UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

WESTWOOD FUNDS®

Westwood LargeCap Value
Westwood Low Volatility Equity (formerly, Westwood Dividend Growth)
Westwood SMidCap Plus
Westwood SMidCap
Westwood SmallCap (formerly, Westwood SmallCap Value)
Westwood MLP and Strategic Energy
Westwood Income Opportunity
Westwood Worldwide Income Opportunity
Westwood Global Equity
Westwood Global Dividend
Westwood Emerging Markets
Westwood Short Duration High Yield
Westwood Opportunistic High Yield
Westwood Market Neutral Income
Westwood Strategic Global Convertibles

Semi-Annual Report **April 30, 2017**

Investment Adviser:
Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

April 30, 2017

Dear Shareholders:

Looking back, 2016 should mark the inflection point when several ‘regime changes’ began unfolding with profound implications on the investing landscape in the years to come. Regime change typically refers to a significant change in political leadership. This certainly occurred with the U.S. presidential election that saw for the first time since 2009, both houses of Congress and the presidency being controlled by the same party. However, there are several other important changes occurring in the world, while not political in nature, are captured by that heading such as the return of inflation or the shift in monetary policy by the Federal Reserve (the “Fed”) away from the extremely low levels put in place after the great financial crisis of 2008-2009. These regime changes should alter how investors view the fundamental landscape for companies, and should lower equity correlations to allow for individual stocks to trade more on their own abilities to generate earnings.

Perhaps most important is the shift away from low interest rates and the highly accommodative monetary policy enacted by the Fed since the crisis. With the end of the “lower for longer/forever” narrative for interest rates, earnings growth is replacing higher valuation multiples as the driver for continued gains in the market. The efforts by the Fed and other global central banks to flood the investment markets with cheap money helped to raise valuations for all asset classes in response to concerns over the economy slowing. This was a challenging environment for active management and our style of investing as the flood of capital created a “rising tide that lifted all boats” at the same time, with less emphasis on specific companies’ outlooks and growth potential. The importance of this shift towards a more normal interest rate environment cannot be overstated as the economic recovery continues and unemployment remains low.

While the timing is uncertain, the potential for lower corporate tax rates or lower regulatory burdens could help lower the cost to companies. These fiscal tailwinds could be meaningful, and importantly, additive to the earnings growth already underway for companies across sectors as the economy improves. For instance, after three years of essentially flat earnings, the S&P 500 is slated to return to earnings growth this year even without fiscal policy help as optimism improved post-election. The market is watching Washington D.C. for signs of what changes might occur in terms of tax rates, however, there are a number of ways that agencies and executive orders that can have a meaningful impact to lower costs for corporations faster and do not require congressional approval. In contrast to monetary policy, fiscal policy and earnings growth are consistent with “winners and losers” which favors both active management and our style of investing as some companies should benefit more than others.

Starting early in 2017, many companies began to see growing optimism from their customers which continued into first quarter earnings reports in the spring. However, this optimism is running ahead of actual orders from customers. While many businesses are feeling better, they are not ready yet to ramp investment spending meaningfully from the prior low levels in areas such as incremental inventories and additional capacity. The better than anticipated results for the first quarter of 2017, up over ten percent from last year, bodes well for future spending to increase if the trend higher continues.

The regime changes underway should continue to have profound impact on the investment landscape. We believe Westwood’s fundamental bottom-up focus on companies is more important than ever as the market returns to valuing companies more based on their own fundamentals and becomes less dependent on lower interest rates to drive valuations higher. We believe that these regime changes will unfold over the coming years, impacting companies’ ability to generate higher earnings, and that some companies should stand to benefit more than others. We expect that this can continue to help lower correlations among stocks. We remain committed to our time-tested process of identifying opportunities in high-quality companies with undervalued earnings prospects while attempting to limit losses to client capital, should volatility rise from these low levels.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

A discussion of each fund’s performance during the semi-annual period ending April 30, 2017 is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	12.31%	5.14%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	12.29%	5.12%
Russell 1000 Value Index	11.69%	3.07%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

Positive stock selection in Health Care, Producer Durables and Consumer Discretionary contributed positively to relative performance. Several banks were top contributors as the industry enjoyed a strong rally post-election on hopes of easing regulatory burdens and corporate tax reform. JPMorgan and Bank of America both grew their market share with strong expense control tailwinds in their most recent results. Wells Fargo continued seeing some headwinds to their topline growth but introduced a new efficiency plan to help further expand their margins over time. A strong housing market helped drive same-store sales growth above expectations for both Home Depot and Sherwin-Williams. Both companies also saw nice margin expansion as expense control and operating leverage unfolded.

Stock selection in Consumer Staples, Financial Services and Real Estate Investment Trusts (“REITs”) weighed on relative performance. The decline witnessed in the energy commodity complex pressured a number of names including Halliburton and RSP Permian, though noteworthy that Halliburton management commented that demand had increased and that they were incurring higher near-term expenses to bring additional capacity online to satisfy demand for oilfield services. Simon Property Group declined as investors grappled with the impact on their mall portfolio from the pressures being felt by their retail tenants. General Mills moved lower as their pricing strategy and promotional cadence was less effective than planned despite strong cost takeout efforts. McCormick fell as investors were concerned about weaker trends in their categories at grocery stores.

Westwood Low Volatility Equity Fund

The performance of the Westwood Low Volatility Equity Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Low Volatility Equity Fund (WLVIX)†	10.60%	5.86%
Russell 1000 Index	13.46%	7.15%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

† The Low Volatility Equity Fund was formerly known as the Dividend Growth Fund. As of December 30, 2016, the Fund’s principal investment strategies changed. Past performance shown may have differed had the Fund’s current investment strategy been in effect.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Selection in Consumer Discretionary, Energy and Health Care positively contributed to relative performance. Defense stocks such as General Dynamics rose after the U.S. election on the expectation that the new administration will seek to spend more on defense. Bank stocks such as Wells Fargo saw strong gains driven by expectations for an improving regulatory backdrop and corporate tax reform. A strong housing market underpinned healthy same-store sales growth at Home Depot, which supplemented good expense control, resulting in higher margins and buoying investor sentiment.

Selection in Financial Services, Technology and Consumer Staples weighed on relative performance. Hormel Foods declined after its management lowered guidance due to unfavorable market conditions in the turkey industry, renewing investors’ fears that competing protein prices, market share issues and higher operating costs will pressure the company’s profit outlook. WW Grainger reported a disappointing set of results towards the end of the period due to significant price deflation, adding to investors’ fears of the risk that Amazon poses to the company’s pricing power. Energy was among the worst-performing sectors during the period as concerns rose that OPEC production cuts would not offset rising U.S. production enough to bring the oil market back into balance, weighing on energy-related companies such as Schlumberger.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood SMidCap Plus Fund (WHGPX)	12.47%	4.34%
Russell 2500 Index	15.65%	4.56%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

Positive stock selection in Materials and an underweight to Real Estate Investment Trusts (“REITs”) contributed to relative performance. Teleflex shares gained as the company continued posting strong organic growth and expanding their margins. Wintrust Financial and Wester Alliance both rallied as the industry enjoyed a strong rally post-election on hopes of easing regulatory burdens and corporate tax reform as well as the potential for higher loan growth which has started to develop this year. C.R. Bard moved higher as the company agreed to be acquired by Becton Dickinson at a significant premium. Booz Allen Hamilton rallied as expectations grew for higher levels of defense spending post-election.

Producer Durable stock selection and an overweight to Utilities weighed on relative performance. The decline witnessed in the energy commodity complex pressured several names including PDC Energy and Parsley Energy, despite strong acreage positions and solid execution. Hanesbrands fell as inventory destocking by a large retailer and the transition to online from brick and mortar caused near-term disruptions to their growth trajectory. Pitney Bowes shares moved lower as stabilization that had been seen in their core North American mailing business gave way to disappointing declines. Curtiss-Wright shares were pressured by the uncertainty regarding future AP1000 nuclear reactors where the company is the sole supplier of reactor coolant pumps.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood SMidCap Fund (WHGMX)	13.37%	2.93%
Russell 2500 Index	15.65%	4.56%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Positive stock selection in Consumer Staples, Materials and Consumer Discretionary contributed to relative performance. Teleflex shares gained as the company continued posting strong organic growth and expanding their margins. Wintrust Financial and Wester Alliance both rallied as the industry enjoyed a strong rally post-election on hopes of easing regulatory burdens and corporate tax reform as well as the potential for higher loan growth which has started to develop this year. j2 Global moved higher as solid execution and their acquisition of Everyday Health was well-received by investors. Albemarle shares rallied on strong results driven by their lithium business, which is a uniquely positioned global leader with pricing power and secular growth potential.

Producer Durables, Technology and Health Care weighed on relative performance due to stock selection. The decline witnessed in the energy commodity complex pressured several names including PDC Energy and Parsley Energy, despite strong acreage positions and solid execution. Hanesbrands fell as inventory destocking by a large retailer and the transition to online from brick and mortar caused near-term disruptions to their growth trajectory. Pitney Bowes shares moved lower as stabilization that had been seen in their core North American mailing business gave way to disappointing declines. Avnet was pressured as the impact from new supplier agreements that will cause lower core margins offset the positive impact from their asset sale and planned acquisition.

Westwood SmallCap Fund

The performance of the Westwood SmallCap Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood SmallCap Fund (WHGSX)†	17.72%	1.15%
Russell 2000 Value Index	18.26%	0.26%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

† The Westwood SmallCap Fund was formerly known as the Westwood SmallCap Value Fund.

An overweight in Materials along with positive stock selection contributed to relative performance as did stock selection in Technology and Health Care. MKS Instruments moved higher as the company’s acquisition of Newport performed at a high level and their legacy operations continued posting strong growth. Trex Company gained as their differentiated products continued to resonate with customers, driving topline growth and margin expansion. Apogee Enterprises benefited as management executed on their strategy for accretive acquisitions to further leverage a strong commercial construction cycle. Novanta rose as the company continued to execute on their organic plan of increasing design and product wins to expand their market reach within the medical markets. Wintrust Financial rallied as the industry enjoyed a strong move up post-election on potential fiscal tailwinds and the potential for higher loan growth.

Stock selection in Producer Durables and Consumer Discretionary along with an underweight to Financials weighed on relative performance. Ramco-Gershenson moved lower as investors grappled with the pressures being faced by their retail tenants. Resolute Energy and Callon Petroleum were pressured by the decline in crude oil prices despite their attractive, low-cost shale acreage. Nautilus fell as the improvement in their direct sales channel was more than offset by the headwinds in their retail sales and led management to lower guidance. Oxford Industries declined over concerns from the broader retail space as e-commerce disruptions weighed on their results in the wholesale space and caused their top-line and bottom-line growth to miss expectations.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood MLP and Strategic Energy Fund (WMLPX)	4.50%	-1.29%
Alerian MLP Index	9.59%	2.62%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Energy equities stabilized over the past six months in the wake of a U.S. Presidential election and a November meeting among members of the Organization of Petroleum Exporting Countries (“OPEC”). Oil prices staged a dramatic rally into year-end, helped by the OPEC agreement to an effective 1.2 million barrel reduction in production from reference level. The agreement specifies a six month production cut effective January 1 with the option for another six month extension to be discussed in May. Non-OPEC drillers such as Russia and Oman agreed to cut an additional 600,000 barrels as well. Thematic conversations began to shift toward growth potential more than balance sheet repair for domestic upstream and midstream companies. The Master Limited Partnership (“MLP”) asset class outperformed energy producers as well as utilities during the period as North American drillers updated plans to bring more rigs back to work. Utilities underperformed shortly after the U.S. election as interest rates rose and investors favored a rotation into infrastructure. However, this thematic reallocation moderated in the spring months even in the face of a 25 basis point target rate increase at the Federal Open Market Committee (“FOMC”) March meeting.

For the six months ended April 30, 2017, the Fund gained 4.50% on a total return basis compared to the Alerian MLP Index gain of 9.59%. Over the same period, the Philadelphia Utilities Index rose 6.04% and the S&P 500 Index rose 13.32%.

Crude oil and natural gas prices rallied into year-end on expectations of accommodative regulation and environmental policy in the U.S. Subsequently however, prices softened as domestic oil production filled the void left by OPEC curtailments and warm winter weather moderated demand for natural gas. Consolidation continued in the midstream asset class including plans for a merger of two related entities and a bid to take another company private. The search for growth combined with improvements in cost of capital have led management teams to transact on acquisition opportunities. Organic growth opportunities remain relatively muted with notable exceptions in the Permian and Marcellus regions where rig counts continue to climb.

Among our best performers in the period has been Noble Midstream Partners, which delivered better than expected volume upside within gathering systems as well as top tier distribution growth paired with conservative balance sheet financing. Management also began growing the cash distribution earlier than expected and upwardly revised the outlook for near term cash flow growth. NextEra Energy Partners outperformed as management took steps to reduce overall cost of capital with a reset of incentive distribution rights. This modification will place a cap on fees paid to the corporate sponsor and allows management to extend growth guidance an additional two years. Among our worst performers was Halliburton Co. which showed a rare quarterly earnings miss due to front-loaded costs that we expect to increase earnings in subsequent periods. Ironically, these rising costs relate to increased employee and equipment costs in preparation for a surge in North American shale drilling activity.

The early benefits of OPEC production curtailments combined with reasonably disciplined compliance among member nations to help bring global oil markets much closer into balance with demand. However, non-OPEC suppliers in prolific shale basins took opportunities to accelerate drilling in the interim. As a result, energy equity valuations remain volatile along with commodity prices. Nonetheless, earnings levels for many companies have begun to rise allowing us to identify attractive

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(Unaudited)

opportunities with undervalued earnings streams. We expect disciplined management teams with the ability to mitigate risk and exploit improving fundamentals to be rewarded in the fullness of time.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	6.52%	4.59%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	6.39%	4.52%
Citigroup 10-Year Treasury Index	-3.11%	1.98%
Citigroup 3-Month Treasury Bill Index	0.23%	0.17%
S&P 500 Index	13.32%	7.16%
FTSE NAREIT Index	4.98%	2.99%
25/25/25/25 Blended Benchmark Index**	3.77%	3.07%
*	Without sales charge
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018.

Performance for the period was driven primarily by allocation to Common Stocks. Allocation to Master Limited Partnerships (“MLPs”) also contributed meaningfully. Comcast shares gained due to strong revenue growth in several areas including cable, content and theme parks. Bank stocks such as U.S. Bancorp saw strong gains driven by expectations for an improving regulatory backdrop and corporate tax reform. Shares of Boeing rose in part due to a perceived amicable relationships with the new U.S. administration, which is looking to increase Defense spending.

Despite strong cost takeout efforts, General Mills moved lower as the company’s pricing strategy and promotional cadence was less effective than anticipated. CVS Health declined after management gave disappointing guidance due to two contract loses in their retail pharmacy business. U.S. interest rates rose significantly during the period, weighing on the Preferred Stock of U.S. Bancorp.

Westwood Worldwide Income Opportunity Fund

The performance of the Westwood Worldwide Income Opportunity Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Worldwide Income Opportunity Fund (WWIOX)	4.92%	3.93%
MSCI World Index	12.12%	7.95%
FTSE/EPRA NAREIT Developed Index	3.28%	3.17%
Bloomberg Barclays Global Treasury G-7 Index	-2.98%	3.10%
Citigroup 3-Month Treasury Bill Index	0.23%	0.17%
25/25/25/25 Blended Benchmark Index*	3.08%	3.58%
*	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global Treasury G-7 Index, 25% Citigroup 3-Month Treasury Bill Index.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Performance for the period was driven primarily by allocation to Common Stocks. Allocation to Master Limited Partnerships (“MLPs”) also contributed meaningfully. Comcast shares gained due to strong revenue growth in several areas including cable, content and theme parks. Bank stocks such as U.S. Bancorp saw strong gains driven by expectations for an improving regulatory backdrop and corporate tax reform. Shares of Boeing rose in part due to a perceived amicable relationships with the new U.S. administration, which is looking to increase Defense spending.

Energy was among the worst-performing sectors during the period as concerns rose over a rising U.S. rig count and domestic inventories, with exploration and production companies such as Occidental Petroleum particularly hard hit. U.S. interest rates rose significantly during the period, weighing on the Preferred Stock of U.S. Bancorp. Shares of Nippon Telegraph and Telephone, which rose modestly in Yen terms, declined in U.S. Dollar terms due to Yen weakness.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Global Equity Fund (WWGEX)	8.94%	7.97%
MSCI All Country World Index	11.76%	8.57%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets rose during the period, amid renewed optimism towards economic growth prospects, as Emerging Markets (“EM”) outperformed the developed world. A stabilization of growth in China, improved global industrial activity, abating deflationary pressures, and continued economic expansion in the U.S. provided a favorable backdrop for financial assets and risk appetite among investors. Precious metals including gold, silver and copper, all posted gains, while oil prices fell amid supply concerns from shale production and a possible delay in Organization of Petroleum Exporting Countries (“OPEC”) production cuts. From a global ACWI sector perspective, Information Technology, Healthcare, and Consumer Discretionary outperformed, while Energy lagged as the only sector with a negative return.

U.S. equities rose on improving macro conditions and rising earnings growth environment, as manufacturing activity and construction spending saw healthy gains. The Federal Reserve delivered an anticipated 25 basis point rate hike but was slightly more hawkish in its outlook. Market confidence was shaken by the Trump administration’s failure to pass the healthcare reform bill, foreshadowing further challenges ahead for pro-growth policies such as corporate tax reform and infrastructure spending. Europe saw a broad-based advance across the region as all market constituents were positive, particularly in Spain and Netherlands. The European area unemployment rate dropped to the lowest level in nearly eight years in February to 9.5%, while factory activity grew at the fastest pace in almost six years in March to a 71-month Purchasing Manager Index (“PMI”) high of 56.2, and industrial producer prices climbed 4.5% year-over-year. U.K. manufacturing growth however, slowed unexpectedly in March to the lowest level in four months, as the government invoked Article 50 as the first step towards fulfilling Brexit. The Asia Pacific region posted healthy gains, led by Singapore, Hong Kong and Australia. Emerging Markets outperformed with strong gains in Asia and Latin America. Foreign inflows propelled returns in India following the ruling party’s victory in key state elections, while Cabinet approved four draft laws on the pending Goods and Services Tax. China’s official PMI stood at 51.8 in March, beating consensus, as the People’s Bank of China signaled a shift away from its current accommodative stance. Latin America advanced as Chile and Mexico recovered strongly, the latter being one of the best performing markets in EM as the peso recovered. Brazil lost some of its gains in March as

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
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fourth quarter Gross Domestic Product (“GDP”) growth fell below expectations to a deepening recession, adding pressure on policymakers to deliver growth and implement reforms. The Europe, Middle East and Asia (“EMEA”) region underperformed as a decline in Russia offset gains in Poland, Turkey and South Africa.

Within the portfolio, positive sector selection was offset by detraction in security selection. Consumer Discretionary and Utilities were the leading detractors, while Energy contributed.

Consumer Discretionary detracted primarily from security selection, in particular, Hanon Systems and Omnicom Group. Despite the short-term selloff, Hanon remains a long-term holding and the investment thesis includes industry leading climate-control technology, on-going restructuring, and market dominance that we expect to continue to drive pricing power, new business opportunities, and long-term growth prospects. Omnicom Group detracted as the company reported the slowest U.S. organic growth in a few years, with low visibility from clients on spending plans. Samsonite International, the leading global luggage brand which has been under some pressure from a slowdown in tourism particularly in Asia, contributed as the company is focused on cost efficiency and operating leverage.

Utilities detracted from security selection primarily in China. CT Environmental Group, an industrial waste water treatment company in China, detracted as shares fell substantially before being temporarily halted from trading in early December. Allegations of questionable practices regarding asset valuation, reporting, and conflict of interest were published by an investment firm based in California, but following several rounds of discussions with company management and fact-checking, we found no basis for the allegations nor evidence of fraud or misconduct. The stock has since recovered and stabilized in market trading.

An underweight allocation and security selection were positive for Energy. Amec Foster Wheeler, a new name to the portfolio, was a contributor as progress towards achieving the company’s turnaround targets appeared to be gaining momentum. The company is poised to accelerate the de-leveraging of its balance sheet, including a possible equity rising in the near future, as the outlook for long-term operating margin improves. Global energy supply concerns weighed on exploration companies like CNOOC.

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Global Dividend Fund (WWGDX)	10.41%	7.71%
MSCI All Country World Index	11.76%	8.57%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets rose during the period, amid renewed optimism towards economic growth prospects, as Emerging Markets (“EM”) outperformed the developed world. A stabilization of growth in China, improved global industrial activity, abating deflationary pressures, and continued economic expansion in the U.S. provided a favorable backdrop for financial assets and risk appetite among investors. Precious metals including gold, silver and copper, all posted gains, while oil prices fell amid supply concerns from shale production and a possible delay in Organization of Petroleum Exporting Countries (“OPEC”) production cuts. From a global ACWI sector perspective, Information Technology, Healthcare, and Consumer Discretionary outperformed, while Energy lagged as the only sector with a negative return.

U.S. equities rose on improving macro conditions and rising earnings growth environment, as manufacturing activity and construction spending saw healthy gains. The Federal Reserve delivered an anticipated 25 basis point rate hike but was

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

slightly more hawkish in its outlook. Market confidence was shaken by the Trump administration’s failure to pass the healthcare reform bill, foreshadowing further challenges ahead for pro-growth policies such as corporate tax reform and infrastructure spending. Europe saw a broad-based advance across the region as all market constituents were positive, particularly in Spain and Netherlands. The European area unemployment rate dropped to the lowest level in nearly eight years in February to 9.5%, while factory activity grew at the fastest pace in almost six years in March to a 71-month Purchasing Manager Index (“PMI”) high of 56.2, and industrial producer prices climbed 4.5% year-over-year. U.K. manufacturing growth however, slowed unexpectedly in March to the lowest level in four months, as the government invoked Article 50 as the first step towards fulfilling Brexit. The Asia Pacific region posted healthy gains, led by Singapore, Hong Kong and Australia. Emerging Markets outperformed with strong gains in Asia and Latin America. Foreign inflows propelled returns in India following the ruling party’s victory in key state elections, while Cabinet approved four draft laws on the pending Goods and Services Tax. China’s official PMI stood at 51.8 in March, beating consensus, as the People’s Bank of China signaled a shift away from its current accommodative stance. Latin America advanced as Chile and Mexico recovered strongly, the latter being one of the best performing markets in EM as the peso recovered. Brazil lost some of its gains in March as fourth quarter Gross Domestic Product (“GDP”) growth fell below expectations to a deepening recession, adding pressure on policymakers to deliver growth and implement reforms. The Europe, Middle East and Asia (“EMEA”) region underperformed as a decline in Russia offset gains in Poland, Turkey and South Africa.

Within the portfolio, positive sector selection was offset by detraction in security selection. Consumer Discretionary, Consumer Staples, and Telecommunication Services were the leading detractors.

Consumer Discretionary detracted primarily from security selection, led by Hanon Systems and Informa Plc. Despite the short-term selloff, Hanon remains a long-term holding and the investment thesis includes industry leading climate-control technology, on-going restructuring, and market dominance that we expect to continue to drive pricing power, new business opportunities, and long-term growth prospects. Informa Plc., reported mixed results as revenue growth was below expectations but operating margin was slightly ahead at 30.9%. Samsonite International, the leading global luggage brand which has been under some pressure from a slowdown in tourism particularly in Asia, contributed as the company is focused on cost efficiency and operating leverage.

Security selection in Consumer Staples led to detraction. Japan Tobacco was the leading detractor amid concerns of declining market share in both domestic and overseas markets, but there are early signs of positive catalysts regarding currency and regulation that should help the company achieve a sustainable operating profit of 20%. Thai Union Group detracted as the company faced short-term challenges from a slowdown in the salmon business and weakness in tuna prices, however earnings quality and balance sheet remain solid. Through merger & acquisition transactions over the past few years, including an investment stake in the Red Lobster restaurant franchise most recently, the company has increased diversification in its business portfolio, and incorporated higher-margin product innovation to supplement its traditional frozen seafood business.

Overweight allocation was the primary cause of detraction for Telecommunication Services. Detractors included Nippon Telegraph, Vodafone, and SmarTone Telecommunications, the latter holding we sold as a result of competitive pressures within the domestic market and lack of advantage going forward.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	6.19%	14.59%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	6.17%	14.45%
MSCI Emerging Markets Index	8.88%	13.88%
*	Without sales charge.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets rose sharply during the six-month period, amid renewed optimism towards economic growth prospects. While Emerging Markets (“EM”) posted a healthy return of approximately 9% (as measured by the MSCI Emerging Markets Index–Net), the strength of the U.S. dollar and U.S. equities helped to drive the outperformance of the developed world at almost 12%. A stabilization of growth in China, improved global industrial activity, abating deflationary pressures, and continued economic expansion in the U.S. provided a favorable backdrop for financial assets and risk appetite among investors. Precious metals including gold, silver and copper, all posted gains, while oil prices fell amid supply concerns from shale production and a possible delay in Organization of Petroleum Exporting Countries (“OPEC”) production cuts. From a sector perspective in EM, rotation out of defensives such as Consumer Staples and Healthcare led to underperformance, while Information Technology and Materials outperformed.

Asian equity markets rose across the region, led by South Korea, Taiwan, India and China. In South Korea, political and constitutional reform in advance of the upcoming election provided hope for economic stability. Foreign inflows propelled returns in India following the ruling party’s victory in key state elections, while Cabinet approved four draft laws on the pending Goods and Services Tax, which will be the largest tax regime change in the country’s history. China’s official Purchasing Manager Index beat consensus in March, as the People’s Bank of China signaled a shift away from its current accommodative stance. The Europe, Middle East and Asia (“EMEA”) region advanced as Poland and Hungary posted strong gains. A recovery in the ruble and recent disinflation prompted the central bank in Russia to cut rates by 25 basis points. Rising political uncertainty in South Africa as the President reshuffled his cabinet led to further weakness in the rand. Turkey advanced from an appreciation in the lira, which recovered from all-time lows due to action from the central bank, as the most recent constitutional vote consolidates power for the President. Latin America was neutral as Brazil declined due to weak fourth quarter Gross Domestic Product (“GDP”) figures. Chile and Mexico recovered strongly, the latter being one of the best performing markets in EM as the peso recovered.

Within the portfolio, sector allocation and security selection detracted during the period. Financials, Real Estate, and Utilities were the leading detractors by sector. At the country level, exposure in South Korea, Indonesia and Egypt detracted, while India and Taiwan was positive.

Financials detracted primarily from security selection, led by Commercial International Bank of Egypt, following Egypt’s decision to move to a free floating currency regime. While valuation was adversely impacted by a massive devaluation in the pound, the company’s stock has since recovered over 30% in local currency terms, on the basis of strong reported third quarter earnings that was up 28% year-over-year from higher net interest margins and further deposit growth of 15% so far this year. BB Seguridade in Brazil also detracted, primarily from a weak third quarter that saw net income below consensus and guidance. Other detractors included PT Bank Mandiri and Banco Bradesco, while contributors included Bank of Georgia. The bank has achieved strong core revenue growth from a rising asset base and healthy fee income, offsetting more modest earnings in commercial banking due to higher loan risk provisions, and rising costs in the retail banking division.

Detraction in Real Estate was attributable to Emlak Konut in Turkey as the company reported disappointing operating results and expectations of further challenges ahead this year. Despite slower than expected sales growth and higher selling costs, the company has maintained a unique business model that limits development lag and financial risk, combined with a strong level of cash-flow generation.

Utilities detracted from overweight allocation and security selection primarily in China. CT Environmental Group, an industrial waste water treatment company in China, detracted as shares fell substantially before being temporarily halted from trading in early December. Allegations of questionable practices regarding asset valuation, reporting, and conflict of interest were published by an investment firm based in California.

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Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Short Duration High Yield Fund – Institutional Class Shares (WHGHX)	3.19%	2.13%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	3.06%	2.16%
BofA Merrill Lynch U.S. High Yield Index†	5.50%	3.87%
*	Without sales charge.
†	The BofA Merrill Lynch U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Over the six-month period ending April 30, 2017, risk assets posted strong returns driven by positive macro-economic events and improving corporate fundamentals. Despite investor jitters heading into the U.S. Presidential election, risk assets responded favorably to President Trump’s unexpected victory and the prospects of a largely pro-growth, deregulation platform. High Yield continued to climb in concert with the rally across risk assets on strong economic data and news flow generated from President Trump’s first 100 days of office despite the Federal Open Market Committee (“FOMC”) raising the Fed Funds rate in December (as was widely expected) and indicating plans for future increases through 2017. For the six-month period, the market returned 5.50% (as measured by the BofA Merrill Lynch U.S. High Yield Index) with all rating sub-groups posting positive returns. The BB, B and CCC sub-indices returned 3.86%, 5.96% and 10.33%, respectively. Returns were positive across all sectors with Transportation leading the way with a 10.81% return over the past six months and Retail lagging with 0.55% over the same time period. The broad high yield market ended April with a yield-to-worst of 5.55%, down 71 basis points (bps), and spreads tightened 112 bps to 374 bps from October 31, 2016.

The Westwood Short Duration High Yield Fund posted a net-of-fees return of 3.19% for the six-month period ending April 30, approximating the current income for the period and capturing nearly 60% of the broader high yield market return (as measured by the BofA Merrill Lynch U.S. High Yield Index). From a sector standpoint, all sectors posted positive returns for the period, led by Basic Industry and Energy which rallied, contributing more than one third of the return, while Retail and Insurance lagged. By rating, Triple-Cs were the top-performing ratings group, followed by Single-Bs and then Double-Bs. The Fund had an average coupon of 6.82%, a yield-to-worst of almost 80% of the broad yield market and just over 40% of the market duration-to-worst. Exclusive of cash, Fund holdings (381 issues, representing 273 issuers) comprised 33% bonds with maturities of less than three years and 67% in longer maturities but trading to expected early take-outs inside this three-year period. We continue to believe that companies will proactively refinance debt ahead of stated maturities to capture the favorable interest rate environment that the new issue market still offers.

We believe the Fund is well positioned to take advantage of potential volatility associated with changing geopolitical risks and rising interest rates considering the large amount of front-end maturities and expected near-term calls held in the portfolio. This could help to dampen duration extension risk and also could provide cash which could be reinvested at prevailing market rates. We expect to continue to benefit from security selection and portfolio diversification, and will use market volatility to opportunistically add attractively priced positions to the Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Opportunistic High Yield Fund – Institutional Shares (WWHYX)	5.40%	3.30%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)	5.45%	3.32%
BofA Merrill Lynch U.S. High Yield Index	5.50%	3.87%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

Over the six-month period ending April 30, 2017, risk assets posted strong returns driven by positive macro-economic events and improving corporate fundamentals. Despite investor jitters heading into the U.S. Presidential election, risk assets responded favorably to President Trump’s unexpected victory and the prospects of a largely pro-growth, deregulation platform. High Yield continued to climb in concert with the rally across risk assets on strong economic data and news flow generated from President Trump’s first 100 days of office despite the Federal Open Market Committee (“FOMC”) raising the Fed Funds rate in December (as was widely expected) and indicating plans for future increases through 2017. For the six-month period, the market returned 5.50% (as measured by the BofA Merrill Lynch U.S. High Yield Index) with all rating sub-groups posting positive returns. The BB, B and CCC sub-indices returned 3.86%, 5.96% and 10.33%, respectively. Returns were positive across all sectors with Transportation leading the way with a 10.81% return over the past six months and Retail lagging with 0.55% over the same time period. The broad high yield market ended April with a yield-to-worst of 5.55%, down 71 basis points (bps), and spreads tightened 112 bps to 374 bps from October 31, 2016.

The Westwood Opportunistic High Yield Fund posted a strong return for the six months ended April 30, outperforming the benchmark on a gross-of-fees basis but underperforming net of fees. Both risk positioning (defined by duration and yield to worst) and security selection contributed positively to relative gross performance. Outperformance in risk positioning was primarily driven by an underweight to the better quality, more rate sensitive part of the market as well as security selection within the most defensive, short duration segment of the market. This was partially offset by security selection within the most speculative, equity-like part of the market which was a negative contributor to relative performance. This was mostly a function of the Fund not owning the most speculative securities, which rallied during the period. From a sector standpoint, security selection was a positive source of relative performance, led by Services, although was partially offset by modest cash drag in the Fund.

Our conviction remains high that fundamentals will continue to improve as we come upon the anniversary of weak commodity prices and that high yield defaults will peak and recede over the course of 2017 (the strongest driver of our overall risk-taking). We expect high yield issuance to remain tilted towards better quality and refinancing, but generally to be demand-driven and sensitive to fund flows, which we expect to be more volatile. Based on our view of risks and valuations across the market, we continue to believe lower-rated credit offers the best opportunity for attractive returns through credit picking.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	1.75%	1.53%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	1.81%	1.56%
Citigroup 1-Month Treasury Bill Index	0.22%	0.17%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

The broader liquid alternatives investment category posted middle of the road performance over the six months. Low levels of volatility in the global markets during the period favored directional strategies rather than those focused on relative value and non-correlated return series. During the six months ended April 30 2017, the Credit Suisse Liquid Alternatives Beta Index rose 2.34%, while the IQ Hedge Market Neutral Tracker ETF rose a paltry 0.40% over the same period.

The Westwood Market Neutral Income Fund Institutional Shares had solid performance during the preceding half-year, returning 1.75%. The risk on environment during the period is not the ideal backdrop for the Fund, with low levels of volatility and strong trending markets, nonetheless the Fund performed admirably. The Fund incorporates a combination of a shorter-term, yield-oriented convertibles strategy and arbitrage strategies seeking to capitalize on mispriced convertibles. Both of the two major strategies of the Fund, performed well.

The short duration income portfolio benefited from tighter spreads and a moderating of interest rate expectations. Opportunities to add to positions have been aided by the sheer number of convertibles issued a few years back with maturities in 2019 and 2020. The short duration book remains at an approximate 60% allocation.

In the arbitrage book we were able to take advantage of some single stock volatility in many of our names and benefitted from this by actively adjusting our hedges. We’ve also seen richening in many of our positions, with broad-based moves toward fair value across the fund. This trend in valuation has allowed us to also identify some significantly overvalued convertibles in the market that have given us opportunity to short the convertible bond.

A smaller contributor, income generation through option writing, was again modestly beneficial to the Fund’s performance during the past six months, and we will continue to utilize this strategy as a method of enhancing returns of the fund in a low risk manner.

The Fund’s tail hedging strategy was a major drag during the half year ended April 30, 2017. With volatility levels low and falling and most markets trending, the drag on the fund from the cost of this insurance was not insignificant. Yet, it is our opinion, that this strategy is particularly important during the current environment. The relative low cost of protection vs the increased potential for an unforeseen event that derails markets is suitably attractive from a risk management perspective.

As discussed above, this Fund is made up of multiple strategies, intended to provide a reasonable return and healthy liquidity, in a manner which attempts to limit correlation with the broader equity and fixed income markets. As shifts in global market expectations occur, driving factors such as economic growth, inflationary concerns, interest rate changes, geopolitics and risk appetite amongst global investors, we believe this Fund should continue to offer some downside risk management from a potential volatile global investing landscape.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Strategic Global Convertibles Fund

The performance of the Westwood Strategic Global Convertibles Fund (the “Fund”) for the periods ended April 30, 2017 was as follows:

	Six Months	2017 Year-to-Date
Westwood Strategic Global Convertibles Fund (WSGCX)	6.38%	6.19%
Thomson Reuters Global Focus Convertible Bond Index	4.09%	5.37%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

The global convertible bond market performance (as measured by the Thomson Reuters Global Convertible Bond Index) during the six month period ending April 30, 2017 was positive, dragged higher by equity market returns globally. The Thomson Reuters Global Focus Convertible Bond Index was higher by 4.09%, which compares favorably to global credit returns, with the Barclays Global Credit Index, up a modest 1.31% during the period. The return for convertibles did lag the strong results of equities, with the MSCI World Index up a stellar 12.12% from October 31, 2016 through April 30, 2017.

The Westwood Strategic Global Convertible performance was solidly ahead of the benchmark during the period, with a total return, net of fees, of 6.38%. Top down factors aided performance during the period, as a tactical overweight position in the U.S. region proved beneficial. U.S. convertible performance post the November election exhibited a strong move higher with U.S. equities on the hope of infrastructure spending, tax reform and deregulation, the so-called Trump rally.

The Fund’s delta position, or sensitivity to global equity markets, was above that of the benchmark. This positioning has been beneficial from mid-2016 as stock markets have rallied globally. Delta positioning by region has moderated to some degree. U.S. Delta is more or less in line with the market, as is the Asian convertible delta. The majority of the overweight delta now is derived from our European positioning. This has been quite positive to portfolio during the first part of 2017, as regional equity performance has begun to favor Europe.

Security selection relative to the index was excellent during the period, with active share of the fund remaining high. The positive performance of underlying positions was broad based and distributed across regions and industries.

Medicines Company was a major contributor to performance. The company is developing a treatment for high cholesterol that continues to show promise in the lab and research trials. Wright Medical Group was another healthcare related name that also aided performance. Wright is an extremities orthopedic company that is exhibiting strong end market growth. Being higher delta convertibles, both of these positions participated nicely with their underlying equity return. Industrial company SAF-Holland was another strong contributor during the period. A prime beneficiary of the rally in cyclical stocks, the SAF convertible bond was a top performer.

A few names did detract from performance during the period. Technip FMC Plc., an oil and gas service company, suffered along with much of the energy sector. Our lack of positioning in AMD Semiconductor cost the fund, as the benchmark position was substantially higher over the term.

Current positioning remains overweight delta and overweight the U.S. market. However, both of these positions have moderated as performance has broadened globally and equity market risk has increased. We continue to view global stock markets as having upward bias, but with a bit more risk as investors have bid up shares on the promise of future expansionary policy, improving global growth and contained political risks. We see convertibles as an ideal asset in the current

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

environment – one that can participate with higher equity returns, yet should provide investors with some downside risk mitigation if and when investors second guess the future prospects for global equities.

Thank you for your continued trust.

Sincerely,

The Investment Team

The Westwood Funds

S&P Ratings are a grade given to bonds that indicate their credit quality. S&P give ratings after evaluating a bond issuer’s financial strength, or it’s the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned.

Investing involves risk including possible loss of principal.

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-877-386-3944. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investments in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the Fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Several of the Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk, and interest rate fluctuations. Diversification does not protect against market loss.

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Advisor or any other affiliate.

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Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Bloomberg Barclays Global Credit Index is an unmanaged index composed investment grade and high yield credit securities from the Multiverse Index represented in U.S. Dollars on a total return and unhedged basis. The Multiverse Index is the merger of two index groups; the Global Aggregate Index and the Global High Yield Index. The index includes dividend and interest.

Bloomberg Barclays Global G-7 Treasury Index tracks fixed-rate, local currency government debt of the US, Germany, UK, Italy, France, Canada and Japan. The index represents the treasury sector of the Barclays Global Aggregate Index and contains issues from the G7 countries denominated in 5 currencies.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have an investment grade rating(based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Citigroup 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Credit Suisse Liquid Alternatives Beta Index reflects the combined returns of the individual Liquid Alternative Beta strategy indices – Long/Short, Event Driven, Global Strategies, Merger Arbitrage and Managed Futures – weighted according to their respective strategy weights in the Credit Suisse Hedge Fund Index.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FTSE/EPRA NAREIT Developed Index is a capitalization-managed index that tracks the performance of listed real estate companies and REITs worldwide.

IQ Hedge Market Neutral Trade ETF seeks to track, before fees and expenses, the performance of the IQ Hedge Market Neutral Index. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. These strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market cap, region and country.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
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MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Philadelphia Utilities Index is an index composed of geographically diverse public U.S. utility stocks.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters Global Focus Convertible Index measures the size and performance of the convertibles asset class, and is one of the most widely used convertible bond benchmark internationally. It is a market capitalization-weighted, total-return index. They do not impose any currency, regional or sectoral weights, and do not have a fixed number of constituents.

USD is the United States Dollar

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.7%
	Shares	Value

CONSUMER DISCRETIONARY — 6.1%
Comcast, Cl A	100,100	$3,922,919
Home Depot	25,100	3,918,110
VF	70,100	3,829,563

		11,670,592

CONSUMER STAPLES — 11.8%
Colgate-Palmolive	50,400	3,630,816
CVS Health	46,900	3,866,436
Dr. Pepper Snapple Group	39,200	3,592,680
General Mills	66,050	3,798,536
Hormel Foods	113,525	3,982,457
PepsiCo	33,700	3,817,536

		22,688,461

ENERGY — 7.1%
Chevron	35,900	3,830,530
EOG Resources	40,600	3,755,500
Halliburton	68,915	3,161,820
RSP Permian*	77,770	2,959,149

		13,706,999

FINANCIAL SERVICES — 22.1%
Alliance Data Systems	14,590	3,642,102
American International Group	59,100	3,599,781
Bank of America	278,515	6,500,540
BB&T	85,585	3,695,560
Chubb	28,000	3,843,000
Intercontinental Exchange	63,000	3,792,600
JPMorgan Chase	76,065	6,617,655
PayPal Holdings*	85,700	4,089,604
Wells Fargo	122,915	6,617,744

		42,398,586

HEALTH CARE — 12.2%
Abbott Laboratories	109,300	4,769,852
Aetna	28,725	3,879,885

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Becton Dickinson	27,540	$5,149,154
Cigna	24,375	3,811,519
Johnson & Johnson	46,800	5,778,396

		23,388,806

MATERIALS & PROCESSING — 2.0%
Sherwin-Williams	11,700	3,915,756

PRODUCER DURABLES — 14.4%
Accenture, Cl A	33,625	4,078,712
Boeing	21,045	3,889,747
Booz Allen Hamilton Holding, Cl A	111,900	4,020,567
FedEx	20,700	3,926,790
General Dynamics	20,050	3,885,490
Honeywell International	29,800	3,907,972
Union Pacific	34,900	3,907,404

		27,616,682

REAL ESTATE INVESTMENT TRUST — 3.7%
Public Storage	17,100	3,580,398
Simon Property Group	21,700	3,586,142

		7,166,540

TECHNOLOGY — 9.2%
Alphabet, Cl A*	4,365	4,035,530
Amdocs	62,950	3,855,058
Lam Research	13,340	1,932,299
Microsoft	28,435	1,946,660
Oracle	86,300	3,880,048
Texas Instruments	25,211	1,996,207

		17,645,802

UTILITIES — 7.1%
AT&T	146,050	5,787,961
Nextera Energy	29,100	3,886,596
WEC Energy Group	63,700	3,855,124

		13,529,681

Total Common Stock (Cost $135,807,107)		183,727,905

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2017 (Unaudited)

SHORT-TERM INVESTMENT — 3.0%
	Shares	Value

SEI Daily Income Trust, Government Fund, Cl F, 0.580% (A) (Cost $5,759,384)	5,759,384	$5,759,384

Total Investments — 98.7% (Cost $141,566,491)		$189,487,289

Percentages are based upon Net Assets of $191,904,427.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2017.

Cl – Class

As of April 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 70.1%
	Shares	Value

CONSUMER DISCRETIONARY — 5.9%
Comcast, Cl A	22,087	$865,590
Home Depot	7,030	1,097,383
McDonald’s	5,670	793,403
Walt Disney	4,970	574,532

		3,330,908

CONSUMER STAPLES — 13.3%
Altria Group	7,840	562,755
Colgate-Palmolive	15,236	1,097,602
CVS Health	13,905	1,146,328
Dr. Pepper Snapple Group	5,855	536,611
General Mills	13,160	756,832
Hershey	5,250	568,050
Hormel Foods	23,280	816,662
McCormick	8,410	840,159
PepsiCo	10,090	1,142,995

		7,467,994

ENERGY — 3.5%
Chevron	9,213	983,027
Kinder Morgan	24,465	504,713
Schlumberger	6,550	475,464

		1,963,204

FINANCIAL SERVICES — 9.1%
American International Group	16,460	1,002,579
Bank of America	49,215	1,148,678
Chubb	4,025	552,431
US Bancorp	21,170	1,085,597
Wells Fargo	24,595	1,324,195

		5,113,480

HEALTH CARE — 5.6%
Abbott Laboratories	25,100	1,095,364
Becton Dickinson	3,308	618,497

COMMON STOCK — continued
	Shares/ Face Amount	Value
HEALTH CARE — continued
Johnson & Johnson	4,843	$597,965
Merck	13,675	852,363

		3,164,189

MATERIALS & PROCESSING — 1.6%
Sherwin-Williams	2,710	906,983

PRODUCER DURABLES — 8.4%
FedEx	2,835	537,800
General Dynamics	4,660	903,062
Honeywell International	7,080	928,471
Illinois Tool Works	4,290	592,406
Raytheon	3,815	592,126
Union Pacific	10,490	1,174,460

		4,728,325

REAL ESTATE INVESTMENT TRUST — 3.6%
Alexandria Real Estate Equities	7,205	810,634
Public Storage	3,544	742,043
Simon Property Group	2,953	488,013

		2,040,690

TECHNOLOGY — 13.2%
Alphabet, Cl A*	638	589,844
Amdocs	13,931	853,134
Amphenol, Cl A	8,010	579,203
Apple	9,610	1,380,476
Automatic Data Processing	10,585	1,106,027
Microsoft	21,310	1,458,882
Oracle	13,805	620,673
Texas Instruments	11,075	876,919

		7,465,158

UTILITIES — 5.9%
AT&T	25,650	1,016,509
CMS Energy	19,985	907,319
Nextera Energy	4,200	560,952
WEC Energy Group	14,090	852,727

		3,337,507

Total Common Stock (Cost $33,256,120)		39,518,438

CONVERTIBLE BONDS — 24.3%
CONSUMER DISCRETIONARY — 2.1%
Tesla 1.250%, 03/01/21	$1,160,000	1,202,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND
APRIL 30, 2017 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount/ Shares	Value

CONSUMER STAPLES — 4.5%
Bunge 4.875%, 12/31/49	$11,800	$1,267,320
Vector Group 1.750%, 04/15/20 (A)	1,237,835	1,261,563

		2,528,883

FINANCIAL SERVICES — 1.5%
Cowen Group 3.000%, 03/15/19	830,000	853,862

HEALTH CARE — 8.1%
Hologic 2.000%, 03/01/42	900,000	1,313,438
Medicines 2.750%, 07/15/23 (B)	940,000	1,140,925
NuVasive 2.250%, 03/15/21	680,000	904,825
Wright Medical Group 2.250%, 11/15/21 (B)	800,000	1,227,500

		4,586,688

INDUSTRIALS — 1.6%
Greenbrier 2.875%, 02/01/24 (B)	855,000	909,506

REAL ESTATE INVESTMENT TRUST — 1.1%
Starwood Property Trust 3.750%, 10/15/17	600,000	607,875

TECHNOLOGY — 5.4%
Electronics For Imaging 0.750%, 09/01/19	775,000	823,437
Microchip Technology 1.625%, 02/15/27 (B)	740,000	757,575
Nice Systems 1.250%, 01/15/24 (B)	895,000	925,206
SunPower 4.000%, 01/15/23	650,000	521,219

		3,027,437

Total Convertible Bonds (Cost $13,177,886)		13,716,301

CONVERTIBLE PREFERRED STOCK — 4.8%
HEALTH CARE — 2.5%
Allergan, 5.500%*	1,000	865,780
Teva Pharmaceutical Industries, 7.000%*	1,000	571,000

		1,436,780

CONVERTIBLE PREFERRED STOCK — continued
	Shares	Value

TECHNOLOGY — 1.2%
Belden, 6.750%*	6,800	$674,186

UTILITIES — 1.1%
DTE Energy, 6.500%*	11,300	608,957

Total Convertible Preferred Stock (Cost $2,808,110)		2,719,923

SHORT-TERM INVESTMENT — 0.5%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (C) (Cost $267,894)	267,894	267,894

Total Investments — 99.7% (Cost $49,510,010)		$56,222,556

Percentages are based upon Net Assets of $56,364,968.

*	Non-income producing security.

(A)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2017.

(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2017 was $1,227,500 and represents 2.18% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of April 30, 2017.

Cl – Class

The following is a summary of the inputs used as of April 30, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$39,518,438	$—	$—	$39,518,438
Convertible Bonds	—	13,716,301	—	13,716,301
Convertible Preferred Stock	2,719,923	—	—	2,719,923
Short-Term Investment	267,894	—	—	267,894

Total Investments in Securities	$42,506,255	$13,716,301	$—	$56,222,556

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.6%
	Shares	Value

CONSUMER DISCRETIONARY — 11.4%
Cable One	4,650	$3,170,649
Cedar Fair LP	22,000	1,576,740
Columbia Sportswear	24,780	1,403,044
Hanesbrands	70,200	1,531,062
Helen of Troy*	22,200	2,086,800
Mohawk Industries*	12,200	2,864,438
Newell Brands	43,214	2,063,036
Pentair	29,730	1,917,882

		16,613,651

CONSUMER STAPLES — 6.5%
Dr. Pepper Snapple Group	14,700	1,347,255
Energizer Holdings	42,500	2,517,275
J&J Snack Foods	11,050	1,487,109
JM Smucker	21,400	2,711,808
McCormick	14,800	1,478,520

		9,541,967

ENERGY — 6.6%
Diamondback Energy*	28,500	2,845,440
Parsley Energy, Cl A*	94,400	2,812,176
PDC Energy*	22,800	1,259,244
RSP Permian*	73,900	2,811,895

		9,728,755

FINANCIAL SERVICES — 20.0%
Broadridge Financial Solutions	30,935	2,163,594
Chemical Financial	71,613	3,398,037
Equifax	15,600	2,110,836
First Republic Bank	35,095	3,244,884
Hartford Financial Services Group	44,815	2,167,253
Home BancShares	80,300	2,043,635
Markel*	2,235	2,167,056
Western Alliance Bancorp*	74,300	3,558,970
Wintrust Financial	41,970	2,973,994

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
XL Group	54,825	$2,294,426
Zions Bancorporation	78,305	3,134,549

		29,257,234

HEALTH CARE — 9.9%
Cooper	7,525	1,507,483
CR Bard	4,850	1,491,278
Patterson	64,200	2,856,258
PerkinElmer	36,500	2,168,465
Premier, Cl A*	47,550	1,607,190
STERIS	20,800	1,535,040
Teleflex	16,100	3,330,929

		14,496,643

MATERIALS & PROCESSING — 7.9%
Albemarle	30,072	3,275,142
Eagle Materials	29,075	2,790,328
PolyOne	41,800	1,638,978
Sensient Technologies	26,633	2,178,579
WestRock	30,477	1,632,348

		11,515,375

PRODUCER DURABLES — 12.1%
Booz Allen Hamilton Holding, Cl A	78,280	2,812,600
Curtiss-Wright	30,830	2,881,372
FLIR Systems	78,764	2,893,002
Hubbell, Cl B	21,020	2,377,993
Huntington Ingalls Industries	14,000	2,812,460
Ingersoll-Rand	26,550	2,356,312
Woodward	22,658	1,533,267

		17,667,006

REAL ESTATE INVESTMENT TRUST — 7.4%
Alexandria Real Estate Equities	31,723	3,569,155
Brandywine Realty Trust	174,500	2,961,265
Highwoods Properties	50,759	2,582,618
Hudson Pacific Properties	51,700	1,776,412

		10,889,450

TECHNOLOGY — 5.8%
Amdocs	45,500	2,786,420
Avnet	64,400	2,491,636
Electronics For Imaging*	29,900	1,368,822
KLA-Tencor	18,900	1,856,358

		8,503,236

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UTILITIES — 9.0%
Alliant Energy	53,300	$2,095,756
DTE Energy	34,700	3,629,273
j2 Global	25,625	2,312,400
WEC Energy Group	58,890	3,564,023
Zayo Group Holdings*	43,000	1,508,010

		13,109,462

Total Common Stock (Cost $113,474,753)		141,322,779

SHORT-TERM INVESTMENT — 3.4%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (A) (Cost $4,950,467)	4,950,467	4,950,467

Total Investments — 100.0% (Cost $118,425,220)		$146,273,246

Percentages are based upon Net Assets of $146,266,570.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2017.

Cl – Class

LP – Limited Partnership

As of April 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%
	Shares	Value

CONSUMER DISCRETIONARY — 9.1%
Cable One	12,880	$8,782,357
Cedar Fair LP	121,408	8,701,311
Columbia Sportswear	68,669	3,888,039
Hanesbrands	158,900	3,465,609
Helen of Troy*	67,200	6,316,800
Pentair	91,445	5,899,117

		37,053,233

CONSUMER STAPLES — 5.4%
Edgewell Personal Care*	52,086	3,723,628
Energizer Holdings	138,186	8,184,757
Flowers Foods	205,100	4,022,011
J&J Snack Foods	45,350	6,103,203

		22,033,599

ENERGY — 6.8%
Diamondback Energy*	82,742	8,260,961
Parsley Energy, Cl A*	264,100	7,867,539
PDC Energy*	65,000	3,589,950
RSP Permian*	209,672	7,978,020

		27,696,470

FINANCIAL SERVICES — 20.5%
Broadridge Financial Solutions	90,400	6,322,576
Chemical Financial	200,785	9,527,248
Equifax	44,510	6,022,648
Great Western Bancorp	220,135	9,069,562
Home BancShares	160,300	4,079,635
Kemper	103,500	4,072,725
Renasant	97,577	4,137,265
South State	46,700	4,116,605
Western Alliance Bancorp*	201,700	9,661,430
Wintrust Financial	137,858	9,768,618
XL Group	201,390	8,428,171

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Zions Bancorporation	206,063	$8,248,702

		83,455,185

HEALTH CARE — 9.5%
Cooper	20,360	4,078,719
Patterson	184,000	8,186,160
PerkinElmer	106,598	6,332,987
Premier, Cl A*	184,206	6,226,163
STERIS	59,200	4,368,960
Teleflex	45,787	9,472,872

		38,665,861

MATERIALS & PROCESSING — 9.4%
Albemarle	79,670	8,676,860
Eagle Materials	84,800	8,138,256
Interface, Cl A	317,367	6,315,603
KapStone Paper and Packaging	195,052	4,113,647
PolyOne	114,625	4,494,446
Sensient Technologies	79,679	6,517,742

		38,256,554

PRODUCER DURABLES — 13.2%
Booz Allen Hamilton Holding, Cl A	222,557	7,996,473
Curtiss-Wright	86,165	8,052,981
FLIR Systems	233,400	8,572,782
Herman Miller	128,153	4,241,864
Hubbell, Cl B	62,230	7,040,080
Huntington Ingalls Industries	38,024	7,638,641
OSI Systems*	80,600	6,238,440
Woodward	60,183	4,072,584

		53,853,845

REAL ESTATE INVESTMENT TRUST — 8.9%
Alexandria Real Estate Equities	70,350	7,915,079
Brandywine Realty Trust	484,890	8,228,583
Highwoods Properties	138,400	7,041,792
Hudson Pacific Properties	148,300	5,095,588
STAG Industrial	308,800	8,139,968

		36,421,010

TECHNOLOGY — 5.4%
Amdocs	172,928	10,590,111
Avnet	188,100	7,277,589
Electronics For Imaging*	89,190	4,083,118

		21,950,818

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UTILITIES — 9.2%
Alliant Energy	205,200	$8,068,464
IDACORP	96,500	8,156,180
j2 Global	98,796	8,915,351
NorthWestern	136,700	8,171,926
Zayo Group Holdings*	122,000	4,278,540

		37,590,461

Total Common Stock (Cost $315,925,098)		396,977,036

SHORT-TERM INVESTMENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (A) (Cost $6,836,742)	6,836,742	6,836,742

Total Investments — 99.1% (Cost $322,761,840)		$403,813,778

Percentages are based upon Net Assets of $407,386,878.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2017.

Cl – Class

LP – Limited Partnership

As of April 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.1%
	Shares	Value

CONSUMER DISCRETIONARY — 13.3%
Albany International, Cl A	11,900	$580,125
Carriage Services, Cl A	80,185	2,193,060
Douglas Dynamics	119,658	3,817,090
International Speedway, Cl A	96,530	3,581,263
Lithia Motors, Cl A	38,995	3,725,972
Marcus	119,127	4,026,492
Oxford Industries	64,915	3,763,772
Sonic	139,950	3,761,856

		25,449,630

CONSUMER STAPLES — 2.0%
J&J Snack Foods	28,617	3,851,276

ENERGY — 2.0%
Callon Petroleum*	326,845	3,869,845

FINANCIAL SERVICES — 27.2%
AMERISAFE	28,767	1,655,541
Berkshire Hills Bancorp	54,005	2,025,188
Chemical Financial	74,575	3,538,584
Columbia Banking System	95,340	3,766,883
Employers Holdings	92,088	3,683,520
Glacier Bancorp	110,600	3,736,068
Great Western Bancorp	88,945	3,664,534
Heritage Commerce	198,151	2,829,596
Kemper	46,480	1,828,988
LegacyTexas Financial Group	107,685	4,071,570
Renasant	89,800	3,807,520
Resolute Energy*	99,550	3,728,148
Safety Insurance Group	24,904	1,803,049
ServisFirst Bancshares	61,800	2,336,040
South State	23,500	2,071,525
SRC Energy*	531,004	4,003,770
Wintrust Financial	50,028	3,544,984

		52,095,508

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 5.8%
CONMED	61,700	$3,033,172
Integra LifeSciences Holdings*	45,634	2,097,795
Merit Medical Systems*	63,000	2,123,100
Omnicell*	91,715	3,797,001

		11,051,068

MATERIALS & PROCESSING — 13.8%
Apogee Enterprises	77,048	4,199,116
Comfort Systems USA	105,901	3,886,567
Continental Building Products*	169,938	4,137,990
Interface, Cl A	187,800	3,737,220
KapStone Paper and Packaging	126,400	2,665,776
Summit Materials, Cl A*	161,010	4,131,517
Trex*	52,100	3,813,199

		26,571,385

PRODUCER DURABLES — 11.9%
Alamo Group	22,552	1,782,961
Esterline Technologies*	41,887	3,830,566
Gorman-Rupp	58,278	1,667,916
Heartland Express	98,800	1,987,856
Herman Miller	60,625	2,006,688
Kaman	81,484	3,912,047
Knoll	83,650	2,004,254
Littelfuse	24,613	3,794,094
OSI Systems*	24,142	1,868,591

		22,854,973

REAL ESTATE INVESTMENT TRUST — 11.5%
Easterly Government Properties	131,431	2,644,392
Potlatch	61,054	2,750,483
PS Business Parks	16,533	2,009,421
Ramco-Gershenson Properties Trust	226,725	3,022,244
STAG Industrial	147,628	3,891,474
Summit Hotel Properties	229,576	3,794,891
Terreno Realty	126,076	3,893,227

		22,006,132

TECHNOLOGY — 5.8%
Electronics For Imaging*	81,900	3,749,382
MKS Instruments	49,265	3,854,986
Novanta*	126,311	3,543,024

		11,147,392

UTILITIES — 4.8%
ALLETE	51,520	3,601,763

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UTILITIES — continued
Connecticut Water Service	33,724	$1,809,967
NorthWestern	62,618	3,743,304

		9,155,034

Total Common Stock (Cost $144,953,938)		188,052,243

SHORT-TERM INVESTMENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (A) (Cost $3,148,943)	3,148,943	3,148,943

Total Investments — 99.7% (Cost $148,102,881)		$191,201,186

Percentages are based upon Net Assets of $191,701,026.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2017.

Cl – Class

As of April 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.1%
	Shares	Value

ENERGY — 82.9%
CONSOL Energy*	20,170	$306,181
Dominion Midstream Partners LP (A)	8,880	280,164
Enable Midstream Partners (A)	28,700	468,097
Enbridge	18,674	774,037
Enbridge Energy Escrow*	23,865	—
Enbridge Energy Management LLC*	17,713	328,760
EnLink Midstream LLC	15,445	284,960
Enterprise Products Partners LP (A)	10,175	277,981
EOG Resources	4,725	437,062
EQT	7,945	461,922
EQT Midstream Partners LP (A)	5,820	454,193
GasLog Partners LP (A)	12,860	306,711
Halliburton	9,410	431,731
Kinder Morgan	35,230	726,795
Macquarie Infrastructure Co Trust	5,960	484,965
Marathon Petroleum	6,055	308,442
MPLX LP (A)	8,201	288,921
Noble Energy	2,220	71,773
Noble Midstream Partners LP (A)	6,194	310,443
Occidental Petroleum	4,850	298,469
ONEOK	5,495	289,092
Pembina Pipeline	9,462	301,649
Pioneer Natural Resources	2,010	347,710
Plains GP Holdings LP, Cl A	14,206	422,913
Range Resources	5,700	150,993
Royal Dutch Shell ADR, Cl B	2,815	152,348
SemGroup, Cl A	8,865	295,205
Summit Midstream Partners LP (A)	12,997	306,079
Sunoco Logistics Partners LP (A)*	36,310	869,261
Targa Resources	7,925	436,905
Tesoro	1,830	145,869
TransCanada	13,215	613,705
VTTI Energy Partners LP (A)	16,116	307,010
Western Gas Partners LP (A)	4,910	288,266
Williams	10,640	325,903
Williams Partners (A)	6,785	277,710

		12,832,225

COMMON STOCK — continued
	Shares	Value

UTILITIES — 9.2%
Dominion Resources	6,095	$471,936
NextEra Energy Partners LP (A)	13,635	472,453
Sempra Energy	4,190	473,553

		1,417,942

Total Common Stock (Cost $12,221,656)		14,250,167

PREFERRED STOCK — 3.2%
ENERGY — 3.2%
Anadarko Petroleum, 7.500%*	10,700	491,237

(Cost $360,167)		491,237

SHORT-TERM INVESTMENT — 3.1%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (B) (Cost $488,161)	488,161	488,161

Total Investments — 98.4% (Cost $13,069,984)		$15,229,565

Percentages are based upon Net Assets of $15,472,708.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At April 30, 2017, these securities amounted $4,907,289 or 31.7% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2017.

ADR – American Depositary Receipt

Cl – Class

LLC – Limited Liability Company

LP – Limited Partnership

As of April 30, 2017, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 51.2%
	Shares	Value

CONSUMER DISCRETIONARY — 5.9%
Comcast, Cl A	1,659,870	$65,050,305
Home Depot	390,300	60,925,830
Time Warner	274,600	27,259,542

		153,235,677

CONSUMER STAPLES — 4.2%
General Mills	799,523	45,980,568
PepsiCo	569,100	64,467,648

		110,448,216

ENERGY — 9.6%
Enterprise Products Partners LP (A)	2,109,382	57,628,316
EQT Midstream Partners LP (A)	557,586	43,514,011
Magellan Midstream Partners LP (A)	404,334	30,042,016
Phillips 66 Partners LP (A)	617,645	32,537,539
Shell Midstream Partners LP (A)	989,561	31,695,639
Tesoro Logistics LP (A)	496,125	27,217,418
Western Gas Partners LP (A)	488,003	28,650,656

		251,285,595

FINANCIAL SERVICES — 8.3%
Bank of America	2,670,592	62,331,617
Chubb	236,148	32,411,313
Hartford Financial Services Group	669,592	32,381,469
US Bancorp	1,161,820	59,578,130
Wells Fargo	548,700	29,542,008

		216,244,537

HEALTH CARE — 4.0%
Abbott Laboratories	874,675	38,170,817
Becton Dickinson	175,610	32,833,802

COMMON STOCK — continued
	Shares/ Face Amount	Value

HEALTH CARE — continued
Johnson & Johnson	274,100	$33,843,127

		104,847,746

PRODUCER DURABLES — 9.2%
Boeing	180,835	33,423,733
Booz Allen Hamilton Holding, Cl A	538,808	19,359,371
General Dynamics	167,476	32,455,174
General Electric	953,400	27,639,066
Honeywell International	477,714	62,647,414
Raytheon	211,793	32,872,392
Union Pacific	292,800	32,781,888

		241,179,038

REAL ESTATE INVESTMENT TRUST — 3.8%
Alexandria Real Estate Equities	441,024	49,619,610
Boston Properties	394,868	49,990,289

		99,609,899

TECHNOLOGY — 4.9%
Microsoft	491,000	33,613,860
Oracle	1,316,500	59,189,840
TE Connectivity	434,860	33,645,118

		126,448,818

UTILITIES — 1.3%
Nextera Energy	248,660	33,211,030

Total Common Stock (Cost $1,024,572,624)		1,336,510,556

CORPORATE OBLIGATIONS — 13.8%
ENERGY — 1.7%
Chevron 1.344%, 11/09/17	$20,000,000	20,012,100
Occidental Petroleum 2.700%, 02/15/23	11,500,000	11,464,430
Total Capital International 2.700%, 01/25/23	13,750,000	13,749,423

		45,225,953

FINANCIAL SERVICES — 5.0%
Bank of New York Mellon 4.950%, 06/20/20 (B)	18,000,000	18,720,000
Citigroup 5.900%, 12/29/49 (B)	25,000,000	26,405,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

FINANCIAL SERVICES — continued
JPMorgan Chase 1.625%, 05/15/18	$29,000,000	$29,008,990
MetLife 5.250%, 12/29/49 (B)	18,000,000	18,693,000
1.903%, 12/15/17	25,000,000	25,070,325
Toyota Motor Credit MTN 1.750%, 05/22/17	12,000,000	12,004,548

		129,901,863

HEALTH CARE — 1.8%
Aetna 1.700%, 06/07/18	23,000,000	23,005,290
Pfizer 2.100%, 05/15/19	25,000,000	25,226,075

		48,231,365

PRODUCER DURABLES — 1.4%
General Electric 5.000%, 12/29/49 (B)	21,603,000	22,732,837
United Technologies 1.800%, 06/01/17	14,000,000	14,007,140

		36,739,977

TECHNOLOGY — 3.1%
Apple 1.285%, 05/03/18	24,000,000	24,053,016
Intel 3.300%, 10/01/21	14,000,000	14,696,150
1.350%, 12/15/17	25,000,000	25,014,650
Oracle 3.625%, 07/15/23	15,000,000	15,877,170

		79,640,986

UTILITIES — 0.8%
AT&T 1.400%, 12/01/17	20,000,000	19,978,340

Total Corporate Obligations (Cost $353,338,790)		359,718,484

PREFERRED STOCK — 11.6%
ENERGY — 0.8%
Kinder Morgan, 9.750%*	431,000	19,847,550

FINANCIAL SERVICES — 8.9%
Bank of America, Ser 5, 4.000% (B)	1,100,506	25,509,729
Bank of America, Ser D, 6.204%	1,102,112	28,313,257
BB&T, Ser D, 5.850%	1,089,173	27,839,262

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

FINANCIAL SERVICES — continued
JPMorgan Chase, Ser O, 5.500%	2,287,720	$58,062,334
PNC Financial Services Group, Ser Q, 5.375%	793,996	20,040,459
US Bancorp, Ser B, 3.500% (B)	1,574,298	36,208,854
Wells Fargo, 5.850% (B)	1,331,420	36,081,482

		232,055,377

REAL ESTATE INVESTMENT TRUST — 1.0%
Public Storage, Ser S, 5.900%	1,056,385	26,652,593

UTILITIES — 0.9%
DTE Energy, 6.500%*	423,800	22,838,582

Total Preferred Stock (Cost $284,941,099)		301,394,102

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%
FHLMC 2.375%, 01/13/22	$29,000,000	29,580,087
1.750%, 05/30/19	31,500,000	31,744,660
1.000%, 12/15/17	25,000,000	24,989,800
0.875%, 03/07/18	36,000,000	35,919,036

		122,233,583

Total U.S. Government Agency Obligations (Cost $121,786,405)		122,233,583

U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bond 3.375%, 11/15/19	12,250,000	12,863,456
U.S. Treasury Note 0.625%, 05/31/17	35,000,000	34,997,550

Total U.S. Treasury Obligations (Cost $47,586,444)		47,861,006

CONVERTIBLE BOND — 1.2%
TECHNOLOGY — 1.2%
Microchip Technology 1.625%, 02/15/25	21,000,000	30,699,375

(Cost $20,988,436)		30,699,375

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2017 (Unaudited)

SHORT-TERM INVESTMENT — 16.2%
	Shares	Value

SEI Daily Income Trust, Government Fund, Cl F, 0.580% (C) (Cost $423,440,120)	423,440,134	$423,440,120

Total Investments — 100.5% (Cost $2,276,653,918)		$2,621,857,226

Percentages are based upon Net Assets of $2,609,705,790.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At April 30, 2017, these securities amounted $251,285,595 or 9.6% of Net Assets.

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2017.

(C)	The rate reported is the 7-day effective yield as of April 30, 2017.

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of April 30, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3		Total

Common Stock	$1,336,510,556	$—	$		$1,336,510,556
Corporate Obligations	—	359,718,484		—	359,718,484
Preferred Stock	301,394,102	—		—	301,394,102
U.S. Government Agency Obligations	—	122,233,583		—	122,233,583
U.S. Treasury Obligations	—	47,861,006		—	47,861,006
Convertible Bond	—	30,699,375		—	30,699,375
Short-Term Investment	423,440,120	—		—	423,440,120

Total Investments in Securities	$2,061,344,778	$560,512,448	$		$2,621,857,226

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 46.5%
	Shares	Value

BELGIUM — 2.5%
Anheuser-Busch InBev ADR	1,520	$172,125

CANADA — 1.1%
Enbridge	1,820	75,439

GERMANY — 0.1%
SAP ADR	70	7,013

HONG KONG — 0.8%
AIA Group	7,900	54,692

JAPAN — 4.3%
Keyence	296	118,958
Nippon Telegraph & Telephone ADR	4,015	172,243

		291,201

NETHERLANDS — 0.9%
Royal Dutch Shell ADR, Cl A	1,200	62,628

SWITZERLAND — 1.7%
Novartis ADR	1,515	116,700

UNITED KINGDOM — 1.6%
GlaxoSmithKline ADR	825	33,743
Lloyds TSB Group PLC ADR	1,785	6,533
Vodafone Group ADR	2,625	68,748

		109,024

UNITED STATES — 33.5%
Abbott Laboratories	2,590	113,028
Alexandria Real Estate Equities	1,040	117,010
Becton Dickinson	490	91,615
Boeing	490	90,567
Boston Properties	1,235	156,351
Comcast, Cl A	4,645	182,038
Enterprise Products Partners LP (A)	4,900	133,868
General Dynamics	660	127,901
General Electric	1,150	33,339

COMMON STOCK — continued
	Shares/ Face Amount	Value

UNITED STATES — continued
Hartford Financial Services Group	1,800	$87,048
Honeywell International	1,090	142,943
Johnson & Johnson	600	74,082
Microsoft	1,070	73,252
Occidental Petroleum	1,170	72,002
Phillips 66 Partners LP (A)	1,315	69,274
Raytheon	885	137,361
Shell Midstream Partners LP (A)	1,900	60,857
Tesoro Logistics LP (A)	675	37,031
Union Pacific	945	105,802
US Bancorp	3,300	169,224
Wells Fargo	2,980	160,443
Western Gas Partners LP (A)	725	42,565

		2,277,601

Total Common Stock (Cost $2,903,934)		3,166,423

CORPORATE OBLIGATIONS — 25.2%
AUSTRIA — 2.2%
Oesterreichische Kontrollbank 1.125%, 05/29/18	$148,000	147,602

BRAZIL — 1.1%
Vale Overseas 5.625%, 09/15/19	70,000	74,256

CANADA — 0.6%
Canadian National Railway 5.850%, 11/15/17	38,000	38,896

FRANCE — 1.8%
Sanofi 1.250%, 04/10/18	125,000	124,908

GERMANY — 2.1%
Kreditanstalt fuer Wiederaufbau 0.875%, 04/19/18	148,000	147,503

JAPAN — 1.2%
Nippon Telegraph & Telephone 1.400%, 07/18/17	80,000	80,002

NETHERLANDS — 0.9%
Heineken 1.400%, 10/01/17 (B)	63,000	62,975

SWITZERLAND — 1.9%
Novartis Securities Investment 5.125%, 02/10/19	76,000	80,503
Tyco Electronics Group 6.550%, 10/01/17	47,000	47,961

		128,464

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

UNITED KINGDOM — 5.1%
AstraZeneca 1.750%, 11/16/18	$142,000	$142,172
Diageo Capital 1.500%, 05/11/17	65,000	65,009
GlaxoSmithKline Capital 1.500%, 05/08/17	76,000	76,003
Lloyds Bank 1.750%, 05/14/18	65,000	65,079

		348,263

UNITED STATES — 8.3%
Apple 1.285%, 05/03/18	107,000	107,236
Bank of New York Mellon 4.950%, 06/20/20	70,000	72,800
Becton Dickinson 1.800%, 12/15/17	107,000	106,931
General Electric 5.000%, 12/29/49	70,000	73,661
Goldman Sachs Group 2.654%, 11/29/23	62,000	64,111
JPMorgan Chase 5.300%, 12/29/49	68,000	70,893
Wells Fargo 7.980%, 03/15/18	69,000	72,191

		567,823

Total Corporate Obligations (Cost $1,718,118)		1,720,692

PREFERRED STOCK — 6.9%
NETHERLANDS — 1.8%
Aegon, 6.375%	1,375	35,448
ING Groep, 6.125%	665	17,097
ING Groep, 6.375%	2,683	69,624

		122,169

UNITED KINGDOM — 0.7%
Barclays Bank, Ser 5, 8.125%	525	13,718
HSBC Holdings, 8.125%	245	6,657
HSBC Holdings, Ser 2, 8.000%	505	13,569
HSBC Holdings, Ser A, 6.200%	525	13,661

		47,605

UNITED STATES — 4.4%
BB&T, Ser E, 5.625%	1,385	35,456
DTE Energy, 6.500%*	900	48,501

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

UNITED STATES — continued
Kinder Morgan, Ser A, 9.750%*	1,300	$59,864
MetLife, Ser A, 4.000% (C)	688	17,166
US Bancorp, Ser B, 3.500% (C)	2,844	65,412
Wells Fargo, 5.850% (C)	2,625	71,137

		297,536

Total Preferred Stock (Cost $461,341)		467,310

EXCHANGE TRADED FUNDS — 4.6%
CANADA — 0.5%
iShares S&P/TSX Capped REIT Index ETF	2,860	34,675

JAPAN — 1.0%
Next Funds REIT Index ETF	3,975	66,003

NETHERLANDS — 1.1%
iShares European Property Yield UCITS ETF	1,800	75,949

UNITED STATES — 2.0%
iShares International Developed ETF	4,800	134,977

Total Exchange Traded Funds (Cost $331,902)		311,604

SOVEREIGN DEBT — 2.2%
CANADA — 1.0%
Canada Government International Bond 1.125%, 03/19/18	$70,000	69,953

POLAND — 1.2%
Republic of Poland Government International Bond 5.125%, 04/21/21	72,000	79,089

Total Sovereign Debt (Cost $148,672)		149,042

CONVERTIBLE BOND — 1.2%
UNITED STATES — 1.2%
Microchip Technology 1.625%, 02/15/25 (Cost $58,838)	57,000	83,327

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
APRIL 30, 2017 (Unaudited)

U.S. GOVERNMENT AGENCY OBLIGATION — 1.0%
	Face Amount/ Shares	Value

FHLMC 2.375%, 01/13/22 (Cost $66,196)	$65,000	$66,300

SHORT-TERM INVESTMENT — 7.3%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (D) (Cost $496,918)	496,918	496,918

Total Investments — 94.9% (Cost $6,185,919)		$6,461,616

Percentages are based upon Net Assets of $6,811,963.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At April 30, 2017, these securities amounted $343,595 or 5.0% of Net Assets.

(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2017 was $62,975 and represents 0.92% of Net Assets.

(C)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2017.

(D)	The rate reported is the 7-day effective yield as of April 30, 2017.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

FHLMC – Federal Home Loan Mortgage Corporation

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard & Poor’s

Ser – Series

TSX – Toronto Stock Exchange

UCITS – Undertakings for the Collective Investment of Transferable Securities

The following is a summary of the inputs used as of April 30, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$3,166,423	$—	$—	$3,166,423
Corporate Obligations	—	1,720,692	—	1,720,692
Preferred Stock	358,945	108,365	—	467,310
Exchange Traded Funds	311,604	—	—	311,604
Sovereign Debt	—	149,042	—	149,042
Convertible Bond	—	83,327	—	83,327
U.S. Government Agency Obligation	—	66,300	—	66,300
Short-Term Investment	496,918	—	—	496,918

Total Investments in Securities	$4,333,890	$2,127,726	$—	$6,461,616

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.6%
	Shares	Value

ARGENTINA — 0.7%
Tenaris	8,940	$140,037

AUSTRIA — 0.9%
Voestalpine	4,398	183,749

BELGIUM — 1.4%
Anheuser-Busch InBev	2,572	289,694

CHINA — 4.5%
China Resources Gas Group	77,646	262,036
CNOOC	173,201	201,962
CT Environmental Group	976,981	182,124
Lenovo Group	404,715	259,114

		905,236

EGYPT — 1.3%
Commercial International Bank Egypt	62,558	256,124

FRANCE — 6.1%
BNP Paribas	4,507	318,036
Capital Gemini	3,566	356,981
Schneider Electric	3,972	313,686
Total	4,903	251,927

		1,240,630

GERMANY — 3.2%
Henkel & KGaA	2,309	269,503
SAP	3,869	388,030

		657,533

HONG KONG — 2.9%
AIA Group	48,061	332,729
Samsonite International	63,520	245,396

		578,125

COMMON STOCK — continued
	Shares	Value

JAPAN — 5.6%
Astellas Pharma	17,319	$228,072
Japan Tobacco	8,044	267,424
Keyence	841	337,984
Nippon Telegraph & Telephone	6,782	290,140

		1,123,620

JERSEY — 1.0%
Randgold Resources ADR	2,329	204,929

MEXICO — 1.8%
Genomma Lab Internacional, Cl B*	280,966	355,512

NETHERLANDS — 2.0%
ING Groep	13,872	225,831
Unilever	3,473	182,139

		407,970

PHILIPPINES — 1.3%
Ayala Land	361,508	255,480

SOUTH KOREA — 2.7%
Hanon Systems	36,378	270,462
Samsung Electronics	145	284,291

		554,753

SWITZERLAND — 3.6%
Roche Holding	1,698	444,211
UBS Group	16,190	276,613

		720,824

TAIWAN — 2.7%
Largan Precision	1,382	229,715
Taiwan Semiconductor Manufacturing	47,575	306,696

		536,411

THAILAND — 1.4%
Thai Union Group PLC NVDR	471,231	290,177

UNITED KINGDOM — 5.5%
Amec Foster Wheeler	27,124	190,762
BGEO Group	7,400	345,042
Informa PLC	18,852	156,758
Petrofac	16,156	170,436
St. James’s Place	16,961	252,192

		1,115,190

UNITED STATES — 44.0%
AGCO	3,032	194,018
AT&T	3,824	151,545

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED STATES — continued
Bristol-Myers Squibb	5,181	$290,395
Capital One Financial	3,761	302,309
Caterpillar	1,255	128,336
Chubb	2,990	410,377
Dun & Bradstreet	3,900	427,479
ExxonMobil	1,827	149,175
Generac Holdings*	5,979	210,281
Honeywell International	4,776	626,325
Jones Lang LaSalle	2,245	257,861
JPMorgan Chase	7,033	611,871
Kraft Heinz	4,193	379,005
Lannett*	13,559	352,534
MetLife	6,637	343,863
Microsoft	5,898	403,777
Mondelez International, Cl A	4,960	223,349
Moody’s	5,766	682,233
Newell Brands	4,863	232,160
Omnicom Group	5,267	432,526
Raytheon	3,764	584,210
Sabre	12,489	292,368
Schlumberger	2,653	192,581
Stanley Black & Decker	3,119	424,652
T. Rowe Price Group	2,887	204,659
Texas Instruments	4,676	370,246

		8,878,135

Total Common Stock (Cost $15,174,837)		18,694,129

SHORT-TERM INVESTMENT — 6.3%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (A) (Cost $1,280,494)	1,280,494	1,280,494

Total Investments — 98.9% (Cost $16,455,331)		$19,974,623

Percentages are based upon Net Assets of $20,187,074.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2017.

ADR – American Depositary Receipt

Cl – Class

NVDR – Non-Voting Depositary Receipt

PLC – Public Limited Company

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2‡	Level 3	Total

Common Stock
Argentina	$140,037	$—	$—	$140,037
Austria	183,749	—	—	183,749
Belgium	289,694	—	—	289,694
China	905,236	—	—	905,236
Egypt	256,124	—	—	256,124
France	1,240,630	—	—	1,240,630
Germany	657,533	—	—	657,533
Hong Kong	578,125	—	—	578,125
Japan	1,123,620	—	—	1,123,620
Jersey	204,929	—	—	204,929
Mexico	355,512	—	—	355,512
Netherlands	407,970	—	—	407,970
Philippines	—	255,480	—	255,480
South Korea	554,753	—	—	554,753
Switzerland	720,824	—	—	720,824
Taiwan	536,411	—	—	536,411
Thailand	290,177	—	—	290,177
United Kingdom	1,115,190	—	—	1,115,190
United States	8,878,135	—	—	8,878,135

Total Common Stock	18,438,649	255,480	—	18,694,129

Short-Term Investment	1,280,494	—	—	1,280,494

Total Investments in Securities	$19,719,143	$255,480	$—	$19,974,623

‡	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.4%
	Shares	Value

ARGENTINA — 0.8%
Tenaris	1,217	$19,063

AUSTRALIA — 0.4%
Rio Tinto	218	9,866

AUSTRIA — 1.0%
Voestalpine	573	23,940

BELGIUM — 1.5%
Anheuser-Busch InBev	326	36,719

BRAZIL — 1.7%
BB Seguridade Participacoes	4,309	40,456

CANADA — 1.5%
Intact Financial	541	37,060

CHINA — 2.7%
CNOOC	23,918	27,890
Lenovo Group	58,682	37,570

		65,460

FRANCE — 7.3%
BNP Paribas	503	35,494
Eutelsat Communications	1,846	43,696
Schneider Electric	462	36,486
Total	650	33,399
Unibail-Rodamco REIT	107	26,277

		175,352

GERMANY — 3.2%
Hannover Rueckversicherung	219	26,265
SAP	510	51,149

		77,414

HONG KONG — 5.6%
AIA Group	5,966	41,303
ASM Pacific Technology	2,443	36,370
Samsonite International	7,971	30,794

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
SmarTone Telecommunications Holdings	15,232	$21,345
VTech Holdings	486	6,158

		135,970

INDONESIA — 1.0%
Perusahaan Gas Negara Persero*	133,658	24,367

JAPAN — 4.1%
Astellas Pharma	2,039	26,851
Japan Tobacco	1,119	37,201
Nippon Telegraph & Telephone	823	35,209

		99,261

NETHERLANDS — 6.2%
Akzo Nobel	347	30,345
ING Groep	2,437	39,673
Koninklijke Philips	1,313	45,511
Unilever	660	34,613

		150,142

PHILIPPINES — 1.7%
Ayala Land	58,158	41,101

SOUTH AFRICA — 1.5%
MTN Group	3,707	35,090

SOUTH KOREA — 2.9%
Hanon Systems	4,263	31,694
Samsung Electronics	20	39,213

		70,907

SWITZERLAND — 3.9%
Roche Holding	199	52,060
UBS Group	2,416	41,279

		93,339

TAIWAN — 1.7%
Taiwan Semiconductor Manufacturing	6,335	40,839

THAILAND — 1.8%
Thai Union Group NVDR	69,346	42,702

TURKEY — 0.6%
Tupras Turkiye Petrol Rafinerileri	571	14,388

UNITED KINGDOM — 10.1%
Amec Foster Wheeler	3,536	24,868
BGEO Group	1,003	46,767
British American Tobacco	404	27,288

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — continued
Close Brothers Group	481	$10,541
Informa PLC	2,662	22,135
Petrofac	2,198	23,188
Segro REIT	4,799	30,190
St. James’s Place	2,267	33,708
Vodafone Group	9,222	23,775

		242,460

UNITED STATES — 33.2%
AT&T	553	21,915
Bristol-Myers Squibb	745	41,757
Capital One Financial	460	36,975
Chubb	552	75,762
Dun & Bradstreet	305	33,431
Honeywell International	572	75,012
JPMorgan Chase	771	67,077
Kinder Morgan	938	19,351
Kraft Heinz	470	42,483
MetLife	790	40,930
Microsoft	728	49,839
Mondelez International, Cl A	785	35,349
National Retail Properties REIT	486	20,519
Raytheon	453	70,310
Sabre	1,297	30,363
Schlumberger	204	14,808
Stanley Black & Decker	341	46,427
T. Rowe Price Group	341	24,174
Texas Instruments	508	40,223
Verizon Communications	291	13,360

		800,065

Total Common Stock (Cost $1,739,700)		2,275,961

Total Investments — 94.4% (Cost $1,739,700)		$2,275,961

Percentages are based upon Net Assets of $2,410,270.

*	Non-income producing security.

Cl – Class

NVDR – Non-Voting Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2‡	Level 3	Total

Common Stock
Argentina	$19,063	$—	$—	$19,063
Australia	9,866	—	—	9,866
Austria	23,940	—	—	23,940
Belgium	36,719	—	—	36,719
Brazil	40,456	—	—	40,456
Canada	37,060	—	—	37,060
China	65,460	—	—	65,460
France	175,352	—	—	175,352
Germany	77,414	—	—	77,414
Hong Kong	135,970	—	—	135,970
Indonesia	24,367	—	—	24,367
Japan	99,261	—	—	99,261
Netherlands	150,142		—	150,142
Philippines	—	41,101	—	41,101
South Africa	35,090	—	—	35,090
South Korea	70,907	—	—	70,907
Switzerland	93,339	—	—	93,339
Taiwan	40,839	—	—	40,839
Thailand	42,702	—	—	42,702
Turkey	14,388	—	—	14,388
United Kingdom	242,460	—	—	242,460
United States	800,065	—	—	800,065

Total Common Stock	2,234,860	41,101	—	2,275,961

Total Investments in Securities	$2,234,860	$41,101	$—	$2,275,961

‡	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 82.5%
	Shares	Value

ARGENTINA — 0.9%
Tenaris ADR	69,226	$2,161,928

BRAZIL — 4.1%
Ambev	314,513	1,809,363
BB Seguridade Participacoes	319,847	3,002,927
Cielo	407,539	3,094,373
Grendene	317,317	2,436,324

		10,342,987

CHILE — 2.7%
Enel Americas	17,399,728	3,442,117
Enel Chile	29,503,293	3,255,329

		6,697,446

CHINA — 4.2%
CNOOC	3,113,259	3,630,238
Lenovo Group	4,939,458	3,162,432
NetEase ADR	14,099	3,741,733

		10,534,403

EGYPT — 1.4%
Commercial International Bank Egypt	845,590	3,462,000

HONG KONG — 12.3%
AIA Group	621,072	4,299,720
Anhui Conch Cement	1,333,511	4,671,707
ASM Pacific Technology	258,675	3,851,018
BOC Hong Kong Holdings	956,014	3,933,025
China Overseas Land & Investment	974,833	2,832,378
China Resources Gas Group	1,183,334	3,993,458
CT Environmental Group	18,259,165	3,403,780
Samsonite International	1,006,952	3,890,145

		30,875,231

COMMON STOCK — continued
	Shares	Value

INDONESIA — 5.8%
Bank Mandiri Persero	4,570,438	$4,011,863
Media Nusantara Citra	26,268,482	3,596,668
Perusahaan Gas Negara Persero*	16,851,415	3,072,169
Telekomunikasi Indonesia Persero	11,670,528	3,826,259

		14,506,959

MALAYSIA — 1.4%
British American Tobacco Malaysia	327,385	3,426,946

MEXICO — 9.0%
Alsea	838,412	2,981,723
Fomento Economico Mexicano ADR	44,750	4,029,290
Genomma Lab Internacional, Cl B*	3,052,635	3,862,566
Grupo Aeroportuario del Centro Norte, Cl B*	772,210	4,289,041
Kimberly-Clark de Mexico, Cl A	2,061,740	4,400,511
Wal-Mart de Mexico	1,433,645	3,228,990

		22,792,121

PERU — 1.4%
Credicorp	23,785	3,654,803

PHILIPPINES — 1.2%
Ayala Land	4,169,232	2,946,420

SOUTH AFRICA — 6.4%
AVI	526,795	3,852,881
Bidvest Group	212,629	2,537,944
Impala Platinum Holdings*	795,045	2,555,210
MTN Group	363,788	3,443,583
Sanlam	722,418	3,832,174

		16,221,792

SOUTH KOREA — 9.0%
BNK Financial Group	422,886	3,552,852
Coway	46,077	4,069,548
Hankook Tire	80,167	4,149,606
Hanon Systems	499,416	3,713,032
Korea Kolmar	53,340	3,764,129
Samsung Electronics	1,811	3,550,699

		22,799,866

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TAIWAN — 8.7%
Catcher Technology	471,879	$4,848,447
Giant Manufacturing	425,058	2,571,114
Largan Precision	29,951	4,978,432
Taiwan Semiconductor Manufacturing	677,531	4,367,763
Tripod Technology	1,804,335	5,101,249

		21,867,005

THAILAND — 5.7%
Central Pattana	1,816,558	3,151,011
Central Pattana NVDR	356,403	618,219
Kasikornbank NVDR	567,617	3,035,824
Siam Cement NVDR	109,577	1,697,984
Siam Cement	126,201	1,948,290
Thai Union Group NVDR	6,496,962	4,000,731

		14,452,059

TURKEY — 4.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	2,929,433	2,432,981
Enka Insaat ve Sanayi	2,746,743	4,222,248
Ford Otomotiv Sanayi	45,964	511,150
TAV Havalimanlari Holding	731,508	3,047,993
Tupras Turkiye Petrol Rafinerileri	71,881	1,811,216

		12,025,588

UNITED KINGDOM — 3.5%
BGEO Group	108,161	5,043,255
Randgold Resources	44,274	3,902,245

		8,945,500

Total Common Stock (Cost $180,348,022)		207,713,054

EQUITY LINKED NOTES — 7.6%
INDIA — 7.6%
JPMorgan (convertible to Bharat Forge) 04/22/2019	240,021	4,272,374
JPMorgan (convertible to HCL Technologies) 09/14/2021*	270,315	3,422,188
JPMorgan (convertible to Reliance Industries) 05/22/2019	199,125	4,319,021
JPMorgan (convertible to Tata Consultancy Services) 12/28/2020	105,906	3,744,836

EQUITY LINKED NOTES — continued
	Shares	Value

INDIA — continued
JPMorgan (convertible to Titan) 05/20/2019*	460,986	$3,369,808

Total Equity Linked Notes (Cost $16,152,410)		19,128,227

PREFERRED STOCK — 5.9%
BRAZIL — 5.9%
Banco Bradesco*	396,292	4,167,618
Lojas Americanas	485,934	2,564,356
Petroleo Brasileiro*	1,005,521	4,400,273
Vale	440,388	3,632,380

Total Preferred Stock (Cost $8,871,705)		14,764,627

EXCHANGE-TRADED FUND — 1.7%
UNITED STATES — 1.7%
PowerShares India Portfolio (Cost $4,261,280)	183,387	4,249,077

SHORT-TERM INVESTMENT — 3.9%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (A) (Cost $9,855,021)	9,855,021	9,855,021

Total Investments — 101.6% (Cost $219,488,438)		$255,710,006

Percentages are based upon Net Assets of $251,719,855.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2017.

ADR – American Depositary Receipt

Cl – Class

NVDR – Non-Voting Depositary Receipt

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2017 (Unaudited)

The following is a summary of the inputs used as of April 30, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2‡	Level 3	Total

Common Stock
Argentina	$2,161,928	$—	$—	$2,161,928
Brazil	10,342,987	—	—	10,342,987
Chile	6,697,446	—	—	6,697,446
China	10,534,403	—	—	10,534,403
Egypt	3,462,000	—	—	3,462,000
Hong Kong	30,875,231	—	—	30,875,231
Indonesia	14,506,959	—	—	14,506,959
Malaysia	3,426,946	—	—	3,426,946
Mexico	22,792,121	—	—	22,792,121
Peru	3,654,803	—	—	3,654,803
Philippines	—	2,946,420	—	2,946,420
South Africa	16,221,792	—	—	16,221,792
South Korea	22,799,866	—	—	22,799,866
Taiwan	21,867,005	—	—	21,867,005
Thailand	14,452,059	—	—	14,452,059
Turkey	12,025,588	—	—	12,025,588
United Kingdom	8,945,500	—	—	8,945,500

Total Common Stock	204,766,634	2,946,420	—	207,713,054

Equity Linked Notes
India	—	19,128,227	—	19,128,227
Preferred Stock	14,764,627	—	—	14,764,627
Exchange-Traded Fund	4,249,077	—	—	4,249,077
Short-Term Investment	9,855,021	—	—	9,855,021

Total Investments in Securities	$233,635,359	$22,074,647	$—	$255,710,006

‡	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of scheduled market holidays on which these securities trade.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 securities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 94.9%
	Face Amount	Value

CONSUMER DISCRETIONARY — 15.8%
1011778 BC ULC 6.000%, 04/01/22 (A)	$290,000	$302,325
4.625%, 01/15/22 (A)	305,000	314,242
ADT 6.250%, 10/15/21	75,000	82,270
5.250%, 03/15/20	185,000	194,712
Ahern Rentals 7.375%, 05/15/23 (A)	150,000	129,000
Altice Financing 6.500%, 01/15/22 (A)	200,000	209,750
Altice Luxembourg 7.750%, 05/15/22 (A)	305,000	324,102
AMC Entertainment 5.875%, 02/15/22	110,000	114,950
APX Group 7.875%, 12/01/22 (A)	175,000	190,750
6.375%, 12/01/19	164,000	169,740
Ashtead Capital 6.500%, 07/15/22 (A)	250,000	259,688
Ashton Woods USA 6.875%, 02/15/21 (A)	160,000	161,600
Beazer Homes USA 8.750%, 03/15/22	175,000	194,688
5.750%, 06/15/19	195,000	202,800
Brunswick 4.625%, 05/15/21 (A)	135,000	137,899
Cablevision Systems 8.000%, 04/15/20	230,000	256,882
CalAtlantic Group 8.375%, 05/15/18	145,000	153,700
6.625%, 05/01/20	210,000	231,000
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	126,000	129,859
Clear Channel International BV 8.750%, 12/15/20 (A)	300,000	321,000

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
CSC Holdings 10.125%, 01/15/23 (A)	$275,000	$319,000
8.625%, 02/15/19	210,000	231,325
Dana 5.375%, 09/15/21	30,000	31,237
DISH DBS 7.875%, 09/01/19	275,000	305,250
5.125%, 05/01/20	270,000	282,150
4.250%, 04/01/18	200,000	203,500
FTI Consulting 6.000%, 11/15/22	145,000	151,525
Herc Rentals 7.500%, 06/01/22 (A)	167,000	181,612
Hertz 6.750%, 04/15/19	137,000	136,658
International Game Technology 7.500%, 06/15/19	215,000	236,231
5.625%, 02/15/20 (A)	200,000	210,318
JC Penney 8.125%, 10/01/19	250,000	272,500
KB Home 8.000%, 03/15/20	235,000	264,669
4.750%, 05/15/19	144,000	148,860
Lennar 4.750%, 12/15/17	145,000	146,269
Live Nation Entertainment 5.375%, 06/15/22 (A)	100,000	104,000
M/I Homes 6.750%, 01/15/21	150,000	157,125
Mediacom Broadband 5.500%, 04/15/21	121,000	123,723
MGM Resorts International 11.375%, 03/01/18	300,000	324,000
6.750%, 10/01/20	145,000	161,312
5.250%, 03/31/20	250,000	264,375
Michaels Stores 5.875%, 12/15/20 (A)	300,000	307,875
Midas Intermediate Holdco II 7.875%, 10/01/22 (A)	100,000	104,250
Nature’s Bounty 7.625%, 05/15/21 (A)	70,000	74,375
NCL 4.625%, 11/15/20 (A)	375,000	384,375
New Home 7.250%, 04/01/22 (A)	120,000	124,800
Nexstar Broadcasting 6.125%, 02/15/22 (A)	120,000	125,474

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Nielsen Finance 5.000%, 04/15/22 (A)	$100,000	$102,875
Nielsen Luxembourg SARL 5.500%, 10/01/21 (A)	250,000	259,687
Outfront Media Capital 5.250%, 02/15/22	230,000	238,913
Party City Holdings 6.125%, 08/15/23 (A)	70,000	72,100
Prime Security Services Borrower 9.250%, 05/15/23 (A)	220,000	240,350
Regal Entertainment Group 5.750%, 03/15/22	170,000	177,650
Scientific Games International 10.000%, 12/01/22	65,000	70,525
7.000%, 01/01/22 (A)	295,000	315,833
SFR Group 6.000%, 05/15/22 (A)	200,000	208,500
Sinclair Television Group 6.125%, 10/01/22	125,000	130,639
Sirius XM Radio 5.750%, 08/01/21 (A)	225,000	233,438
Station Casinos 7.500%, 03/01/21	260,000	270,725
TMS International 7.625%, 10/15/21 (A)	120,000	120,900
Toll Brothers Finance 6.750%, 11/01/19	150,000	165,000
TRI Pointe Group 4.375%, 06/15/19	100,000	103,000
United Rentals North America 7.625%, 04/15/22	85,000	88,719
6.125%, 06/15/23	190,000	198,550
Viking Cruises 8.500%, 10/15/22 (A)	225,000	235,125
Virgin Media Finance 6.375%, 04/15/23 (A)	200,000	209,750
William Lyon Homes 7.000%, 08/15/22	175,000	182,875
WMG Acquisition 6.750%, 04/15/22 (A)	210,000	221,573

		13,304,472

CONSUMER STAPLES — 2.8%
Avon International Operations 7.875%, 08/15/22 (A)	165,000	177,375
Avon Products 6.350%, 03/15/20	125,000	127,031

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
B&G Foods 4.625%, 06/01/21	$90,000	$91,350
Carrols Restaurant Group 8.000%, 05/01/22	175,000	186,594
DS Services of America 10.000%, 09/01/21 (A)	215,000	230,587
Hearthside Group Holdings 6.500%, 05/01/22 (A)	145,000	146,088
JBS Investments GmbH 7.750%, 10/28/20 (A)	205,000	214,932
JBS USA 8.250%, 02/01/20 (A)	210,000	215,145
Pinnacle Foods Finance 4.875%, 05/01/21	45,000	46,013
Revlon Consumer Products 5.750%, 02/15/21	240,000	238,800
Rite Aid 6.750%, 06/15/21	260,000	261,950
Ruby Tuesday 7.625%, 05/15/20	70,000	67,550
Simmons Foods 7.875%, 10/01/21 (A)	230,000	244,375
Spectrum Brands 6.625%, 11/15/22	112,000	117,880

		2,365,670

ENERGY — 12.9%
American Midstream Partners 8.500%, 12/15/21 (A)	60,000	61,050
Antero Resources 5.375%, 11/01/21	270,000	278,775
Archrock Partners 6.000%, 04/01/21	230,000	230,575
Blue Racer Midstream 6.125%, 11/15/22 (A)	220,000	225,500
Calumet Specialty Products Partners 11.500%, 01/15/21 (A)	240,000	278,400
Carrizo Oil & Gas 7.500%, 09/15/20	375,000	386,250
Chesapeake Energy 6.875%, 11/15/20	165,000	165,825
4.408%, 04/15/19 (B)	305,000	303,475
CONSOL Energy 5.875%, 04/15/22	225,000	219,375
CrownRock 7.125%, 04/15/21 (A)	225,000	232,312

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
DCP Midstream Operating 5.350%, 03/15/20 (A)	$155,000	$161,781
2.700%, 04/01/19	200,000	199,500
Denbury Resources 9.000%, 05/15/21 (A)	90,000	94,950
Endeavor Energy Resources 8.125%, 09/15/23 (A)	90,000	95,850
7.000%, 08/15/21 (A)	105,000	109,200
Energy Transfer Equity 7.500%, 10/15/20	285,000	321,159
EP Energy 9.375%, 05/01/20	235,000	222,369
Extraction Oil & Gas Holdings 7.875%, 07/15/21 (A)	175,000	183,312
Forum Energy Technologies 6.250%, 10/01/21	160,000	158,800
Genesis Energy 6.750%, 08/01/22	125,000	128,594
Laredo Petroleum 7.375%, 05/01/22	145,000	150,619
Nabors Industries 5.000%, 09/15/20	110,000	113,575
4.625%, 09/15/21	165,000	166,650
NGL Energy Partners 6.875%, 10/15/21	70,000	69,475
5.125%, 07/15/19	300,000	299,250
Noble Holding International 4.900%, 08/01/20	150,000	144,750
Noble Holding US 7.500%, 03/15/19	120,000	125,400
Northern Oil and Gas 8.000%, 06/01/20	150,000	123,562
NuStar Logistics LP 4.800%, 09/01/20	130,000	134,030
Oasis Petroleum 6.500%, 11/01/21	335,000	338,350
PDC Energy 7.750%, 10/15/22	190,000	199,500
Precision Drilling 6.625%, 11/15/20	32,885	33,383
6.500%, 12/15/21	175,000	177,188
Pride International 6.875%, 08/15/20	260,000	276,016
QEP Resources 6.875%, 03/01/21	80,000	84,400
6.800%, 03/01/20	100,000	104,250
Range Resources 5.750%, 06/01/21 (A)	140,000	144,200

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Rice Energy 6.250%, 05/01/22	$250,000	$261,407
Rowan 7.875%, 08/01/19	115,000	123,050
Sabine Oil & Gas 9.750%, 02/15/17 (C)	190,000	19
Sanchez Energy 7.750%, 06/15/21	215,000	208,012
SESI 7.125%, 12/15/21	145,000	146,450
6.375%, 05/01/19	250,000	248,437
SM Energy 6.125%, 11/15/22	220,000	223,850
Southwestern Energy 7.500%, 02/01/18	114,000	118,845
4.050%, 01/23/20	310,000	313,100
Summit Midstream Holdings 5.500%, 08/15/22	185,000	185,463
Sunoco 5.500%, 08/01/20	410,000	423,838
Targa Resources Partners 6.375%, 08/01/22	100,000	103,050
4.125%, 11/15/19	350,000	355,905
Tesoro Logistics 6.125%, 10/15/21	290,000	302,688
5.500%, 10/15/19	100,000	106,000
Transocean 6.000%, 03/15/18	250,000	255,313
Weatherford International 9.625%, 03/01/19	160,000	175,939
Whiting Petroleum 5.750%, 03/15/21	85,000	84,575
5.000%, 03/15/19	135,000	136,350
Williams 7.875%, 09/01/21	150,000	175,688
WPX Energy 7.500%, 08/01/20	115,000	121,900
6.000%, 01/15/22	50,000	50,750

		10,862,279

FINANCIAL SERVICES — 10.2%
AerCap Ireland Capital 4.625%, 10/30/20	310,000	329,119
Aircastle 7.625%, 04/15/20	210,000	235,872
4.625%, 12/15/18	260,000	269,425
Alliance Data Systems 6.375%, 04/01/20 (A)	185,000	188,006

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Ally Financial 8.000%, 12/31/18	$325,000	$357,131
6.250%, 12/01/17	150,000	153,750
4.750%, 09/10/18	250,000	257,500
3.750%, 11/18/19	175,000	178,043
3.500%, 01/27/19	150,000	151,875
CIT Group 5.500%, 02/15/19 (A)	92,000	97,175
5.375%, 05/15/20	175,000	188,344
5.250%, 03/15/18	275,000	283,745
5.000%, 05/15/18 (A)	275,000	276,622
FBM Finance 8.250%, 08/15/21 (A)	230,000	248,400
Fiat Chrysler Automobiles 4.500%, 04/15/20	260,000	267,475
Fly Leasing 6.750%, 12/15/20	250,000	262,500
HRG Group 7.875%, 07/15/19	330,000	343,200
Hub Holdings 8.125%, cash/8.875% PIK, 07/15/19 (A)	120,000	120,600
HUB International 7.875%, 10/01/21 (A)	300,000	314,295
Icahn Enterprises 6.000%, 08/01/20	315,000	326,025
4.875%, 03/15/19	515,000	521,438
International Lease Finance 6.250%, 05/15/19	200,000	215,571
Nationstar Mortgage 9.625%, 05/01/19	320,000	329,200
6.500%, 07/01/21	310,000	314,100
Navient 8.450%, 06/15/18	135,000	143,944
8.000%, 03/25/20	194,000	212,915
5.500%, 01/15/19	80,000	83,100
4.625%, 09/25/17	205,000	206,794
NewStar Financial 7.250%, 05/01/20	280,000	288,750
OneMain Financial Holdings 6.750%, 12/15/19 (A)	315,000	331,144
Solera 10.500%, 03/01/24 (A)	130,000	148,363
Springleaf Finance 6.900%, 12/15/17	165,000	169,429
6.000%, 06/01/20	175,000	179,156
5.250%, 12/15/19	405,000	411,160

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
USI 7.750%, 01/15/21 (A)	$145,000	$147,972

		8,552,138

HEALTH CARE — 7.7%
Acadia Healthcare 6.125%, 03/15/21	200,000	205,000
Alere 7.250%, 07/01/18	220,000	222,200
6.500%, 06/15/20	125,000	127,813
CHS 8.000%, 11/15/19	340,000	330,868
7.125%, 07/15/20	175,000	157,063
5.125%, 08/01/21	245,000	242,856
DJO Finco 8.125%, 06/15/21 (A)	165,000	145,612
DPx Holdings BV 7.500%, 02/01/22 (A)	300,000	317,625
Endo Finance 7.750%, 01/15/22 (A)	180,000	177,300
Fresenius Medical Care US Finance II 5.625%, 07/31/19 (A)	235,000	250,862
HCA 8.000%, 10/01/18	250,000	269,062
6.500%, 02/15/20	430,000	471,951
HCA Holdings 6.250%, 02/15/21	250,000	271,250
IASIS Healthcare 8.375%, 05/15/19	225,000	219,375
Kindred Healthcare 8.000%, 01/15/20	275,000	283,937
Kinetic Concepts 12.500%, 11/01/21 (A)	120,000	134,400
7.875%, 02/15/21 (A)	225,000	239,906
Mallinckrodt International Finance 4.875%, 04/15/20 (A)	230,000	229,425
Select Medical 6.375%, 06/01/21	210,000	214,725
Tenet Healthcare 8.000%, 08/01/20	225,000	229,574
7.500%, 01/01/22 (A)	275,000	294,250
5.500%, 03/01/19	240,000	242,400
4.750%, 06/01/20	155,000	157,325
4.631%, 06/15/20 (B)	155,000	155,775
Universal Hospital Services 7.625%, 08/15/20	175,000	177,406

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
Valeant Pharmaceuticals International 7.000%, 10/01/20 (A)	$215,000	$188,663
6.750%, 08/15/18 (A)	95,000	94,763
6.500%, 03/15/22 (A)	35,000	35,831
6.375%, 10/15/20 (A)	165,000	141,694
Vizient 10.375%, 03/01/24 (A)	210,000	240,450

		6,469,361

MATERIALS & PROCESSING — 14.4%
AK Steel 7.625%, 10/01/21	340,000	354,875
Aleris International 9.500%, 04/01/21 (A)	425,000	455,813
Allegheny Technologies 9.375%, 06/01/19	315,000	347,287
Anglo American Capital 9.375%, 04/08/19 (A)	175,000	196,875
ArcelorMittal 6.500%, 03/01/21	145,000	158,050
6.250%, 08/05/20	270,000	291,600
Aruba Investments 8.750%, 02/15/23 (A)	145,000	150,800
Ashland 3.875%, 04/15/18	225,000	228,094
Ball 4.375%, 12/15/20	185,000	194,713
Barminco Finance 6.625%, 05/15/22 (A)	115,000	114,899
Blue Cube Spinco 9.750%, 10/15/23	170,000	205,700
BlueScope Steel Finance 6.500%, 05/15/21 (A)	225,000	238,500
Chemours 6.625%, 05/15/23	195,000	208,650
Cliffs Natural Resources 8.250%, 03/31/20 (A)	187,000	203,129
Coeur Mining 7.875%, 02/01/21	270,000	279,450
Commercial Metals 7.350%, 08/15/18	200,000	212,000
6.500%, 07/15/17	175,000	175,875
Consolidated Container 10.125%, 07/15/20 (A)	205,000	212,892
Coveris Holdings 7.875%, 11/01/19 (A)	200,000	197,500

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Eco Services Operations 8.500%, 11/01/22 (A)	$90,000	$94,950
First Quantum Minerals 7.000%, 02/15/21 (A)	160,000	165,600
FMG Resources 9.750%, 03/01/22 (A)	205,000	235,878
6.875%, 04/01/22 (A)	155,000	160,522
Freeport-McMoRan 6.625%, 05/01/21 (A)	320,000	328,000
6.500%, 11/15/20 (A)	175,000	179,812
2.300%, 11/14/17	110,000	110,000
GCP Applied Technologies 9.500%, 02/01/23 (A)	235,000	267,900
Graphic Packaging International 4.750%, 04/15/21	195,000	204,019
Greif 7.750%, 08/01/19	250,000	275,625
Hecla Mining 6.875%, 05/01/21	265,000	274,964
Hexion 6.625%, 04/15/20	180,000	170,100
Hudbay Minerals 7.250%, 01/15/23 (A)	150,000	159,562
Huntsman International 4.875%, 11/15/20	165,000	173,456
Joseph T Ryerson & Son 11.000%, 05/15/22 (A)	160,000	180,602
Kraton Polymers 10.500%, 04/15/23 (A)	185,000	213,212
Lundin Mining 7.875%, 11/01/22 (A)	250,000	274,687
7.500%, 11/01/20 (A)	250,000	265,000
Mercer International 7.750%, 12/01/22	210,000	225,225
Multi-Color 6.125%, 12/01/22 (A)	240,000	250,200
New Gold 6.250%, 11/15/22 (A)	200,000	204,000
Nufarm Australia 6.375%, 10/15/19 (A)	200,000	205,250
Platform Specialty Products 10.375%, 05/01/21 (A)	245,000	272,869
PQ 6.750%, 11/15/22 (A)	115,000	124,774
Rain CII Carbon 8.250%, 01/15/21 (A)	245,000	254,188
Reynolds Group Issuer 5.750%, 10/15/20	430,000	442,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
4.658%, 07/15/21 (A),(B)	$270,000	$276,075
Sealed Air 6.500%, 12/01/20 (A)	150,000	167,437
Steel Dynamics 6.375%, 08/15/22	75,000	77,869
5.125%, 10/01/21	175,000	180,687
Summit Materials 8.500%, 04/15/22	215,000	241,338
Tembec Industries 9.000%, 12/15/19 (A)	160,000	163,600
Trinseo Materials Operating SCA 6.750%, 05/01/22 (A)	300,000	316,500
Tronox Finance 6.375%, 08/15/20	285,000	289,631
United States Steel 8.375%, 07/01/21 (A)	260,000	286,325

		12,139,459

PRODUCER DURABLES — 11.7%
AECOM 5.750%, 10/15/22	185,000	194,481
Air Canada 7.750%, 04/15/21 (A)	205,000	231,650
American Airlines Group 6.125%, 06/01/18	325,000	337,187
5.500%, 10/01/19 (A)	250,000	261,250
4.625%, 03/01/20 (A)	150,000	152,625
American Axle & Manufacturing 6.625%, 10/15/22	200,000	206,000
5.125%, 02/15/19	325,000	328,250
Ardagh Packaging Finance 6.000%, 06/30/21 (A)	200,000	207,250
BCD Acquisition 9.625%, 09/15/23 (A)	200,000	215,500
Bombardier 7.750%, 03/15/20 (A)	375,000	406,125
4.750%, 04/15/19 (A)	185,000	189,220
Brand Energy & Infrastructure Services 8.500%, 12/01/21 (A)	170,000	180,625
Builders FirstSource 10.750%, 08/15/23 (A)	180,000	210,150
Century Communities 6.875%, 05/15/22	170,000	178,075
Clean Harbors 5.250%, 08/01/20	225,000	229,500
Cleaver-Brooks 8.750%, 12/15/19 (A)	230,000	237,475

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	$215,000	$222,794
CPG Merger 8.000%, 10/01/21 (A)	215,000	225,750
EnPro Industries 5.875%, 09/15/22 (A)	260,000	273,000
Gardner Denver 6.875%, 08/15/21 (A)	235,000	243,812
Gates Global 6.000%, 07/15/22 (A)	205,000	206,025
GFL Environmental 9.875%, 02/01/21 (A)	335,000	360,125
Gibraltar Industries 6.250%, 02/01/21	340,000	351,730
JB Poindexter 9.000%, 04/01/22 (A)	230,000	240,925
Kratos Defense & Security Solutions 7.000%, 05/15/19	130,000	130,325
LMI Aerospace 7.375%, 07/15/19	110,000	114,400
Meccanica Holdings USA 6.250%, 07/15/19 (A)	140,000	149,800
Meritor 6.750%, 06/15/21	265,000	274,937
Navistar International 8.250%, 11/01/21	175,000	177,188
Ply Gem Industries 6.500%, 02/01/22	140,000	146,300
Shape Technologies Group 7.625%, 02/01/20 (A)	235,000	240,875
SPL Logistics Escrow 8.875%, 08/01/20 (A)	390,000	315,900
TI Group Automotive Systems 8.750%, 07/15/23 (A)	210,000	224,700
Titan International 6.875%, 10/01/20	225,000	231,188
TransDigm 6.000%, 07/15/22	125,000	128,750
United Continental Holdings 6.375%, 06/01/18	250,000	260,625
6.000%, 12/01/20	250,000	268,125
WESCO Distribution 5.375%, 12/15/21	155,000	159,263
Xerium Technologies 9.500%, 08/15/21	340,000	352,750
XPO Logistics 6.500%, 06/15/22 (A)	315,000	333,506

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Zachry Holdings 7.500%, 02/01/20 (A)	$145,000	$149,713
Zekelman Industries 9.875%, 06/15/23 (A)	235,000	265,550

		9,813,419

REAL ESTATE INVESMENT TRUST — 3.1%
Communications Sales & Leasing 6.000%, 04/15/23 (A)	115,000	119,672
DuPont Fabros Technology 5.875%, 09/15/21	165,000	172,012
GEO Group 5.875%, 01/15/22	200,000	208,000
GLP Capital 4.375%, 11/01/18	110,000	113,025
Iron Mountain 6.000%, 10/01/20 (A)	165,000	172,631
4.375%, 06/01/21 (A)	140,000	145,250
iStar 7.125%, 02/15/18	75,000	77,443
6.500%, 07/01/21	85,000	88,613
6.000%, 04/01/22	55,000	56,375
5.000%, 07/01/19	150,000	151,500
4.875%, 07/01/18	150,000	151,688
MPT Operating Partnership 6.375%, 02/15/22	125,000	129,219
Realogy Group 5.250%, 12/01/21 (A)	225,000	236,812
4.500%, 04/15/19 (A)	190,000	197,600
RHP Hotel Properties 5.000%, 04/15/21	210,000	213,938
Sabra Health Care 5.500%, 02/01/21	350,000	363,125

		2,596,903

TECHNOLOGY — 7.2%
Amkor Technology 6.625%, 06/01/21	107,000	109,006
6.375%, 10/01/22	330,000	344,025
Anixter 5.625%, 05/01/19	165,000	172,425
BMC Software 8.125%, 07/15/21 (A)	150,000	152,532
7.250%, 06/01/18	83,000	85,490
CommScope 5.000%, 06/15/21 (A)	250,000	256,875
Dell 5.650%, 04/15/18	100,000	103,660

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Diamond 1 Finance 7.125%, 06/15/24 (A)	$180,000	$198,961
5.875%, 06/15/21 (A)	420,000	445,200
EMC 2.650%, 06/01/20	200,000	195,715
Ensemble S Merger 9.000%, 09/30/23 (A)	220,000	229,900
Entegris 6.000%, 04/01/22 (A)	95,000	99,037
First Data 7.000%, 12/01/23 (A)	340,000	364,548
Flex 4.625%, 02/15/20	115,000	120,934
Harland Clarke Holdings 6.875%, 03/01/20 (A)	90,000	92,250
Infor Software Parent 7.125% cash/7.875% PIK, 05/01/21 (A)	250,000	255,500
Infor US 5.750%, 08/15/20 (A)	185,000	193,094
j2 Cloud Services 8.000%, 08/01/20	285,000	293,906
Kemet 10.500%, 05/01/18	250,000	250,937
Micron Technology 5.875%, 02/15/22	135,000	141,413
Microsemi 9.125%, 04/15/23 (A)	140,000	161,000
NCR 5.875%, 12/15/21	300,000	312,534
NXP BV 4.125%, 06/01/21 (A)	235,000	245,869
3.750%, 06/01/18 (A)	165,000	168,338
TIBCO Software 11.375%, 12/01/21 (A)	280,000	310,100
Western Digital 10.500%, 04/01/24	225,000	264,937
7.375%, 04/01/23 (A)	180,000	197,100
Zebra Technologies 7.250%, 10/15/22	235,000	254,094

		6,019,380

UTILITIES — 9.1%
AES 4.055%, 06/01/19 (B)	221,000	221,177
Calpine 6.000%, 01/15/22 (A)	150,000	156,750
CenturyLink 6.450%, 06/15/21	205,000	221,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
6.150%, 09/15/19	$200,000	$213,500
5.625%, 04/01/20	145,000	153,881
5.150%, 06/15/17	125,000	125,469
Consolidated Communications 6.500%, 10/01/22	195,000	192,562
Dynegy 6.750%, 11/01/19	435,000	441,525
Frontier Communications 8.875%, 09/15/20	300,000	316,686
8.125%, 10/01/18	285,000	303,169
7.125%, 03/15/19	300,000	315,750
Intelsat Jackson Holdings 7.250%, 04/01/19	296,000	284,530
Level 3 Financing 5.375%, 08/15/22	250,000	258,175
LIN Television 5.875%, 11/15/22	115,000	120,175
NRG Energy 7.875%, 05/15/21	283,000	290,075
6.250%, 07/15/22	100,000	101,881
QualityTech 5.875%, 08/01/22	250,000	257,500
SBA Communications 4.875%, 07/15/22	75,000	77,250
SoftBank Group 4.500%, 04/15/20 (A)	400,000	415,760
Sprint Capital 6.900%, 05/01/19	305,000	325,969
Sprint Communications 11.500%, 11/15/21	60,000	75,750
9.250%, 04/15/22	120,000	145,200
7.000%, 08/15/20 (A)	585,000	635,763
Talen Energy Supply 6.500%, 05/01/18	95,000	95,712
4.625%, 07/15/19 (A)	41,000	40,385
T-Mobile USA 6.125%, 01/15/22	225,000	237,656
West 4.750%, 07/15/21 (A)	240,000	246,000
Wind Acquisition Finance 7.375%, 04/23/21 (A)	450,000	468,000
4.750%, 07/15/20 (A)	390,000	395,850

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Windstream Services 7.750%, 10/15/20	$615,000	$624,300

		7,757,800

Total Corporate Obligations (Cost $79,314,483)		79,880,881

Total Investments — 94.9% (Cost $79,314,483)		$79,880,881

Percentages are based upon Net Assets of $84,187,698.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2017 was $32,233,831 and represents 38.29% of Net Assets.

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2017.

(C)	Security in default on interest payments.

MTN – Medium Term Note

PIK – Payment in Kind

As of April 30, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 97.1%
	Face Amount	Value

CONSUMER DISCRETIONARY — 20.9%
1011778 BC ULC 6.000%, 04/01/22 (A)	$5,000	$5,213
ACCO Brands 5.250%, 12/15/24 (A)	10,000	10,300
Ahern Rentals 7.375%, 05/15/23 (A)	35,000	30,100
Altice Financing 6.625%, 02/15/23 (A)	10,000	10,587
Altice Luxembourg 7.750%, 05/15/22 (A)	10,000	10,626
American Axle & Manufacturing 6.500%, 04/01/27 (A)	10,000	9,925
6.250%, 04/01/25 (A)	5,000	4,975
Aramark Service 4.750%, 06/01/26	5,000	5,100
Ashton Woods USA 6.875%, 02/15/21 (A)	10,000	10,100
Beacon Roofing Supply 6.375%, 10/01/23	10,000	10,775
Beazer Homes USA 8.750%, 03/15/22	10,000	11,125
6.750%, 03/15/25 (A)	5,000	5,113
Brunswick 4.625%, 05/15/21 (A)	10,000	10,215
Cable One 5.750%, 06/15/22 (A)	10,000	10,475
CalAtlantic Group 5.250%, 06/01/26	20,000	20,550
CBS Radio 7.250%, 11/01/24 (A)	5,000	5,437
CCO Holdings 5.875%, 05/01/27 (A)	15,000	15,956
5.750%, 02/15/26 (A)	10,000	10,622
5.500%, 05/01/26 (A)	5,000	5,247
5.375%, 05/01/25 (A)	5,000	5,212
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	5,000	5,153

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Clear Channel Worldwide Holdings 7.625%, 03/15/20	$10,000	$10,113
6.500%, 11/15/22	10,000	10,363
ClubCorp Club Operations 8.250%, 12/15/23 (A)	30,000	32,700
Constellis Holdings 9.750%, 05/15/20 (A)	10,000	10,758
CSC Holdings 10.875%, 10/15/25 (A)	10,000	12,012
10.125%, 01/15/23 (A)	10,000	11,600
5.250%, 06/01/24	32,000	32,380
Diamond Resorts International 7.750%, 09/01/23 (A)	10,000	10,650
DISH DBS 7.750%, 07/01/26	20,000	23,425
6.750%, 06/01/21	10,000	10,875
5.000%, 03/15/23	10,000	10,025
Eldorado Resorts 7.000%, 08/01/23	8,000	8,640
Flexi-Van Leasing 7.875%, 08/15/18 (A)	5,000	4,625
FTI Consulting 6.000%, 11/15/22	12,000	12,540
Herc Rentals 7.500%, 06/01/22 (A)	5,000	5,438
Icahn Enterprises 6.750%, 02/01/24 (A)	10,000	10,438
5.875%, 02/01/22	15,000	15,431
Interval Acquisition 5.625%, 04/15/23	15,000	15,450
Jacobs Entertainment 7.875%, 02/01/24 (A)	15,000	15,675
KB Home 7.500%, 09/15/22	12,000	13,567
Levi Strauss 5.000%, 05/01/25	10,000	10,313
Live Nation Entertainment 5.375%, 06/15/22 (A)	15,000	15,600
Men’s Wearhouse 7.000%, 07/01/22	5,000	4,350
Meritage Homes 6.000%, 06/01/25	10,000	10,655
MGM Resorts International 7.750%, 03/15/22	5,000	5,825
4.625%, 09/01/26	15,000	14,962
Nature’s Bounty 7.625%, 05/15/21 (A)	10,000	10,625

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Neiman Marcus Group 8.750% cash/9.500% PIK, 10/15/21 (A)	$5,000	$2,700
NES Rentals Holdings 7.875%, 05/01/18 (A)	20,000	20,025
New Home 7.250%, 04/01/22 (A)	7,000	7,280
Nielsen Finance 5.000%, 04/15/22 (A)	10,000	10,288
Party City Holdings 6.125%, 08/15/23 (A)	5,000	5,150
Penn National Gaming 5.625%, 01/15/27 (A)	10,000	10,075
Prime Security Services Borrower 9.250%, 05/15/23 (A)	10,000	10,925
PulteGroup 5.500%, 03/01/26	10,000	10,550
Quad 7.000%, 05/01/22	30,000	30,300
Ritchie Bros Auctioneers 5.375%, 01/15/25 (A)	5,000	5,162
rue21 9.000%, 10/15/21 (A)	25,000	900
Scientific Games International 10.000%, 12/01/22	15,000	16,275
7.000%, 01/01/22 (A)	10,000	10,706
6.625%, 05/15/21	5,000	4,819
SFR Group 7.375%, 05/01/26 (A)	10,000	10,512
6.000%, 05/15/22 (A)	15,000	15,637
Six Flags Entertainment 5.500%, 04/15/27 (A)	15,000	15,291
Time 5.750%, 04/15/22 (A)	15,000	15,300
TMS International 7.625%, 10/15/21 (A)	40,000	40,300
Townsquare Media 6.500%, 04/01/23 (A)	35,000	35,394
TRI Pointe Group 4.375%, 06/15/19	10,000	10,300
United Rentals 5.875%, 09/15/26	10,000	10,550
Univision Communications 5.125%, 02/15/25 (A)	10,000	9,963
Viking Cruises 8.500%, 10/15/22 (A)	5,000	5,225
6.250%, 05/15/25 (A)	15,000	14,438

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
William Lyon Homes 7.000%, 08/15/22	$15,000	$15,675
WMG Acquisition 6.750%, 04/15/22 (A)	20,000	21,102
Woodside Homes 6.750%, 12/15/21 (A)	5,000	5,253

		931,936

CONSUMER STAPLES — 2.4%
Avon International Operations 7.875%, 08/15/22 (A)	15,000	16,125
Carrols Restaurant Group 8.000%, 05/01/22	10,000	10,663
Clearwater Seafoods 6.875%, 05/01/25 (A)	10,000	10,350
Hearthside Group Holdings 6.500%, 05/01/22 (A)	20,000	20,150
JBS USA 5.750%, 06/15/25 (A)	15,000	15,487
Rite Aid 6.750%, 06/15/21	5,000	5,037
Ruby Tuesday 7.625%, 05/15/20	10,000	9,650
Simmons Foods 7.875%, 10/01/21 (A)	10,000	10,625
Spectrum Brands 5.750%, 07/15/25	5,000	5,360
TreeHouse Foods 4.875%, 03/15/22	5,000	5,175

		108,622

ENERGY — 13.2%
Alta Mesa Holdings 7.875%, 12/15/24 (A)	20,000	21,000
American Midstream Partners 8.500%, 12/15/21 (A)	10,000	10,175
Antero Resources 5.000%, 03/01/25 (A)	5,000	4,937
Archrock Partners 6.000%, 04/01/21	15,000	15,037
Blue Racer Midstream 6.125%, 11/15/22 (A)	15,000	15,375
Bonanza Creek Energy 6.750%, 04/15/21 (B)	15,000	11,737
Bristow Group 6.250%, 10/15/22	5,000	4,125
California Resources 8.000%, 12/15/22 (A)	10,000	7,650
5.500%, 09/15/21	5,000	3,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Calumet Specialty Products Partners 11.500%, 01/15/21 (A)	$10,000	$11,600
7.625%, 01/15/22	10,000	8,500
Carrizo Oil & Gas 7.500%, 09/15/20	15,000	15,450
Chesapeake Energy 8.000%, 12/15/22 (A)	15,000	15,482
6.625%, 08/15/20	5,000	5,050
4.875%, 04/15/22	10,000	9,175
Comstock Resources 10.000% cash/12.250% PIK, 03/15/20	10,000	10,250
Continental Resources 5.000%, 09/15/22	10,000	10,088
4.900%, 06/01/44	5,000	4,338
Crestwood Midstream Partners 6.250%, 04/01/23	10,000	10,437
Denbury Resources 6.375%, 08/15/21	5,000	3,963
Endeavor Energy Resources 8.125%, 09/15/23 (A)	5,000	5,325
EP Energy 9.375%, 05/01/20	20,000	18,925
6.375%, 06/15/23	15,000	11,288
EXCO Resources 8.500%, 04/15/22	5,000	3,175
Exterran Energy Solutions 8.125%, 05/01/25 (A)	5,000	5,159
Genesis Energy 6.750%, 08/01/22	5,000	5,144
Legacy Reserves 6.625%, 12/01/21	10,000	7,750
Martin Midstream Partners 7.250%, 02/15/21	10,000	10,250
MEG Energy 7.000%, 03/31/24 (A)	15,000	13,388
Nabors Industries 4.625%, 09/15/21	10,000	10,100
Newfield Exploration 5.625%, 07/01/24	5,000	5,284
NGL Energy Partners 7.500%, 11/01/23 (A)	10,000	10,000
Noble Holding International 7.200%, 04/01/25	10,000	9,050
Northern Oil and Gas 8.000%, 06/01/20	20,000	16,175

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Oasis Petroleum 6.875%, 03/15/22	$10,000	$10,125
6.500%, 11/01/21	5,000	5,050
Pioneer Energy Services 6.125%, 03/15/22	15,000	13,612
Precision Drilling 6.625%, 11/15/20	5,979	6,070
QEP Resources 6.875%, 03/01/21	5,000	5,275
5.250%, 05/01/23	10,000	9,775
Range Resources 5.750%, 06/01/21 (A)	10,000	10,300
Regency Energy Partners 6.500%, 07/15/21	10,000	10,300
Resolute Energy 8.500%, 05/01/20	15,000	15,300
Rex Energy 1.000%, 10/01/20	30,000	14,850
Sabine Pass Liquefaction 5.875%, 06/30/26 (A)	10,000	11,151
5.625%, 03/01/25	10,000	10,932
Sanchez Energy 7.750%, 06/15/21	10,000	9,675
6.125%, 01/15/23	10,000	9,200
SESI 7.125%, 12/15/21	5,000	5,050
6.375%, 05/01/19	5,000	4,969
SM Energy 6.500%, 11/15/21	10,000	10,225
Southwestern Energy 6.700%, 01/23/25	15,000	14,925
4.100%, 03/15/22	5,000	4,675
Summit Midstream Holdings 5.500%, 08/15/22	5,000	5,012
Sunoco 6.250%, 04/15/21	10,000	10,562
Tallgrass Energy Partners 5.500%, 09/15/24 (A)	5,000	5,025
Targa Resources Partners 5.250%, 05/01/23	15,000	15,450
Tesoro 5.125%, 12/15/26 (A)	10,000	10,650
Transocean 9.000%, 07/15/23 (A)	10,000	10,663
Ultra Resources 6.875%, 04/15/22 (A)	5,000	5,056
Weatherford International 8.250%, 06/15/23	5,000	5,419

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
WPX Energy 5.250%, 09/15/24	$10,000	$9,750

		588,128

FINANCIAL SERVICES — 5.5%
Alliant Holdings Intermediate 8.250%, 08/01/23 (A)	5,000	5,338
Ally Financial 8.000%, 11/01/31	10,000	11,900
CIT Group 5.375%, 05/15/20	15,000	16,144
Hub Holdings 8.125% cash/8.875% PIK, 07/15/19 (A)	10,000	10,050
HUB International 7.875%, 10/01/21 (A)	15,000	15,715
Intelsat Connect Finance 12.500%, 04/01/22 (A)	5,000	4,400
Liberty Mutual Group 7.800%, 03/15/37 (A)	10,000	11,575
Nationstar Mortgage 6.500%, 07/01/21	10,000	10,150
Navient 7.250%, 09/25/23	5,000	5,225
6.625%, 07/26/21	5,000	5,294
5.875%, 03/25/21	10,000	10,362
Navient MTN 6.125%, 03/25/24	5,000	4,950
NewStar Financial 7.250%, 05/01/20	10,000	10,313
OneMain Financial Holdings 7.250%, 12/15/21 (A)	25,000	26,003
Oppenheimer Holdings 8.750%, 04/15/18	19,000	18,952
Quicken Loans 5.750%, 05/01/25 (A)	20,000	20,200
Royal Bank of Scotland Group 6.125%, 12/15/22	15,000	16,155
Solera 10.500%, 03/01/24 (A)	10,000	11,412
Springleaf Finance 8.250%, 12/15/20	5,000	5,478
5.250%, 12/15/19	17,000	17,259
USI 7.750%, 01/15/21 (A)	10,000	10,205

		247,080

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — 8.1%
Acadia Healthcare 5.125%, 07/01/22	$5,000	$5,056
BioScrip 8.875%, 02/15/21	5,000	4,225
CHS 8.000%, 11/15/19	10,000	9,731
7.125%, 07/15/20	5,000	4,488
6.875%, 02/01/22	15,000	12,413
5.125%, 08/01/21	5,000	4,956
DJO Finance 10.750%, 04/15/20	15,000	12,375
DPx Holdings BV 7.500%, 02/01/22 (A)	30,000	31,762
Endo 6.000%, 07/15/23 (A)	10,000	8,763
5.375%, 01/15/23 (A)	10,000	8,575
Envision Healthcare 6.250%, 12/01/24 (A)	5,000	5,263
HCA 7.500%, 02/15/22	10,000	11,504
5.875%, 02/15/26	10,000	10,625
5.375%, 02/01/25	10,000	10,413
5.250%, 06/15/26	5,000	5,331
5.000%, 03/15/24	5,000	5,306
Hill-Rom Holdings 5.750%, 09/01/23 (A)	10,000	10,450
IASIS Healthcare 8.375%, 05/15/19	5,000	4,875
Immucor 11.125%, 08/15/19	10,000	10,025
Kindred Healthcare 8.750%, 01/15/23	20,000	20,525
Kinetic Concepts 12.500%, 11/01/21 (A)	5,000	5,600
7.875%, 02/15/21 (A)	5,000	5,331
Mallinckrodt International Finance 5.500%, 04/15/25 (A)	5,000	4,550
Quintiles IMS 4.875%, 05/15/23 (A)	10,000	10,275
RegionalCare Hospital Partners Holdings 8.250%, 05/01/23 (A)	5,000	5,319
Select Medical 6.375%, 06/01/21	17,000	17,382
Tenet Healthcare 8.125%, 04/01/22	10,000	10,150
8.000%, 08/01/20	15,000	15,305
7.500%, 01/01/22 (A)	10,000	10,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
Universal Hospital Services 7.625%, 08/15/20	$25,000	$25,344
Valeant Pharmaceuticals International 7.500%, 07/15/21 (A)	15,000	12,413
7.000%, 10/01/20 (A)	5,000	4,388
6.375%, 10/15/20 (A)	10,000	8,587
6.125%, 04/15/25 (A)	15,000	11,074
Vizient 10.375%, 03/01/24 (A)	15,000	17,175

		360,254

MATERIALS & PROCESSING — 11.8%
A Schulman 6.875%, 06/01/23	15,000	15,825
AK Steel 7.000%, 03/15/27	15,000	14,831
Alcoa Nederland Holding 7.000%, 09/30/26 (A)	20,000	22,100
Aleris International 9.500%, 04/01/21 (A)	5,000	5,362
7.875%, 11/01/20	5,000	4,950
Allegheny Technologies 9.375%, 06/01/19	10,000	11,025
7.875%, 08/15/23	10,000	10,312
ArcelorMittal 8.000%, 10/15/39	10,000	11,425
7.250%, 02/25/22	10,000	11,337
Aruba Investments 8.750%, 02/15/23 (A)	15,000	15,600
Ashland 4.750%, 08/15/22	15,000	15,637
Barminco Finance 6.625%, 05/15/22 (A)	5,000	4,996
BlueScope Steel Finance 6.500%, 05/15/21 (A)	5,000	5,300
Chemours 7.000%, 05/15/25	5,000	5,494
Cliffs Natural Resources 8.250%, 03/31/20 (A)	10,000	10,862
Consolidated Container 10.125%, 07/15/20 (A)	15,000	15,578
Coveris Holdings 7.875%, 11/01/19 (A)	20,000	19,750
FMG Resources 9.750%, 03/01/22 (A)	5,000	5,753
Freeport-McMoRan 5.450%, 03/15/43	10,000	8,525

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
4.550%, 11/14/24	$15,000	$14,093
3.550%, 03/01/22	20,000	18,800
GCP Applied Technologies 9.500%, 02/01/23 (A)	15,000	17,100
Hecla Mining 6.875%, 05/01/21	15,000	15,564
Hexion 10.375%, 02/01/22 (A)	5,000	5,125
6.625%, 04/15/20	5,000	4,725
Hudbay Minerals 7.625%, 01/15/25 (A)	10,000	10,713
IAMGOLD 7.000%, 04/15/25 (A)	5,000	5,013
International Wire Group 10.750%, 08/01/21 (A)	10,000	9,800
Joseph T Ryerson & Son 11.000%, 05/15/22 (A)	5,000	5,644
Koppers 6.000%, 02/15/25 (A)	5,000	5,238
Kraton Polymers 10.500%, 04/15/23 (A)	5,000	5,763
Lundin Mining 7.500%, 11/01/20 (A)	5,000	5,300
Neenah Paper 5.250%, 05/15/21 (A)	25,000	25,500
Nufarm Australia 6.375%, 10/15/19 (A)	5,000	5,131
Olin 5.125%, 09/15/27	5,000	5,206
Owens-Brockway Glass Container 6.375%, 08/15/25 (A)	10,000	10,875
Platform Specialty Products 10.375%, 05/01/21 (A)	10,000	11,137
6.500%, 02/01/22 (A)	5,000	5,125
Prince Mineral Holding 11.500%, 12/15/19 (A)	10,000	10,300
Rain CII Carbon 7.250%, 04/01/25 (A)	10,000	10,025
Reynolds Group Issuer 5.750%, 10/15/20	10,000	10,300
Sealed Air 6.875%, 07/15/33 (A)	15,000	16,312
6.500%, 12/01/20 (A)	10,000	11,163
Teck Resources 8.500%, 06/01/24 (A)	10,000	11,587
6.250%, 07/15/41	10,000	10,600
Tembec Industries 9.000%, 12/15/19 (A)	10,000	10,225

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
TPC Group 8.750%, 12/15/20 (A)	$5,000	$4,650
Tronox Finance 7.500%, 03/15/22 (A)	10,000	10,450
United States Steel 8.375%, 07/01/21 (A)	5,000	5,506
7.500%, 03/15/22	5,000	5,088
US Concrete 6.375%, 06/01/24	10,000	10,450

		527,170

PRODUCER DURABLES — 14.8%
AECOM 5.125%, 03/15/27 (A)	20,000	20,023
Airxcel 8.500%, 02/15/22 (A)	5,000	5,150
Amsted Industries 5.000%, 03/15/22 (A)	10,000	10,250
ATS Automation Tooling Systems 6.500%, 06/15/23 (A)	15,000	15,600
BCD Acquisition 9.625%, 09/15/23 (A)	10,000	10,775
Bombardier 7.750%, 03/15/20 (A)	10,000	10,830
7.500%, 03/15/25 (A)	10,000	10,400
Brand Energy & Infrastructure Services 8.500%, 12/01/21 (A)	30,000	31,875
Builders FirstSource 10.750%, 08/15/23 (A)	20,000	23,350
Century Communities 6.875%, 05/15/22 (A)	30,000	31,425
Clean Harbors 5.250%, 08/01/20	10,000	10,200
Cleaver-Brooks 8.750%, 12/15/19 (A)	15,000	15,488
Cloud Crane 10.125%, 08/01/24 (A)	10,000	10,650
CPG Merger 8.000%, 10/01/21 (A)	25,000	26,250
EnPro Industries 5.875%, 09/15/22	20,000	21,000
Gardner Denver 6.875%, 08/15/21 (A)	25,000	25,937
Gates Global 6.000%, 07/15/22 (A)	10,000	10,050
GFL Environmental 9.875%, 02/01/21 (A)	15,000	16,125

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Hardwoods Acquisition 7.500%, 08/01/21 (A)	$10,000	$9,100
JB Poindexter 9.000%, 04/01/22 (A)	25,000	26,187
Kratos Defense & Security Solutions 7.000%, 05/15/19	10,000	10,025
LMI Aerospace 7.375%, 07/15/19	15,000	15,600
Manitowoc Foodservice 9.500%, 02/15/24	5,000	5,775
MasTec 4.875%, 03/15/23	30,000	30,000
Meritor 6.750%, 06/15/21	15,000	15,562
6.250%, 02/15/24	5,000	5,187
Moog 5.250%, 12/01/22 (A)	15,000	15,600
Navistar International 8.250%, 11/01/21	30,000	30,375
NCI Building Systems 8.250%, 01/15/23 (A)	15,000	16,350
Novelis 5.875%, 09/30/26 (A)	5,000	5,138
Park-Ohio Industries 6.625%, 04/15/27 (A)	8,000	8,200
Shape Technologies Group 7.625%, 02/01/20 (A)	20,000	20,500
StandardAero Aviation Holdings 10.000%, 07/15/23 (A)	15,000	16,387
Terex 5.625%, 02/01/25 (A)	15,000	15,338
TI Group Automotive Systems 8.750%, 07/15/23 (A)	15,000	16,050
Tutor Perini 6.875%, 05/01/25 (A)	10,000	10,500
WESCO Distribution 5.375%, 12/15/21	10,000	10,275
Xerium Technologies 9.500%, 08/15/21	20,000	20,750
XPO CNW 6.700%, 05/01/34	10,000	9,400
XPO Logistics 6.500%, 06/15/22 (A)	25,000	26,469
Zachry Holdings 7.500%, 02/01/20 (A)	5,000	5,163
Zekelman Industries 9.875%, 06/15/23 (A)	12,000	13,560

		662,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

REAL ESTATE INVESTMENT TRUST — 1.7%
Communications Sales & Leasing 8.250%, 10/15/23	$10,000	$10,672
DuPont Fabros Technology 5.625%, 06/15/23	3,000	3,172
ESH Hospitality 5.250%, 05/01/25 (A)	15,000	15,188
GLP Capital 5.375%, 04/15/26	5,000	5,275
iStar 6.500%, 07/01/21	15,000	15,637
Kennedy-Wilson 5.875%, 04/01/24	20,000	20,750
RHP Hotel Properties 5.000%, 04/15/23	5,000	5,100

		75,794

TECHNOLOGY — 8.8%
Advanced Micro Devices 7.000%, 07/01/24	10,000	10,637
BMC Software 7.250%, 06/01/18	3,000	3,090
BMC Software Finance 8.125%, 07/15/21 (A)	20,000	20,338
Change Healthcare Holdings 5.750%, 03/01/25 (A)	5,000	5,131
CURO Financial Technologies 12.000%, 03/01/22 (A)	5,000	5,275
Dell 6.500%, 04/15/38	10,000	9,876
Diamond 1 Finance 7.125%, 06/15/24 (A)	15,000	16,580
First Data 7.000%, 12/01/23 (A)	15,000	16,083
General Cable 5.750%, 10/01/22	20,000	19,800
Genesys Telecommunications Laboratories 10.000%, 11/30/24 (A)	7,000	7,753
Harland Clarke Holdings 9.250%, 03/01/21 (A)	5,000	4,825
8.375%, 08/15/22 (A)	5,000	5,150
Inception Merger Sub/Rackspace Hosting 8.625%, 11/15/24 (A)	5,000	5,294
Infor Software Parent 7.125% cash/7.875% PIK, 05/01/21 (A)	10,000	10,220
Infor US 6.500%, 05/15/22	5,000	5,200

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
j2 Cloud Services 8.000%, 08/01/20	$10,000	$10,312
Kemet 10.500%, 05/01/18	10,000	10,037
Leidos 5.500%, 07/01/33	10,000	9,362
Match Group 6.375%, 06/01/24	5,000	5,444
Micron Technology 7.500%, 09/15/23	5,000	5,600
5.500%, 02/01/25	2,000	2,090
Microsemi 9.125%, 04/15/23 (A)	10,000	11,500
MSCI 4.750%, 08/01/26 (A)	15,000	15,413
NCR 4.625%, 02/15/21	10,000	10,250
Open Text 5.875%, 06/01/26 (A)	20,000	21,350
PTC 6.000%, 05/15/24	5,000	5,350
Qorvo 7.000%, 12/01/25	10,000	11,100
6.750%, 12/01/23	5,000	5,425
RP Crown Parent 7.375%, 10/15/24 (A)	5,000	5,225
Sensata Technologies 5.625%, 11/01/24 (A)	15,000	15,900
Sensata Technologies UK Financing 6.250%, 02/15/26 (A)	5,000	5,413
Sophia 9.000%, 09/30/23 (A)	10,000	10,450
TIBCO Software 11.375%, 12/01/21 (A)	15,000	16,612
Western Digital 10.500%, 04/01/24	15,000	17,663
7.375%, 04/01/23 (A)	10,000	10,950
WEX 4.750%, 02/01/23 (A)	30,000	29,625
Zebra Technologies 7.250%, 10/15/22	10,000	10,813

		391,136

UTILITIES — 9.9%
Block Communications 6.875%, 02/15/25 (A)	5,000	5,387
Calpine 5.500%, 02/01/24	10,000	9,650

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
CCO Holdings 5.125%, 05/01/27 (A)	$15,000	$15,300
CenturyLink 7.500%, 04/01/24	5,000	5,433
5.625%, 04/01/25	27,000	26,359
Cincinnati Bell 7.000%, 07/15/24 (A)	10,000	10,585
Cogent Communications Group 5.375%, 03/01/22 (A)	10,000	10,325
Consolidated Communications 6.500%, 10/01/22	15,000	14,812
CSC Holdings 6.750%, 11/15/21	5,000	5,500
Dynegy 8.000%, 01/15/25 (A)	5,000	4,587
7.625%, 11/01/24	5,000	4,575
6.750%, 11/01/19	5,000	5,075
Frontier Communications 11.000%, 09/15/25	20,000	19,275
10.500%, 09/15/22	10,000	10,050
9.000%, 08/15/31	10,000	8,550
7.125%, 01/15/23	5,000	4,375
Inmarsat Finance 6.500%, 10/01/24 (A)	5,000	5,287
4.875%, 05/15/22 (A)	10,000	10,100
Intelsat Jackson Holdings 8.000%, 02/15/24 (A)	5,000	5,375
7.500%, 04/01/21	10,000	9,150
7.250%, 10/15/20	5,000	4,681
Level 3 Financing 5.375%, 01/15/24	15,000	15,590
NRG Energy 7.875%, 05/15/21	5,000	5,125
7.250%, 05/15/26	5,000	5,113
6.625%, 01/15/27	5,000	4,950
SBA Communications 4.875%, 09/01/24 (A)	10,000	10,087
Sprint 7.875%, 09/15/23	30,000	33,675
7.625%, 02/15/25	5,000	5,581
7.125%, 06/15/24	30,000	32,719
Sprint Capital 8.750%, 03/15/32	20,000	24,612
Sprint Communications 9.000%, 11/15/18 (A)	10,000	10,938

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares/ Number of Warrants	Value

UTILITIES — continued
Suburban Propane Partners 5.875%, 03/01/27	$10,000	$9,975
Talen Energy Supply 9.500%, 07/15/22 (A)	5,000	4,675
T-Mobile USA 6.500%, 01/15/26	25,000	27,719
Videotron 5.125%, 04/15/27 (A)	5,000	5,099
West 5.375%, 07/15/22 (A)	15,000	15,150
Windstream Services 7.750%, 10/15/20	10,000	10,200
7.500%, 04/01/23	10,000	9,413
Zayo Group 5.750%, 01/15/27 (A)	15,000	15,919

		440,971

Total Corporate Obligations (Cost $4,204,473)		4,333,960

COMMON STOCK — 0.9%
ENERGY — 0.6%
Approach Resources*	5,520	11,426
Comstock Resources*	221	1,932
Energy XXI Gulf Coast*	192	5,280
EXCO Resources*	3,200	1,568
Halcon Resources*	321	2,151
Light Tower Rentals*	5	1,775
SandRidge Energy*	108	1,989

		26,121

MATERIALS & PROCESSING — 0.2%
United States Steel	400	8,928

PRODUCER DURABLES — 0.1%
Meritor*	365	6,501

Total Common Stock (Cost $70,963)		41,550

WARRANTS — 0.0%
Comstock Resources, Expires 06/15/20*	28	244

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2017 (Unaudited)

WARRANTS — continued
	Number of Warrants	Value

Halcon Resources, Expires 09/09/20*	87	$87

Total Warrants (Cost $—)		331

Total Investments — 98.0% (Cost $4,275,436)		$4,375,841

Percentages are based upon Net Assets of $4,466,582.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2017 was $2,261,641 and represents 50.63% of Net Assets.

(B)	Security in default on interest payments.

MTN – Medium Term Note

PIK – Payment in Kind

The following is a summary of the inputs used as of April 30, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$—	$4,333,960	$—	$4,333,960
Common Stock	41,550	—	—	41,550
Warrants	87	244	—	331

Total Investments in Securities	$41,637	$4,334,204	$—	$4,375,841

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

	Long	Short	Net
Convertible Bonds	98.0%	(2.0)%	96.0%
Short-Term Investment	1.4	0.0	1.4
Consumer Discretionary	0.0	(1.3)	(1.3)
Health Care	0.5	(3.1)	(2.6)
Financial Services	0.1	(3.7)	(3.6)
Information Technology	0.0	(10.4)	(10.4)

Total Investments			79.5

Other Assets and Liabilities, Net			20.5

			100.0%

†	Percentages are based on total investments. Purchased and written options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 95.8%
	Face Amount(1)		Value

BELGIUM — 1.1%
Nyrstar 4.250%, 09/25/18	EUR	100,000	$110,156

CHINA — 6.0%
Cahaya Capital 0.834%, 09/18/21 (A)		200,000	193,100
Cosmos Boom Investment 0.500%, 06/23/20		200,000	195,500
Ctrip.com International 1.990%, 07/01/25 (B)		175,000	205,734

			594,334

HONG KONG — 2.6%
Shine Power International 0.973%, 07/28/19 (A)	HKD	2,000,000	258,410

INDIA — 2.0%
Larsen & Toubro 0.675%, 10/22/19		200,000	203,450

JAPAN — 3.9%
Shizuoka Bank 2.078%, 04/25/18 (A)		400,000	392,000

JERSEY — 1.9%
Ensco Jersey Finance 3.000%, 01/31/24 (B) (C)		200,000	185,125

LUXEMBOURG — 3.1%
FF Group Finance Luxembourg 1.750%, 07/03/19	EUR	300,000	313,719

MEXICO — 0.9%
America Movil BV 5.500%, 09/17/18	EUR	100,000	91,447

CONVERTIBLE BONDS — continued
	Face Amount(1)		Value

NETHERLANDS — 4.7%
NXP Semiconductors 1.000%, 12/01/19		$400,000	$466,250

SINGAPORE — 3.5%
CapitaLand 1.850%, 06/19/20	SGD	500,000	352,324

SOUTH KOREA — 1.9%
Hyundai Heavy Industries 0.759%, 06/29/20 (A)		200,000	188,440

SWEDEN — 2.2%
SAS 3.625%, 04/01/19	SEK	2,000,000	217,967

UNITED ARAB EMIRATES — 1.0%
Aabar Investments PJSC MTN 0.500%, 03/27/20	EUR	100,000	97,220

UNITED KINGDOM — 12.0%
Balfour Beatty Finance No.2 1.875%, 12/03/18	GBP	100,000	133,341
Carillion Finance Jersey 2.500%, 12/19/19	GBP	200,000	249,586
Helical Bar Jersey 4.000%, 06/17/19	GBP	100,000	129,358
Market Tech Holdings 2.000%, 03/31/20	GBP	200,000	270,050
PT Jersey 0.500%, 11/19/19	EUR	200,000	281,214
St. Modwen Properties Securities Jersey 2.875%, 03/06/19	GBP	100,000	128,549

			1,192,098

UNITED STATES — 49.0%
AmTrust Financial Services 2.750%, 12/15/44 (B)		150,000	107,344
Ares Capital 4.750%, 01/15/18		100,000	101,750
Brookdale Senior Living 2.750%, 06/15/18		150,000	148,125
CalAtlantic Group 0.250%, 06/01/19		100,000	93,438
Chart Industries 2.000%, 08/01/18		100,000	99,187
Ciena 3.750%, 10/15/18 (B) (C)		200,000	256,125
Citrix Systems 0.500%, 04/15/19 (B)		200,000	244,875
Cornerstone OnDemand 1.500%, 07/01/18		100,000	102,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
APRIL 30, 2017 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount	Value

UNITED STATES — continued
Cowen Group 3.000%, 03/15/19	$100,000	$102,875
CSG Systems International 4.250%, 03/15/36 (B)	50,000	51,812
Encore Capital Group 3.250%, 03/15/22 (B) (C)	100,000	95,437
FireEye 1.000%, 06/01/35	200,000	188,750
Fluidigm 2.750%, 02/01/34 (B)	150,000	101,812
Hologic 0.000%, 12/15/43 (B)	100,000	126,187
IAS Operating Partnership 5.000%, 03/15/18 (C)	150,000	152,063
Immunomedics 4.750%, 02/15/20 (B)	150,000	195,563
Insulet 2.000%, 06/15/19 (B)	150,000	168,656
InterDigital 1.500%, 03/01/20	200,000	269,500
M/I Homes Inc 3.000%, 03/01/18	150,000	152,531
Medicines 2.750%, 07/15/23 (B) (C)	100,000	121,375
Microchip Technology 1.625%, 02/15/25 (B)	150,000	219,281
Old Republic International 3.750%, 03/15/18 (B)	150,000	201,750
PDL BioPharma 4.000%, 02/01/18	70,000	69,387
2.750%, 12/01/21	75,000	63,516
Redwood Trust 4.625%, 04/15/18	150,000	150,656
Resource Capital 6.000%, 12/01/18	150,000	150,750
Restoration Hardware Holdings 8.790%, 06/15/19 (A) (C)	150,000	133,500
salesforce.com 0.250%, 04/01/18 (B)	150,000	198,938
SolarCity 2.750%, 11/01/18	100,000	97,625
Spectrum Pharmaceuticals 2.750%, 12/15/18 (B)	100,000	106,438
Starwood Property Trust 3.750%, 10/15/17	150,000	151,969
SunPower 0.750%, 06/01/18	150,000	140,625

CONVERTIBLE BONDS — continued
	Face Amount/ Shares	Value

UNITED STATES — continued
Synchronoss Technologies 0.750%, 08/15/19	$200,000	$170,500
Titan Machinery 3.750%, 05/01/19	100,000	96,250
Toll Brothers Finance 0.500%, 09/15/32	50,000	49,656

		4,880,746

Total Convertible Bonds (Cost $9,257,184)		9,543,686

COMMON STOCK — 0.6%
ISRAEL — 0.5%
Teva Pharmaceutical Industries ADR (B)	1,455	45,949

UNITED STATES — 0.1%
Nabors Industries	1,400	14,476

Total Common Stock (Cost $67,852)		60,425

SHORT-TERM INVESTMENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (D) (Cost $136,789)	136,789	136,789

Total Investments — 97.8% (Cost $9,461,825)		$9,740,900

SCHEDULE OF SECURITIES SOLD SHORT CONVERTIBLE BONDS — (2.0)%
Israel — (1.1)%
Teva Pharmaceutical Finance 0.250%, 02/01/26	(100,000)	(105,875)

United States — (0.9)%
Nabors Industries 0.750%, 01/15/24 (C)	(100,000)	(86,063)

Total Convertible Bonds (Proceeds $197,174)		(191,938)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
APRIL 30, 2017 (Unaudited)

COMMON STOCK — (18.5)%
	Shares/ Contracts	Value

CHINA — (1.3)%
Ctrip.com International ADR*	(2,500)	$(126,275)

UNITED KINGDOM — (2.7)%
Ensco, Cl A	(11,450)	(90,341)
Playtech	(14,500)	(180,104)

		(270,445)

UNITED STATES — (14.5)%
AmTrust Financial Services	(1,725)	(27,686)
Ciena*	(7,500)	(171,825)
Citrix Systems*	(1,700)	(137,598)
Cowen Group, Cl A*	(1,300)	(20,670)
CSG Systems International	(450)	(16,880)
Encore Capital Group*	(1,650)	(55,027)
Fluidigm*	(2,150)	(10,621)
Hologic*	(775)	(34,991)
Immunomedics*	(11,600)	(66,468)
Insulet*	(1,865)	(80,960)
InterDigital	(2,100)	(188,790)
Medicines*	(1,425)	(70,281)
Microchip Technology	(2,520)	(190,462)
Old Republic International	(8,550)	(176,814)
PDL BioPharma	(12,800)	(28,800)
salesforce.com*	(1,770)	(152,432)
Spectrum Pharmaceuticals*	(1,900)	(14,459)

		(1,444,764)

Total Common Stock (Proceeds $1,688,461)		(1,841,484)

Total Securities Sold Short — (20.5)% (Proceeds $1,885,635)		$(2,033,422)

PURCHASED OPTIONS* (E) — 1.3%
UNITED STATES — 1.3%
CBOE Volatility Index, Call Option, Expires 07/22/17, Strike Price 18.00	275	26,675
CBOE Volatility Index, Call Option, Expires 10/21/17, Strike Price 18.00	500	97,500
CBOE Volatility Index, Call Option, Expires 05/20/17, Strike Price 20.00	200	3,000
SPDR Bloomberg Barclays High Yield Bond ETF, Put Option, Expires 06/17/17, Strike Price 35.00	700	4,900

PURCHASED OPTIONS* (E) — continued
	Contracts	Value

UNITED STATES — continued
SPDR EURO STOXX 50 ETF, Put Option, Expires 05/20/17, Strike Price 31.00	170	$170

Total Purchased Options (Cost $235,760)		$132,245

WRITTEN OPTIONS* (E) — (0.6)%
CHINA — 0.0%
Ctrip.com International, Expires 05/20/17, Strike Price 47.00	(15)	(975)
Ctrip.com International, Expires 05/20/17, Strike Price 51.00	(9)	(1,305)

UNITED STATES — (0.6)%
CBOE Volatility Index, Call Option, Expires 10/21/17, Strike Price 25.00	(500)	(45,000)
CBOE Volatility Index, Call Option, Expires 07/22/17, Strike Price 25.00	(275)	(12,375)

Total Written Options (Premiums Received $73,565)		$(59,655)

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2017, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)

US Bank	5/31/17	EUR	660,000	USD	718,839	$(1,274)
US Bank	5/31/17	GBP	706,700	USD	907,311	(8,843)
US Bank	5/31/17	HKD	2,020,000	USD	259,812	(64)
US Bank	5/31/17	SGD	491,500	USD	351,560	(352)
US Bank	5/31/17	SEK	1,950,000	USD	222,172	1,640

						$(8,893)

For the period ended April 30, 2017, the average forward currency contracts to deliver and to receive were $(419,944) and $419,193, respectively.

Percentages are based upon Net Assets of $9,964,403.

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

(A)	Zero coupon security. The rate reported is the effective yield at the time of purchase.

(B)	All or portion of the shares have been committed as collateral for open short positions

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
APRIL 30, 2017 (Unaudited)

(C)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2017 was $857,562 and represents 8.61% of Net Assets.

(D)	The rate reported is the 7-day effective yield as of April 30, 2017.

(E)	For the period ended April 30, 2017, the average monthly market value for purchased and written options was $74,585 and $(33,514), respectively.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

MSCI – Morgan Stanley Capital International

MTN – Medium Term Note

PJSC – Private Joint Stock Company

SGD – Singapore Dollar

SEK – Swedish Krona

USD – United States Dollar

The following is a summary of the inputs used as of April 30, 2017 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$9,543,686	$—	$9,543,686
Common Stock	60,425	—	—	60,425
Short-Term Investment	136,789	—	—	136,789

Total Investments in Securities	$197,214	$9,543,686	$—	$9,740,900

Securities Sold Short	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$(191,938)	$—	$(191,938)
Common Stock	(1,841,484)	—	—	(1,841,484)

Total securities sold short	$(1,841,484)	$(191,938)	$—	$(2,033,422)

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Purchased Options	$132,245	$—	$—	$132,245
Written Options	(59,655)	—	—	(59,655)
Forwards Contracts*	—	—	—	—
Unrealized appreciation	—	1,640	—	1,640
Unrealized depreciation	—	(10,533)	—	(10,533)

Total Liabilities	$72,590	$(8,893)	$—	$63,697

*	Forward contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
APRIL 30, 2017 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 95.2%
	Face Amount(1)		Value

CHINA — 8.4%
Baosteel Hong Kong Investment 0.000%, 12/01/18 (A)		200,000	$206,000
Crotona Asset 4.000%, 04/14/19		200,000	219,600
Ctrip.com International 1.000%, 07/01/20		100,000	111,500

			537,100

FRANCE — 7.3%
BIM SAS 2.500%, 11/13/20	EUR	90,080	118,298
Cie Generale des Etablissements Michelin 0.000%, 01/10/22 (A)		200,000	208,000
Technip FMC 0.875%, 01/25/21	EUR	100,000	136,163

			462,461

GERMANY — 4.5%
Fresenius Medical Care & KGaA 1.125%, 01/31/20	EUR	100,000	134,256
SAF-Holland 1.000%, 09/12/20	EUR	100,000	150,760

			285,016

HUNGARY — 2.1%
Magyar Nemzeti Vagyonkezelo 3.375%, 04/02/19	EUR	100,000	135,073

INDIA — 3.2%
Larsen & Toubro 0.675%, 10/22/19		200,000	203,450

ISRAEL — 1.8%
Nice Systems 1.250%, 01/15/24 (B)		110,000	113,713

ITALY — 2.1%
Prysmian 1.250%, 03/08/18	EUR	100,000	133,113

CONVERTIBLE BONDS — continued
	Face Amount(1)		Value

JAPAN — 9.9%
Kansai Paint 0.000%, 06/17/19 (A)	JPY	10,000,000	$97,443
Kureha 0.000%, 03/14/18 (A)	JPY	20,000,000	209,463
Nipro 0.000%, 01/29/21 (A)	JPY	10,000,000	111,482
Suzuki Motor 0.000%, 03/31/21 (A)	JPY	10,000,000	111,438
Teijin 0.000%, 12/12/18 (A)	JPY	10,000,000	101,817

			631,643

JERSEY — 2.2%
Great Portland Estates Capital Jersey 1.000%, 09/10/18	GBP	100,000	140,691

MEXICO — 1.8%
Cemex 3.750%, 03/15/18		100,000	116,688

NETHERLANDS — 3.6%
QIAGEN 0.375%, 03/19/19		200,000	228,900

PHILIPPINES — 3.3%
AYC Finance 0.500%, 05/02/19		200,000	207,500

UNITED KINGDOM — 2.2%
PT Jersey 0.500%, 11/19/19	EUR	100,000	140,607

UNITED STATES — 42.8%
Akamai Technologies 0.000%, 02/15/19 (A)		110,000	109,519
BioMarin Pharmaceutical 1.500%, 10/15/20		85,000	105,347
CalAtlantic Group 1.625%, 05/15/18		40,000	48,725
Cowen Group 3.000%, 03/15/19		110,000	113,163
Electronics For Imaging 0.750%, 09/01/19		180,000	191,250
Greenbrier 2.875%, 02/01/24 (B)		65,000	69,144
Hologic 2.000%, 03/01/42		90,000	131,344
Illumina 0.500%, 06/15/21		25,000	26,641
Immunomedics 4.750%, 02/15/20		15,000	19,556

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
APRIL 30, 2017 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount(1)	Value

UNITED STATES — continued
Liberty Interactive 1.750%, 09/30/46 (B)	105,000	$123,309
Lumentum Holdings 0.250%, 03/15/24 (B)	80,000	79,700
Medicines 2.750%, 07/15/23 (B)	120,000	145,649
Microchip Technology 1.625%, 02/15/27 (B)	150,000	153,562
Nevro 1.750%, 06/01/21	20,000	24,325
NuVasive 2.250%, 03/15/21	45,000	59,878
Pacira Pharmaceuticals 2.375%, 04/01/22 (B)	30,000	31,875
Priceline Group 0.350%, 06/15/20	85,000	123,941
RPM International 2.250%, 12/15/20	80,000	93,800
salesforce.com 0.250%, 04/01/18	90,000	119,362
ServiceNow 0.000%, 11/01/18 (A)	85,000	114,325
Silicon Laboratories 1.375%, 03/01/22 (B)	90,000	94,444
Square 0.375%, 03/01/22 (B)	90,000	95,175
Starwood Property Trust 3.750%, 10/15/17	70,000	70,919
SunPower 4.000%, 01/15/23	50,000	40,094
Tesla 1.250%, 03/01/21	125,000	129,531
Theravance Biopharma 3.250%, 11/01/23	15,000	20,494
Weatherford International 5.875%, 07/01/21	95,000	112,931
WebMD Health 2.500%, 01/31/18	75,000	76,500
Wright Medical Group 2.000%, 02/15/20	175,000	204,968

		2,729,471

Total Convertible Bonds (Cost $5,796,025)		6,065,426

SOVEREIGN DEBT — 1.8%
	Face Amount(1)/ Shares		Value

PORTUGAL — 1.8%
Parpublica - Participacoes Publicas SGPS MTN 5.250%, 09/28/17	EUR	100,000	$113,342

(Cost $112,356)			113,342

SHORT-TERM INVESTMENT — 4.6%
SEI Daily Income Trust, Government Fund, Cl F, 0.580% (C) (Cost $292,823)		292,823	292,823

Total Investments — 101.6% (Cost $6,201,204)			$6,471,591

Percentages are based upon Net Assets of $6,370,641.

(1)	In U.S. Dollars unless otherwise indicated.

(A)	Zero coupon security.

(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2017 was $906,571 and represents 14.23% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of April 30, 2017.

Cl – Class

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

MTN – Medium Term Note

The following is a summary of the inputs used as of April 30, 2017 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$6,065,426	$—	$6,065,426
Sovereign Debt	—	113,342	—	113,342
Short-Term Investment	292,823	—	—	292,823

Total Investments in Securities	$292,823	$6,178,768	$—	$6,471,591

For the period ended April 30, 2017 there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2017, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2017 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Assets:
Investments, at Value (Cost $141,566,491, $49,510,010, $118,425,220 and $322,761,840, respectively)	$189,487,289	$56,222,556	$146,273,246	$403,813,778
Cash	39,132	—	—	—
Receivable for Investment Securities Sold	4,046,782	853,633	—	4,527,917
Dividends and Income Receivable	267,066	112,204	40,804	150,266
Receivable for Capital Shares Sold	255,958	2,365	99,129	309,615
Foreign Tax Reclaims Receivable	8,137	—	—	—
Prepaid Expenses	25,116	34,031	14,705	12,839

Total Assets	194,129,480	57,224,789	146,427,884	408,814,415

Liabilities:
Payable for Investment Securities Purchased	2,079,450	824,926	—	845,774
Payable due to Investment Adviser	103,356	22,360	88,934	251,347
Payable for Audit Fees	12,334	9,379	12,334	12,334
Payable due to Administrator	7,642	2,260	5,503	15,554
Payable for Capital Shares Redeemed	2,076	—	47,285	283,847
Payable due to Trustees	1,290	387	890	2,634
Payable for Pricing Fees	569	182	435	1,251
Payable for Distribution Fees — A Class Shares	420	—	—	—
Chief Compliance Officer Fees Payable	376	40	226	886
Payable for Shareholder Servicing Fees	—	—	2,838	—
Other Accrued Expenses	17,540	287	2,869	13,910

Total Liabilities	2,225,053	859,821	161,314	1,427,537

Net Assets	$191,904,427	$56,364,968	$146,266,570	$407,386,878

NET ASSETS CONSIST OF:
Paid-in Capital	$133,751,698	$42,363,954	$122,306,330	$305,559,364
Undistributed Net Investment Income	905,115	329,875	21,007	111,070
Accumulated Net Realized Gain (Loss) on Investments	9,326,816	6,958,593	(3,908,793)	20,664,506
Net Unrealized Appreciation on Investments	47,920,798	6,712,546	27,848,026	81,051,938

Net Assets	$191,904,427	$56,364,968	$146,266,570	$407,386,878

Institutional Shares
Net Assets	$189,925,490	$56,364,968	$146,266,570	$407,386,878
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,741,878	4,874,096	9,806,928	24,689,327

Net Asset Value, Offering and Redemption Price Per Share	$12.06	$11.56	$14.91	$16.50

A Class Shares
Net Assets	$1,978,937	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	163,318	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$12.12	N/A	N/A	N/A

Maximum Offering Price Per Share	$12.76	N/A	N/A	N/A

	($12.12/95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2017 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Assets:
Investments, at Value (Cost $148,102,881, $13,069,984, $2,276,653,918 and $6,185,919, respectively)	$191,201,186	$15,229,565	$2,621,857,226	$6,461,616
Foreign Currency, at Value (Cost $0, $0, $0 and $337,128, respectively)	—	—	—	331,934
Cash	—	5,364	—	—
Receivable for Investment Securities Sold	1,624,838	243,095	3,828,378	—
Receivable for Capital Shares Sold	395,150	2,876	3,694,088	1,513
Dividends and Income Receivable	35,519	36,820	8,240,880	19,933
Receivable from Investment Adviser	—	—	—	1,974
Foreign Tax Reclaims Receivable	—	—	—	2,455
Prepaid Expenses	42,087	8,740	49,496	12,809

Total Assets	193,298,780	15,526,460	2,637,670,068	6,832,234

Liabilities:
Payable for Investment Securities Purchased	1,366,833	—	25,235,250	—
Payable due to Investment Adviser	136,594	7,316	1,589,420	—
Payable for Capital Shares Redeemed	60,688	3,156	784,460	—
Payable for Audit Fees	12,334	38,252	12,334	12,334
Payable due to Administrator	7,174	594	98,357	600
Payable due to Trustees	1,123	141	16,524	45
Payable for Pricing Fees	460	150	6,520	1,767
Chief Compliance Officer Fees Payable	314	44	6,006	—
Payable for Shareholder Servicing Fees	—	—	—	405
Payable for Distribution Fees — A Class Shares	—	—	24,360	—
Other Accrued Expenses	12,234	4,099	191,047	5,120

Total Liabilities	1,597,754	53,752	27,964,278	20,271

Net Assets	$191,701,026	$15,472,708	$2,609,705,790	$6,811,963

NET ASSETS CONSIST OF:
Paid-in Capital	$146,176,910	$21,077,748	$2,222,147,349	$7,047,511
Undistributed (Distributions in excess of) Net Investment Income	(36,734)	751,845	6,385,350	(12,843)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,462,545	(8,516,466)	35,969,783	(493,187)
Net Unrealized Appreciation on Investments	43,098,305	2,159,581	345,203,308	275,697
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	(5,215)

Net Assets	$191,701,026	$15,472,708	$2,609,705,790	$6,811,963

Institutional Shares
Net Assets	$191,701,026	$15,472,708	$2,489,962,188	$6,811,963
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,489,109	2,087,313	162,022,173	697,882

Net Asset Value, Offering and Redemption Price Per Share	$16.69	$7.41	$15.37	$9.76

A Class Shares
Net Assets	N/A	N/A	$119,743,602	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	7,798,291	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$15.36	N/A

Maximum Offering Price Per Share	N/A	N/A	$16.17	N/A

	N/A	N/A	($15.36/95.00%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2017 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $16,455,331, $1,739,700, $219,488,438 and $79,314,483, respectively)	$19,974,623	$2,275,961	$255,710,006	$79,880,881
Foreign Currency, at Value (Cost $0, $10,821, $176,217 and $0, respectively)	—	10,821	176,468	—
Cash	3,368	—	—	4,552,092
Receivable for Capital Shares Sold	178,258	—	110,014	86,059
Dividends and Income Receivable	34,259	11,332	238,155	1,314,021
Foreign Tax Reclaims Receivable	20,932	7,508	7,205	—
Receivable from Investment Adviser	—	4,329	—	—
Receivable for Investment Securities Sold	—	628,683	89,372	—
Prepaid Expenses	10,046	9,922	19,884	20,738

Total Assets	20,221,486	2,948,556	256,351,104	85,853,791

Liabilities:
Payable for Investment Securities Purchased	—	—	4,313,978	1,589,212
Payable for Audit Fees	12,333	12,334	12,334	12,334
Payable due to Investment Adviser	7,260	—	196,319	35,008
Payable for Pricing Fees	5,814	5,938	6,823	14,490
Payable due to Administrator	1,635	351	21,908	3,133
Payable for Capital Shares Redeemed	154	172,937	25,474	2,147
Payable due to Trustees	112	30	1,628	523
Chief Compliance Officer Fees Payable	—	—	482	90
Payable for Custodian Fees	—	341,548	—	—
Payable for Distribution Fees — A Class Shares	—	—	1,236	459
Other Accrued Expenses	7,104	5,148	51,067	8,697

Total Liabilities	34,412	538,286	4,631,249	1,666,093

Net Assets	$20,187,074	$2,410,270	$251,719,855	$84,187,698

NET ASSETS CONSIST OF:
Paid-in Capital	$17,250,426	$1,644,563	$261,237,799	$98,454,032
Undistributed Net Investment Income	40,128	20,750	853,860	44,509
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(621,290)	209,241	(46,595,005)	(14,877,241)
Net Unrealized Appreciation (Depreciation) on Investments	3,519,292	536,261	36,221,568	566,398
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	(1,482)	(545)	1,633	—

Net Assets	$20,187,074	$2,410,270	$251,719,855	$84,187,698

Institutional Shares
Net Assets	$20,187,074	$2,410,270	$251,194,474	$83,590,968
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,618,962	203,139	27,325,466	8,894,838

Net Asset Value, Offering and Redemption Price Per Share	$12.47	$11.87	$9.19	$9.40

A Class Shares
Net Assets	N/A	N/A	$525,381	$596,730
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	57,189	63,512

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$9.19	$9.40

Maximum Offering Price Per Share	N/A	N/A	$9.67	$9.62

	N/A	N/A	($9.19/95.00%)	($9.40/97.75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2017 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
Assets:
Investments, at Value (Cost $4,275,436, $9,461,825 and $6,201,204, respectively)	$4,375,841	$9,740,900	$6,471,591
Foreign Currency, at Value (Cost $0, $180,893 and $0, respectively)	—	180,893	—
Purchased Options, at Value (Cost $0, $235,760 and $0, respectively)	—	132,245	—
Restricted Deposits held at Prime Broker	—	1,739,595	—
Dividends and Income Receivable	80,626	45,770	17,745
Receivable for Investment Securities Sold	25,638	403,568	67,140
Receivable from Investment Adviser	12,527	2,041	2,778
Receivable for Capital Shares Sold	472	35,033	823
Foreign Tax Reclaims Receivable	120	500	115
Unrealized Gain on Forward Foreign Currency Contracts	—	1,640	—
Prepaid Expenses	16,480	22,821	12,576

Total Assets	4,511,704	12,305,006	6,572,768

Liabilities:
Securities Sold Short, at Value (Proceeds $0, $1,885,635 and $0, respectively)	—	2,033,422	—
Written options, at (Premiums Received $0, $73,565 and $0, respectively)	—	59,655	—
Payable for Investment Securities Purchased	10,225	217,089	90,554
Payable for Pricing Fees	17,894	815	205
Payable for Audit Fees	12,334	12,334	12,334
Payable for Custodian Fees	992	—	—
Payable due to Administrator	174	844	551
Payable for Distribution Fees — A Class Shares	137	—	—
Payable due to Trustees	30	52	39
Payable for Shareholder Servicing Fees	—	719	—
Payable for Foreign Currency	—	—	93,361
Unrealized Loss on Forward Foreign Currency Contracts	—	10,533	—
Other Accrued Expenses	3,336	5,140	5,083

Total Liabilities	45,122	2,340,603	202,127

Net Assets	$4,466,582	$9,964,403	$6,370,641

NET ASSETS CONSIST OF:
Paid-in Capital	$4,456,183	$9,924,528	$6,248,085
Undistributed (Distributions in excess of) Net Investment Income	23,935	39,202	(22,632)
Accumulated Net Realized (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(113,941)	(32,490)	(125,576)
Net Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Written Options and Securities Sold Short	100,405	41,683	270,387
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	(8,520)	377

Net Assets	$4,466,582	$9,964,403	$6,370,641

Institutional Shares
Net Assets	$641,960	$3,725,228	$6,370,641
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	64,541	369,473	629,736

Net Asset Value, Offering and Redemption Price Per Share*	$9.95	$10.08	$10.12

Ultra Shares
Net Assets	$3,824,622	$6,239,175	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	384,831	618,713	N/A

Net Asset Value, Offering and Redemption Price Per Share*	$9.94	$10.08	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Market Neutral Fund and the Westwood Strategic Global Convertibles Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2017 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Investment Income
Dividends	$2,207,754	$698,617	$924,963	$2,835,549

Total Investment Income	2,207,754	698,617	924,963	2,835,549

Expenses
Investment Advisory Fees	692,646	211,716	511,419	1,540,609
Administration Fees	46,212	13,811	31,844	95,942
Trustees’ Fees	3,423	1,026	2,342	7,155
Distribution Fees — A Class	2,367	—	—	—
Chief Compliance Officer Fees	880	303	620	1,778
Transfer Agent Fees	24,288	10,663	12,612	19,920
Professional Fees	17,648	18,833	16,178	22,757
Registration and Filing Fees	16,850	10,313	11,041	11,872
Printing Fees	9,201	5,235	7,364	18,378
Custodian Fees	4,976	2,233	6,658	21,058
Pricing Fees	859	349	704	1,637
Shareholder Servicing Fees	—	—	6,819	226,990
Other Expenses	3,882	1,305	2,577	7,781

Total Expenses	823,232	275,787	610,178	1,975,877

Less:
Waiver of Investment Advisory Fees	(78,482)	(35,481)	—	—
Fees Paid Indirectly	(332)	(25)	(18)	(34)

Net Expenses	744,418	240,281	610,160	1,975,843

Net Investment Income	1,463,336	458,336	314,803	859,706

Net Realized Gain on Investments	10,073,842	6,985,001	2,291,506	23,919,116
Net Change in Unrealized Appreciation (Depreciation) on Investments	11,442,782	(1,482,253)	13,212,918	26,586,171

Net Realized and Unrealized Gain on Investments	21,516,624	5,502,748	15,504,424	50,505,287

Net Increase in Net Assets Resulting from Operations	$22,979,960	$5,961,084	$15,819,227	$51,364,993

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2017 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Investment Income
Dividends	$1,353,401	$368,740	$25,395,056	$69,230
Dividends from Master Limited Partnerships	—	845,484	—	—
Interest	—	—	5,552,385	13,840
Less: Foreign Taxes Withheld	—	(7,910)	—	(726)

Total Investment Income	1,353,401	1,206,314	30,947,441	82,344

Expenses
Investment Advisory Fees	747,448	112,205	9,293,965	25,102
Administration Fees	41,056	6,172	578,695	3,916
Trustees’ Fees	2,983	469	42,533	115
Chief Compliance Officer Fees	777	168	10,292	84
Distribution Fees — A Class	—	—	154,103	—
Shareholder Servicing Fees	87,934	—	—	335
Professional Fees	17,038	12,783	71,122	13,146
Transfer Agent Fees	13,380	9,822	137,831	9,156
Registration and Filing Fees	10,645	9,445	40,219	7,507
Printing Fees	8,928	1,242	111,778	364
Custodian Fees	4,465	1,065	48,881	5,486
Pricing Fees	774	261	9,528	1,727
Other Expenses	3,117	529	44,838	319

Total Expenses	938,545	154,161	10,543,785	67,257

Less:
Advisory Waiver Recapture	28,823	—	—	—
Waiver of Investment Advisory Fees	—	(22,146)	—	(25,102)
Reimbursement of other operating expenses	—	—	—	(10,354)
Fees Paid Indirectly	(53)	(5)	(3,075)	(5)

Net Expenses	967,315	132,010	10,540,710	31,796

Net Investment Income	386,086	1,074,304	20,406,731	50,548

Net Realized Gain (Loss) on Investments	4,461,150	(2,551,880)	20,263,725	59,071
Net Realized Loss on Foreign Currency Transactions	—	—	—	(6,352)
Net Change in Unrealized Appreciation on Investments	21,143,001	3,393,740	115,909,799	219,849
Net Change in Unrealized Depreciation on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	—	—	—	(95)

Net Realized and Unrealized Gain on Investments	25,604,151	841,860	136,173,524	272,473

Net Increase in Net Assets Resulting from Operations	$25,990,237	$1,916,164	$156,580,255	$323,021

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2017 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$154,991	$57,823	$2,690,765	$—
Interest	—	—	—	2,143,035
Less: Foreign Taxes Withheld	(7,556)	(3,325)	(275,071)	(189)

Total Investment Income	147,435	54,498	2,415,694	2,142,846

Expenses
Investment Advisory Fees	66,756	17,776	1,075,295	294,903
Administration Fees	9,746	2,607	131,903	18,783
Trustees’ Fees	283	78	3,822	1,332
Chief Compliance Officer Fees	124	75	979	378
Distribution Fees — A Class	—	—	559	959
Professional Fees	13,374	13,095	18,274	14,836
Registration and Filing Fees	10,308	10,233	18,840	15,985
Transfer Agent Fees	9,503	9,195	23,753	20,782
Custodian Fees	8,917	12,413	74,744	3,295
Printing Fees	808	496	9,817	3,891
Pricing Fees	439	681	2,165	33,827
Other Expenses	493	282	4,265	2,692

Total Expenses	120,751	66,931	1,364,416	411,663

Less:
Waiver of Investment Advisory Fees	(37,298)	(17,776)	(4,421)	(88,134)
Reimbursement of other operating expenses	—	(26,931)	—	—
Fees Paid Indirectly	(5)	(4)	(22)	(468)

Net Expenses	83,448	22,220	1,359,973	323,061

Net Investment Income	63,987	32,278	1,055,721	1,819,785

Net Realized Gain on Investments	23,671	420,079	1,429,430	165,190
Net Realized Loss on Foreign Currency Transactions	(1,005)	(2,279)	(218,831)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,402,522	(24,551)	14,652,374	598,344
Net Change in Unrealized Appreciation on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	428	306	6,533	—

Net Realized and Unrealized Gain on Investments	1,425,616	393,555	15,869,506	763,534

Net Increase in Net Assets Resulting from Operations	$1,489,603	$425,833	$16,925,227	$2,583,319

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2017 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
Investment Income
Dividends	$377	$4,082	$4,921
Interest	151,872	106,810	44,390
Less: Foreign Taxes Withheld	(104)	(192)	(800)

Total Investment Income	152,145	110,700	48,511

Expenses
Investment Advisory Fees	12,301	32,586	22,857
Administration Fees	1,044	4,457	3,575
Trustees’ Fees	77	126	105
Chief Compliance Officer Fees	75	87	81
Pricing Fees	37,720	2,065	2,366
Transfer Agent Fees	18,113	18,153	9,154
Registration and Filing Fees	16,567	13,995	7,822
Professional Fees	13,093	13,157	13,132
Custodian Fees	2,220	5,688	5,324
Printing Fees	272	376	332
Shareholder Servicing Fees	230	1,915	—
Dividend Expense	—	3,906	—
Stock Loan Fee	—	2,764	—
Other Expenses	383	486	310

Total Expenses	102,095	99,761	65,058

Less:
Waiver of Investment Advisory Fees	(12,301)	(32,586)	(22,857)
Reimbursement of other operating expenses	(76,138)	(18,324)	(16,292)
Fees Paid Indirectly	(7)	(8)	(5)

Net Expenses	13,649	48,843	25,904

Net Investment Income	138,496	61,857	22,607

Net Realized Gain (Loss) on Investments	(6,172)	32,973	23,815
Net Realized Loss on Securities Sold Short	—	(3,186)	—
Net Realized Loss on Purchased and Written Options	—	(25,435)	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	(36,663)	38,602
Net Change in Unrealized Appreciation on Investments	105,672	371,307	299,362
Net Change in Unrealized Depreciation on Securities Sold Short	—	(166,725)	—
Net Change in Unrealized Depreciation on Purchased and Written Options	—	(90,640)	—
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	—	(7,001)	—
Net Change in Unrealized Appreciation on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	—	496	247

Net Realized and Unrealized Gain on Investments	99,500	75,126	362,026

Net Increase in Net Assets Resulting from Operations	$237,996	$136,983	$384,633

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Low Volatility Equity Fund
	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations:
Net Investment Income	$1,463,336	$2,131,675	$458,336	$1,088,766
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	10,073,842	4,053,310	6,985,001	893,002
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	11,442,782	(1,800,989)	(1,482,253)	(1,251,348)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,979,960	4,383,996	5,961,084	730,420

Dividends and Distributions:

Net Investment Income:
Institutional	(2,240,592)	(1,386,749)	(732,887)	(1,043,206)
A Class	(16,842)	(14,625)	—	—

Net Realized Gains:
Institutional	(3,576,636)	(10,718,327)	(836,405)	(5,343,092)
A Class	(34,128)	(142,827)	—	—

Return of Capital:
Institutional	—	—	—	—

Total Dividends and Distributions	(5,868,198)	(12,262,528)	(1,569,292)	(6,386,298)

Capital Share Transactions:

Institutional:
Issued	8,896,163	64,577,465	404,756	867,708
Reinvestment of Dividends	5,423,192	11,185,675	1,548,754	6,307,980
Redeemed	(26,512,232)	(17,495,873)	(7,381,443)	(18,449,259)

Increase (Decrease) in Institutional Capital Share Transactions	(12,192,877)	58,267,267	(5,427,933)	(11,273,571)

A Class:
Issued	917	2,636	N/A	N/A
Reinvestment of Dividends	50,968	157,446	N/A	N/A
Redeemed	—	(60,847)	N/A	N/A

Increase in A Class Capital Share Transactions	51,885	99,235	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,140,992)	58,366,502	(5,427,933)	(11,273,571)

Total Increase (Decrease) in Net Assets	4,970,770	50,487,970	(1,036,141)	(16,929,449)

Net Assets:
Beginning of Period	186,933,657	136,445,687	57,401,109	74,330,558

End of Period	$191,904,427	$186,933,657	$56,364,968	$57,401,109

Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$905,115	$1,699,213	$329,875	$604,426

Shares Issued and Redeemed:

Institutional:
Issued	767,979	6,026,310	35,631	84,686
Reinvestment of Dividends	466,132	1,053,565	139,504	613,152
Redeemed	(2,236,732)	(1,608,219)	(648,527)	(1,766,726)

Total Institutional Transactions	(1,002,621)	5,471,656	(473,392)	(1,068,888)

A Class:
Issued	75	234	N/A	N/A
Reinvestment of Dividends	4,359	14,790	N/A	N/A
Redeemed	—	(5,405)	N/A	N/A

Total A Class Transactions	4,434	9,619	N/A	N/A

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(998,187)	5,481,275	(473,392)	(1,068,888)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SMidCap Fund		Westwood SmallCap Fund		Westwood MLP and Strategic Energy Fund
Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

$314,803	$721,955	$859,706	$1,867,361	$386,086	$699,806	$1,074,304	$595,687
2,291,506	(6,191,682)	23,919,116	1,251,907	4,461,150	2,294,711	(2,551,880)	(5,252,668)
13,212,918	5,628,566	26,586,171	(7,373,962)	21,143,001	6,606,313	3,393,740	5,192,312

15,819,227	158,839	51,364,993	(4,254,694)	25,990,237	9,600,830	1,916,164	535,331

(762,803)	(592,343)	(1,819,356)	(605,747)	(925,030)	(365,524)	(392,766)	(607,778)
—	—	—	—	—	—	—	—

—	(719,840)	(3,548,622)	(31,689,319)	(1,723,305)	(172,577)	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	(543,103)

(762,803)	(1,312,183)	(5,367,978)	(32,295,066)	(2,648,335)	(538,101)	(392,766)	(1,150,881)

47,158,866	38,819,798	29,401,072	81,669,290	42,178,606	36,174,002	2,877,168	14,304,551
760,841	1,308,416	4,305,455	28,497,797	2,580,535	522,833	392,766	1,150,880
(45,726,939)	(29,402,143)	(65,750,674)	(170,737,742)	(19,484,709)	(38,647,885)	(19,674,680)	(10,417,154)

2,192,768	10,726,071	(32,044,147)	(60,570,655)	25,274,432	(1,951,050)	(16,404,746)	5,038,277

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

2,192,768	10,726,071	(32,044,147)	(60,570,655)	25,274,432	(1,951,050)	(16,404,746)	5,038,277

17,249,192	9,572,727	13,952,868	(97,120,415)	48,616,334	7,111,679	(14,881,348)	4,422,727

129,017,378	119,444,651	393,434,010	490,554,425	143,084,692	135,973,013	30,354,056	25,931,329

$146,266,570	$129,017,378	$407,386,878	$393,434,010	$191,701,026	$143,084,692	$15,472,708	$30,354,056

$21,007	$469,007	$111,070	$1,070,720	$(36,734)	$502,210	$751,845	$70,307

3,343,856	2,946,204	1,822,565	5,738,012	2,585,905	2,766,519	378,062	2,217,088
53,131	101,433	266,336	1,993,378	154,678	39,975	52,240	170,645
(3,270,242)	(2,245,833)	(4,085,898)	(11,661,251)	(1,193,048)	(2,876,736)	(2,530,409)	(1,553,640)

126,745	801,804	(1,996,997)	(3,929,861)	1,547,535	(70,242)	(2,100,107)	834,093

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

126,745	801,804	(1,996,997)	(3,929,861)	1,547,535	(70,242)	(2,100,107)	834,093

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	Westwood Income Opportunity Fund		Westwood Worldwide Income Opportunity Fund
	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations:
Net Investment Income	$20,406,731	$40,888,841	$50,548	$100,490
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	20,263,725	(3,047,590)	52,719	(493,238)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	115,909,799	25,825,107	219,754	354,632

Net Increase (Decrease) in Net Assets Resulting from Operations	156,580,255	63,666,358	323,021	(38,116)

Dividends and Distributions:

Net Investment Income:
Institutional	(13,493,621)	(35,439,632)	(48,799)	(110,709)
A Class	(527,760)	(1,725,317)	—	—

Net Realized Gains:
Institutional	(10,952,535)	(4,638,955)	—	—
A Class	(593,886)	(276,869)	—	—

Total Dividends and Distributions	(25,567,802)	(42,080,773)	(48,799)	(110,709)

Capital Share Transactions:

Institutional:
Issued	294,153,595	493,583,967	315,541	725,068
Reinvestment of Dividends	23,338,290	38,482,857	48,799	110,709
Redeemed	(230,567,991)	(660,695,861)	(352,183)	(1,889,866)

Increase (Decrease) in Institutional Capital Share Transactions	86,923,894	(128,629,037)	12,157	(1,054,089)

A Class:
Issued	13,880,537	25,970,729	N/A	N/A
Reinvestment of Dividends	984,175	1,742,830	N/A	N/A
Redeemed	(24,724,252)	(50,307,235)	N/A	N/A

Increase (Decrease) in A Class Capital Share Transactions	(9,859,540)	(22,593,676)	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	77,064,354	(151,222,713)	12,157	(1,054,089)

Total Increase (Decrease) in Net Assets	208,076,807	(129,637,128)	286,379	(1,202,914)

Net Assets:
Beginning of Period	2,401,628,983	2,531,266,111	6,525,584	7,728,498

End of Period	$2,609,705,790	$2,401,628,983	$6,811,963	$6,525,584

Undistributed (Distributions in Excess of) Net Investment Income	$6,385,350	$—	$(12,843)	$(14,592)

Shares Issued and Redeemed:

Institutional:
Issued	19,552,229	34,368,793	32,879	78,627
Reinvestment of Dividends	1,561,388	2,681,385	5,113	11,786
Redeemed	(15,384,592)	(46,681,277)	(36,296)	(204,118)

Total Institutional Transactions	5,729,025	(9,631,099)	1,696	(113,705)

A Class:
Issued	922,582	1,820,754	N/A	N/A
Reinvestment of Dividends	65,996	121,736	N/A	N/A
Redeemed	(1,636,438)	(3,531,633)	N/A	N/A

Total A Class Transactions	(647,860)	(1,589,143)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding from Share Transactions	5,081,165	(11,220,242)	1,696	(113,705)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Global Equity Fund		Westwood Global Dividend Fund		Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund
Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

$63,987	$222,578	$32,278	$98,516	$1,055,721	$2,639,008	$1,819,785	$3,567,041
22,666	(428,448)	417,800	(38,736)	1,210,599	(31,137,063)	165,190	(7,958,279)
1,402,950	980,778	(24,245)	43,553	14,658,907	55,068,813	598,344	6,656,741

1,489,603	774,908	425,833	103,333	16,925,227	26,570,758	2,583,319	2,265,503

(226,295)	(188,815)	(95,920)	(121,627)	(2,408,674)	(1,687,029)	(1,788,880)	(3,512,351)
—	—	—	—	(3,344)	(2,903)	(15,618)	(62,059)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(226,295)	(188,815)	(95,920)	(121,627)	(2,412,018)	(1,689,932)	(1,804,498)	(3,574,410)

3,382,115	2,142,304	210,569	372,341	48,750,089	80,233,833	38,152,089	17,610,823
223,943	188,814	95,919	121,626	2,278,004	1,597,043	1,568,708	2,952,139
(663,068)	(2,139,824)	(2,776,231)	(1,192,493)	(29,046,507)	(122,903,256)	(27,272,480)	(79,652,865)

2,942,990	191,294	(2,469,743)	(698,526)	21,981,586	(41,072,380)	12,448,317	(59,089,903)

N/A	N/A	N/A	N/A	530,250	307,000	24,665	511,242
N/A	N/A	N/A	N/A	3,344	2,903	3,589	11,411
N/A	N/A	N/A	N/A	(468,285)	(300,900)	(977,109)	(147,029)

N/A	N/A	N/A	N/A	65,309	9,003	(948,855)	375,624

2,942,990	191,294	(2,469,743)	(698,526)	22,046,895	(41,063,377)	11,499,462	(58,714,279)

4,206,298	777,387	(2,139,830)	(716,820)	36,560,104	(16,182,551)	12,278,283	(60,023,186)

15,980,776	15,203,389	4,550,100	5,266,920	215,159,751	231,342,302	71,909,415	131,932,601

$20,187,074	$15,980,776	$2,410,270	$4,550,100	$251,719,855	$215,159,751	$84,187,698	$71,909,415

$40,128	$202,436	$20,750	$84,392	$853,860	$2,210,157	$44,509	$29,222

278,146	197,176	18,734	35,835	5,835,121	10,831,393	4,077,252	1,911,569
19,422	17,196	8,712	11,616	285,464	221,504	167,737	322,895
(55,600)	(194,836)	(238,607)	(113,875)	(3,348,671)	(16,426,518)	(2,911,303)	(8,740,916)

241,968	19,536	(211,161)	(66,424)	2,771,914	(5,373,621)	1,333,686	(6,506,452)

N/A	N/A	N/A	N/A	61,481	34,889	2,634	56,052
N/A	N/A	N/A	N/A	419	402	384	1,247
N/A	N/A	N/A	N/A	(54,561)	(34,317)	(105,141)	(16,180)

N/A	N/A	N/A	N/A	7,339	974	(102,123)	41,119

241,968	19,536	(211,161)	(66,424)	2,779,253	(5,372,647)	1,231,563	(6,465,333)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	Westwood Opportunistic High Yield Fund		Westwood Market Neutral Income Fund		Westwood Strategic Global Convertibles Fund
	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations:
Net Investment Income	$138,496	$256,347	$61,857	$154,372	$22,607	$47,595
Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(6,172)	(82,294)	(32,311)	20,917	62,417	(88,032)
Net Change in Unrealized Appreciation on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	105,672	161,434	107,437	71,239	299,609	4,492

Net Increase (Decrease) in Net Assets Resulting from Operations	237,996	335,487	136,983	246,528	384,633	(35,945)

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(15,011)	(22,134)	(24,483)	(64,635)	(69,075)	(35,899)
Ultra Shares	(123,658)	(229,830)	(39,742)	(88,300)	—	—

Net Realized Gains:
Institutional Shares	—	—	(4,810)	(78,385)	—	—
Ultra Shares	—	—	(7,859)	(93,013)	—	—

Total Dividends and Distributions	(138,669)	(251,964)	(76,894)	(324,333)	(69,075)	(35,899)

Capital Share Transactions:
Institutional Shares:
Issued	339,953	202,146	1,784,464	975,005	758,930	1,200,448
Reinvestment of Dividends	15,011	22,133	29,293	143,020	69,075	35,899
Redeemed	(185,937)	(49,174)	(504,717)	(1,970,816)	(1,007,794)	(598,693)

Increase (Decrease) in Institutional Shares Capital Share Transactions	169,027	175,105	1,309,040	(852,791)	(179,789)	637,654

Ultra Shares:
Issued	422,867	914,878	2,062,681	1	N/A	N/A
Reinvestment of Dividends	123,657	229,829	47,601	181,312	N/A	N/A
Redeemed	(804,198)	(792,150)	(175)	—	N/A	N/A

Increase (Decrease) in Ultra Shares Capital Share Transactions	(257,674)	352,557	2,110,107	181,313	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(88,647)	527,662	3,419,147	(671,478)	(179,789)	637,654

Total Increase (Decrease) in Net Assets	10,680	611,185	3,479,236	(749,283)	135,769	565,810

Net Assets:
Beginning of Period	4,455,902	3,844,717	6,485,167	7,234,450	6,234,872	5,669,062

End of Period	$4,466,582	$4,455,902	$9,964,403	$6,485,167	$6,370,641	$6,234,872

Undistributed (Distributions in Excess of) Net Investment Income	$23,935	$24,108	$39,202	$41,570	$(22,632)	$23,836

Shares Issued and Redeemed:

Institutional Shares:
Issued	34,225	22,288	177,867	98,400	77,073	127,355
Reinvestment of Dividends	1,529	2,372	2,949	14,701	7,248	3,708
Redeemed	(18,882)	(5,313)	(50,324)	(199,781)	(102,880)	(62,564)

Total Institutional Shares Transactions	16,872	19,347	130,492	(86,680)	(18,559)	68,499

Ultra Shares:
Issued	42,617	99,913	205,174	—	N/A	N/A
Reinvestment of Dividends	12,615	24,736	4,790	18,611	N/A	N/A
Redeemed	(81,130)	(85,536)	(17)	—	N/A	N/A

Total Ultra Shares Transactions	(25,898)	39,113	209,947	18,611	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(9,026)	58,460	340,439	(68,069)	(18,559)	68,499

N/A — Not Applicable.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(5)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Shares
2017(7)	$11.06	$0.09	$1.25	$1.34	$(0.13)	$(0.21)	$—		$(0.34)	$12.06	12.31	%†	$189,925	0.75%		0.83%	1.48%	25	%**
2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—		(1.08)	11.06	2.00	†	185,171	0.79		0.86	1.29	39
2015	13.07	0.14	0.37	0.51	(0.14)	(1.49)	—		(1.63)	11.95	4.00		134,658	0.90		0.90	1.15	32
2014	12.96	0.13	1.61	1.74	(0.10)	(1.53)	—		(1.63)	13.07	15.15		159,973	0.89		0.89	1.03	47
2013	11.30	0.15	2.58	2.73	(0.16)	(0.91)	—		(1.07)	12.96	26.45		168,345	0.91		0.91	1.23	75
2012	10.15	0.16	1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97		154,231	0.96	^	0.92	1.46	40
A Class Shares
2017(7)	$11.09	$0.07	$1.27	$1.34	$(0.10)	$(0.21)	$—		$(0.31)	$12.12	12.29	%†	$1,979	1.00%		1.08%	1.22%	25	%**
2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—		(1.05)	11.09	1.74	†	1,762	1.05		1.11	1.07	39
2015	13.04	0.15	0.33	0.48	(0.05)	(1.49)	—		(1.54)	11.98	3.73		1,788	1.14		1.14	1.22	32
2014	12.94	0.09	1.62	1.71	(0.08)	(1.53)	—		(1.61)	13.04	14.83		6,031	1.14		1.14	0.76	47
2013	11.28	0.11	2.59	2.70	(0.13)	(0.91)	—		(1.04)	12.94	26.19		5,158	1.16		1.16	0.96	75
2012	10.13	0.12	1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67		4,595	1.21	^	1.17	1.15	40
Westwood Low Volatility Equity Fund
Institutional Shares
2017(7)	$10.73	$0.09	$1.04	$1.13	$(0.14)	$(0.16)	$—		$(0.30)	$11.56	10.60%		$56,365	0.81%		0.93%	1.55%	91	%**
2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—		(1.01)	10.73	1.82		57,401	0.94		0.94	1.72	39
2015	12.57	0.13	0.33	0.46	(0.11)	(1.34)	—		(1.45)	11.58	3.62		74,331	0.91		0.91	1.06	67
2014	12.57	0.12	1.38	1.50	(0.14)	(1.36)	—		(1.50)	12.57	13.30		84,009	0.91		0.91	0.98	67
2013	11.00	0.19	2.40	2.59	(0.24)	(0.78)	—		(1.02)	12.57	25.94		83,571	0.93		0.93	1.64	70
2012	11.02	0.21	0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41		81,929	0.97	^	0.96	1.97	95
Westwood SMidCap Plus Fund
Institutional Shares
2017(7)	$13.33	$0.03	$1.63	$1.66	$(0.08)	$—	$—		$(0.08)	$14.91	12.47%		$146,267	0.89%		0.89%	0.46%	23	%**
2016	13.45	0.08	(0.05)	0.03	(0.07)	(0.08)	—		(0.15)	13.33	0.30		129,017	0.91		0.91	0.61	54
2015	13.89	0.03	—	0.03	(0.03)	(0.44)	—		(0.47)	13.45	0.19		119,445	0.99	^	0.90	0.23	52
2014	13.07	0.02	1.37	1.39	(0.05)	(0.52)	—		(0.57)	13.89	11.05		116,384	1.00	^	0.98	0.17	49
2013	9.81	0.06	3.26	3.32	(0.06)	—	—		(0.06)	13.07	34.05	†	35,076	1.00		1.16	0.49	55
2012	8.98	0.05	0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01	†	21,131	1.00		1.46	0.58	34
Westwood SMidCap Fund
Institutional Shares
2017(7)	$14.74	$0.03	$1.94	$1.97	$(0.07)	$(0.14)	$—		$(0.21)	$16.50	13.37%		$407,387	0.96%		0.96%	0.42%	26	%**
2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—		(1.07)	14.74	(1.08)		393,434	0.98		0.98	0.41	82
2015	17.91	0.02	0.02	0.04	(0.02)	(1.91)	—		(1.93)	16.02	0.14		490,554	0.96		0.96	0.09	56
2014	18.38	0.02	1.45	1.47	(0.07)	(1.87)	—		(1.94)	17.91	8.90		538,952	0.95		0.95	0.11	51
2013	14.00	0.14	4.46	4.60	(0.22)	—	—		(0.22)	18.38	33.32		484,606	0.96		0.96	0.87	59
2012	14.64	0.14	1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57		385,944	0.95		0.95	1.05	37
Westwood SmallCap Fund
Institutional Shares
2017(7)	$14.39	$0.04	$2.51	$2.55	$(0.09)	$(0.16)	$—		$(0.25)	$16.69	17.72	%†	$191,701	1.10%		1.07%	0.44%	25	%**
2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—		(0.06)	14.39	6.40	†	143,085	1.10		1.11	0.50	65
2015	14.57	0.04	(0.15)	(0.11)	(0.04)	(0.84)	—		(0.88)	13.58	(0.87)		135,973	1.10	^	1.09	0.30	55
2014	14.12	0.04	1.52	1.56	(0.02)	(1.09)	—		(1.11)	14.57	11.89	†	107,158	1.10		1.12	0.26	68
2013	10.21	0.05	4.33	4.38	(0.07)	(0.40)	—		(0.47)	14.12	45.00	†	58,497	1.14		1.21	0.39	72
2012	9.24	0.04	1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21	†	32,895	1.25		1.33	0.38	68
Westwood MLP and Strategic Energy Fund
Institutional Shares (commenced operations on December 29, 2014)
2017(7)	$7.25	$0.31	$0.02	$0.33	$(0.17)	$—	$—		$(0.17)	$7.41	4.50	%†	$15,473	1.00%		1.17%	8.13%	22	%**
2016	7.73	0.15	(0.33)	(0.18)	(0.16)	—	(0.14)		(0.30)	7.25	(1.93	)†	30,354	1.00		1.28	2.19	44
2015	10.00	0.11	(2.32)	(2.21)	(0.06)	—	—		(0.06)	7.73	(22.13	)†	25,931	1.00	*	1.79 *	1.46 *	34	**
Westwood Income Opportunity Fund
Institutional Shares
2017(7)	$14.58	$0.12	$0.83	$0.95	$(0.09)	$(0.07)	$—		$(0.16)	$15.37	6.52%		$2,489,962	0.84%		0.84%	1.66%	16	%**
2016	14.39	0.25	0.20	0.45	(0.23)	(0.03)	—		(0.26)	14.58	3.15		2,278,599	0.84		0.84	1.74	22
2015	14.88	0.24	(0.35)	(0.11)	(0.23)	(0.15)	—		(0.38)	14.39	(0.72)		2,387,027	0.84		0.84	1.66	24
2014	13.62	0.26	1.20	1.46	(0.18)	(0.02)	—		(0.20)	14.88	10.82		2,085,017	0.84		0.84	1.79	19
2013	12.33	0.27	1.23	1.50	(0.21)	—	—		(0.21)	13.62	12.27		1,404,119	0.86	^	0.86	2.07	24
2012	11.41	0.32	0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46		805,218	0.90	^	0.87	2.63	24
A Class Shares
2017(7)	$14.57	$0.10	$0.83	$0.93	$(0.07)	$(0.07)	$—		$(0.14)	$15.36	6.39%		$119,744	1.09%		1.09%	1.40%	16	%**
2016	14.37	0.21	0.21	0.42	(0.19)	(0.03)	—		(0.22)	14.57	2.96		123,030	1.09		1.09	1.49	22
2015	14.87	0.21	(0.37)	(0.16)	(0.19)	(0.15)	—		(0.34)	14.37	(1.05)		144,239	1.09		1.09	1.41	24
2014	13.61	0.22	1.21	1.43	(0.15)	(0.02)	—		(0.17)	14.87	10.56		215,541	1.09		1.09	1.55	19
2013	12.32	0.23	1.24	1.47	(0.18)	—	—		(0.18)	13.61	12.02		145,866	1.11	^	1.11	1.77	24
2012	11.40	0.28	0.87	1.15	(0.23)	—	—		(0.23)	12.32	10.22		61,662	1.15	^	1.12	2.37	24
Westwood Worldwide Income Opportunity Fund
Institutional Shares (commenced operations on May 1, 2015)
2017(7)	$9.37	$0.07	$0.39	$0.46	$(0.07)	$—	$—		$(0.07)	$9.76	4.92	%†	$6,812	0.95%		2.01%	1.51%	21	%**
2016	9.54	0.14	(0.16)	(0.02)	(0.15)	—	—		$(0.15)	9.37	(0.17	)†	6,526	0.95		2.17	1.48	54
2015	10.00	0.08	(0.49)	(0.41)	(0.05)	—	—	(1)	(0.05)	9.54	(4.12	)†	7,728	0.95	*	2.44 *	1.56 *	28	**
Westwood Global Equity Fund
Institutional Shares (commenced operations on December 26, 2012)
2017(7)	$11.61	$0.05	$0.97	$1.02	$(0.16)	$—	$—		$(0.16)	$12.47	8.94	%†	$20,187	1.00%		1.45%	0.77%	9	%**
2016	11.20	0.16	0.39	0.55	(0.14)	—	—		(0.14)	11.61	4.95	†	15,981	1.00		1.64	1.44	17
2015	11.65	0.15	(0.47)	(0.32)	(0.13)	—	—		(0.13)	11.20	(2.71	)†	15,203	1.00		1.68	1.32	24
2014	11.46	0.15	0.19	0.34	(0.15)	— (1)	—		(0.15)	11.65	3.00	†	15,590	1.00		2.00	1.29	38
2013(4)	10.00	0.18	1.28	1.46	—	—	—		—	11.46	14.60	†	13,278	1.00	*	2.75 *	1.98 *	27	**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(5)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Global Dividend Fund
Institutional Shares (commenced operations on December 26, 2012)
2017(7)	$10.98	$0.08	$1.05	$1.13	$(0.24)	$—	$—		$(0.24)	$11.87	10.41	%†	$2,410	1.00%		3.01%		1.45%		6	%**
2016	10.96	0.22	0.05	0.27	(0.25)	—	—		(0.25)	10.98	2.58	†	4,550	1.00		3.04		2.05		12
2015	11.42	0.20	(0.38)	(0.18)	(0.28)	—	—		(0.28)	10.96	(1.60	)†	5,267	1.00		2.86		1.79		21
2014	11.35	0.29	(0.03)	0.26	(0.19)	—	—		(0.19)	11.42	2.27	†	6,714	1.00		2.86		2.56		41
2013(4)	10.00	0.24	1.11	1.35	—	—	—		—	11.35	13.50	†	6,283	1.00	*	4.45	*	2.73	*	36	**
Westwood Emerging Markets Fund
Institutional Shares (commenced operations on December 26, 2012)
2017(7)	$8.75	$0.04	$0.49	$0.53	$(0.09)	$—	$—		$(0.09)	$9.19	6.19	%†	$251,195	1.20%		1.20%		0.93%		20	%**
2016	7.72	0.11	1.00	1.11	(0.08)	—	—		(0.08)	8.75	14.61	†	214,725	1.20		1.27		1.36		47
2015	9.44	0.12	(1.72)	(1.60)	(0.12)	—	—		(0.12)	7.72	(17.09	)†	230,966	1.20		1.29		1.36		45
2014	9.31	0.13	0.09	0.22	(0.09)	—	—		(0.09)	9.44	2.43	†	49,954	1.20		1.86		1.46		28
2013(4)	10.00	0.15	(0.84)	(0.69)	—	—	—		—	9.31	(6.90	)†	48,266	1.20	*	2.08	*	1.87	*	43	**
A Class Shares (commenced operations on December 26, 2012)
2017(7)	$8.73	$0.03	$0.50	$0.53	$(0.07)	$—	$—		$(0.07)	$9.19	6.17	%†	$525	1.45%		1.45%		0.82%		20	%**
2016	7.71	0.08	1.00	1.08	(0.06)	—	—		(0.06)	8.73	14.16	†	435	1.45		1.52		1.07		47
2015	9.41	0.06	(1.67)	(1.61)	(0.09)	—	—		(0.09)	7.71	(17.24	)†	377	1.45		1.64		0.73		45
2014	9.28	0.10	0.10	0.20	(0.07)	—	—		(0.07)	9.41	2.24	†	517	1.45		2.10		1.07		28
2013(4)	10.00	0.11	(0.83)	(0.72)	—	—	—		—	9.28	(7.20	)†	890	1.45	*	2.82	*	1.45	*	43	**
Westwood Short Duration High Yield Fund
Institutional Shares (commenced operations on December 28, 2011)
2017(7)	$9.31	$0.21	$0.08	$0.29	$(0.20)	$—	$—		$(0.20)	$9.40	3.19	%†	$83,591	0.80%		1.02%		4.52%		37	%**
2016	9.30	0.40	0.03	0.43	(0.42)	—	—		(0.42)	9.31	4.75	†	70,368	0.84		1.05		4.39		54
2015	9.90	0.42	(0.60)	(0.18)	(0.42)	—	—		(0.42)	9.30	(1.83	)†	130,775	0.90		0.94		4.35		44
2014	10.13	0.42	(0.22)	0.20	(0.42)	(0.01)	—	(1)	(0.43)	9.90	2.01	†	184,609	0.90		0.93		4.17		36
2013	10.08	0.49	0.04	0.53	(0.48)	—	—		(0.48)	10.13	5.40	†	102,957	0.90		1.06		4.86		49
2012(2)	10.00	0.46	0.02	0.48	(0.40)	—	—		(0.40)	10.08	4.91	†	37,774	0.90	*	1.44	*	5.40	*	52	**
A Class Shares (commenced operations on June 28, 2013)
2017(7)	$9.31	$0.20	$0.08	$0.28	$(0.19)	$—	$—		$(0.19)	$9.40	3.06	%†	$597	1.04%		1.27%		4.25%		37	%**
2016	9.30	0.38	0.02	0.40	(0.39)	—	—		(0.39)	9.31	4.50	†	1,541	1.08		1.32		4.18		54
2015	9.89	0.39	(0.58)	(0.19)	(0.40)	—	—		(0.40)	9.30	(1.98	)†	1,158	1.15		1.19		4.11		44
2014	10.12	0.39	(0.21)	0.18	(0.40)	(0.01)	—	(1)	(0.41)	9.89	1.77	†	1,110	1.15		1.18		3.91		36
2013(3)	9.94	0.15	0.18	0.33	(0.15)	—	—		(0.15)	10.12	3.32	†	544	1.15	*	1.32	*	4.41	*	49	(6)
Westwood Opportunistic High Yield Fund
Institutional Shares (commenced operations on December 29, 2014)
2017(7)	$9.73	$0.30	$0.22	$0.52	$(0.30)	$—	$—		$(0.30)	$9.95	5.40	%†	$642	0.70%		4.65%		6.09%		36	%**
2016	9.62	0.58	0.10	0.68	(0.57)	—	—		(0.57)	9.73	7.46	†	464	0.70		5.11		6.17		60
2015	10.00	0.39	(0.44)	(0.05)	(0.33)	—	—		(0.33)	9.62	(0.55	)†	273	0.65	*	5.97	*	4.71	*	37	**
Ultra Shares (commenced operations on December 29, 2014)
2017(7)	$9.72	$0.30	$0.22	$0.52	$(0.30)	$—	$—		$(0.30)	$9.94	5.45	%†	$3,825	0.60%		4.55%		6.20%		36	%**
2016	9.61	0.59	0.10	0.69	(0.58)	—	—		(0.58)	9.72	7.56	†	3,992	0.60		4.95		6.27		60
2015	10.00	0.42	(0.48)	(0.06)	(0.33)	—	—		(0.33)	9.61	(0.61	)†	3,572	0.60	*	6.23	*	5.02	*	37	**
Westwood Market Neutral Income Fund
Institutional Shares (commenced operations on May 1, 2015)
2017(7)	$10.01	$0.08	$0.10	$0.18	$(0.09)	$(0.02)	$—		$(0.11)	$10.08	1.75	%†	$3,725	1.35	%(10)	2.68%		1.53%		58	%**
2016	10.11	0.22	0.13	0.35	(0.21)	(0.24)	—		(0.45)	10.01	3.62	†	2,392	1.27	(9)	3.27		2.22		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—		(0.03)	10.11	1.38	†	3,291	1.35	*(8)	4.22	*	1.83	*	22	**
Ultra Shares (commenced operations on May 1, 2015)
2017(7)	$10.01	$0.08	$0.10	$0.18	$(0.09)	$(0.02)	$—		$(0.11)	$10.08	1.81	%†	$6,239	1.22	%(10)	2.55%		1.67%		58	%**
2016	10.11	0.22	0.14	0.36	(0.22)	(0.24)	—		(0.46)	10.01	3.73	†	4,093	1.16	(9)	3.17		2.26		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—		(0.03)	10.11	1.40	†	3,943	1.28	*(8)	4.26	*	1.73	*	22	**
Westwood Strategic Global Convertibles Fund
Institutional Shares (commenced operations on May 1, 2015)
2017(7)	$9.62	$0.04	$0.57	$0.61	$(0.11)	$—	$—		$(0.11)	$10.12	6.38	%†	$6,371	0.85%		2.13%		0.74%		54	%**
2016	9.78	0.08	(0.18)	(0.10)	(0.06)	—	—		(0.06)	9.62	(1.04	)†	6,235	0.85		2.48		0.80		118
2015	10.00	0.05	(0.27)	(0.22)	—	—	—		—	9.78	(2.20	)†	5,669	0.85	*	3.02	*	1.11	*	78	**

Amounts designated as “—“ are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Annualized.

** Not annualized.

(1) Amount less than $0.01 per share.

(2) For the period from December 28, 2011 through October 31, 2012.

(3) For the period from June 28, 2013 through October 31, 2013.

(4) For the period from December 26, 2012 through October 31, 2013.

(5) Year ended October 31, unless otherwise indicated.

(6) Portfolio Turnover is for the Fund for the year.

(7) For the six month period ended April 30, 2017. All ratios for the period have been annualized.

(8) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

(9) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.

(10) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund (the “Funds”).

Each of the Westwood Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Global Equity Fund, and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Low Volatility Equity Fund and the Westwood Income Opportunity Fund seek long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective December 30, 2016, the Westwood Dividend Growth Fund changed its name to the Westwood Low Volatility Equity Fund.

Effective March 1, 2017, the Westwood SmallCap Value Fund changed its name to the Westwood SmallCap Fund.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Equity Linked Notes (“ELN”) are valued daily at the mean price provided by the ELN’s counterparty.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund (the “Westwood International Funds”) use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2017, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of its normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in its Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of its prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in its Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in its Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of April 30, 2017, The Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities.

The Westwood Market Neutral Income Fund had prime brokerage borrowings throughout the period ended April 30, 2017 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$61,162	$18,342	1.70%	$29

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

As of and during the period ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of capital estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the period.

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2017, the Westwood Market Neutral Income Fund had open purchased and written option positions.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Equity Linked Notes — The Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividend or to deliver common stock at maturity.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

The Fair Value of derivative instruments as of April 30, 2017, was as follow:

	Asset Derivatives April 30, 2017 Statement of Assets and Liability Location	Fair Value	Liability Derivatives April 30, 2017 Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments: Westwood Market Neutral Income Fund

Foreign Exchange Contracts	Net Assets — Unrealized Gain on Forward Foreign Currency Contracts	$1,640	Net Assets — Unrealized Loss on Forward Foreign Currency Contracts	$10,533
Equity Contracts	Purchased Options, at Value	132,245	Written Options, at Value	59,655

Total Derivatives not accounted for as hedging instruments		$133,885		$70,188

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2017, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total

Westwood Market Neutral Income Fund

Foreign Exchange Contracts	$(45,857)	$—	$—	$(45,857)
Equity Contracts	—	(93,450)	68,015	(25,435)

Total	$(45,857)	$(93,450)	$68,015	$(71,292)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total

Westwood Market Neutral Income Fund

Foreign Exchange Contracts	$(6,947)	$—	$—	$(6,947)
Equity Contracts	—	(104,430)	13,790	(90,640)

Total	$(6,947)	$(104,430)	$13,790	$(97,587)

Written option transactions entered into during the period ended April 30, 2017 are summarized as follows:

	Number of Contracts	Premium
Westwood Market Neutral Income Fund:

Balance as of October 31, 2016	55	$2,870
Written	1,829	140,390
Expired	(850)	(48,355)
Closing Buys	(235)	(21,340)

Balance as of April 30, 2017	799	$73,565

4. Offsetting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

As of April 30, 2017, the Market Neutral Income Fund financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets Funds, and Westwood Short Duration High Yield and have adopted a Distribution Plan (the “Plan”) relating to each Fund’s A Class Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares.

The Westwood Worldwide Income Opportunity, Westwood Opportunistic High Yield Fund and the Westwood Market Neutral Income Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended April 30, 2017, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Opportunistic High Yield Fund, and the Westwood Market Neutral Income Fund incurred $6,819, $226,990, $87,934, $335, $230 and $1,915, respectively, of shareholder servicing fees or an effective rate of 0.01%, 0.11%, 0.10%, 0.01%, 0.01%, and 0.05%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Shares Expense Limitation” and the ”A Class Shares Expense Limitation” and the “Ultra Shares Expense Limitation”). The contractual waivers are in place through February 28, 2018.

Fund	Advisory Fee		Institutional Class Expense Limitation	A Class Expense Limitation
Westwood LargeCap Value Fund	0.70%		0.75%	1.00%
Westwood Low Volatility Equity Fund	0.70%	(1)	0.75%	N/A

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Fund	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation
Westwood SMidCap Plus Fund	0.75%	1.00%	N/A
Westwood SmidCap Fund	0.75%	1.25%	N/A
Westwood SmallCap Fund	0.85%	1.10%	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Global Equity Fund	0.80%	1.00%	N/A
Westwood Global Dividend Fund	0.80%	1.00%	N/A
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%
Westwood Short Duration High Yield Fund	0.75%	0.80%	1.05%

(1)	Prior to February 29, 2017, the Management Fee for the Westwood Low Volatility Equity Fund was 0.75%.

The contractual waivers for the following Funds are in place through February 28, 2018.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.75%	0.95%	N/A
Westwood Opportunistic High Yield Fund	0.55%	0.75%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.20%	1.05%
Westwood Strategic Global Convertibles Fund	0.75%	0.85%	N/A

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund and the Opportunistic High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the period ended April 30, 2017, the Adviser recaptured previously waived fees of $28,823 for the Westwood SmallCap Fund. At April 30, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until April 30:	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Worlwide Income Opportunity Fund	Westwood Global Equity Fund
04/30/14-04/30/15	2018	$—	$—	$—	$41,273	$—	$123,707
04/30/15-04/30/16	2019	23,615	—	—	105,392	101,623	92,150
04/30/16-04/30/17	2020	167,192	35,481	15,102	60,037	73,848	94,289

		$190,807	$35,481	$15,102	$206,702	$175,471	$310,146

Fiscal Year	Subject to Repayment until April 30:	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
04/30/14-04/30/15	2018	$111,138	$212,632	$47,161	$56,455	$—	$—
04/30/15-04/30/16	2019	100,714	198,554	98,207	169,563	151,674	107,532
04/30/16-04/30/17	2020	101,043	44,365	194,703	189,101	114,615	87,220

		$312,895	$455,551	$340,071	$415,119	$266,289	$194,752

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the period ended April 30, 2017, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$48,897,791	$65,965,344	$—	$—
Westwood Low Volatility Equity Fund	52,035,229	56,102,155	—	—
Westwood SMidCap Plus Fund	31,882,309	31,861,761	—	—
Westwood SMidCap Fund	102,988,426	123,293,561	—	—
Westwood SmallCap Fund	63,924,987	42,893,543	—	—
Westwood MLP and Strategic Energy Fund	5,588,719	20,614,035	—	—
Westwood Income Opportunity Fund	354,584,776	192,200,548	25,027,250	114,415,959
Westwood Worldwide Income Opportunity Fund	1,473,115	905,790	—	208,101
Westwood Global Equity Fund	3,150,575	1,527,255	—	—
Westwood Global Dividend Fund	239,939	2,808,438	—	—
Westwood Emerging Markets Fund	67,179,140	43,712,037	—	—
Westwood Short Duration High Yield Fund	40,194,369	27,823,989	—	—
Westwood Opportunistic High Yield Fund	1,600,582	1,524,799	—	—
Westwood Market Neutral Income Fund	6,953,867	3,979,099	—	—
Westwood Strategic Global Convertibles Fund	3,104,995	3,641,199	—	—

*	The cost of purchases to cover securities sold short and the proceeds from securities sold short were $641,197 and $1,632,435, respectively, for the period ended April 30, 2017.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2016	$1,758,873	$10,503,655	$—	$12,262,528
2015	6,422,078	12,085,107	—	18,507,185
Westwood Low Volatility Equity Fund
2016	1,120,476	5,265,822	—	6,386,298
2015	2,875,741	6,665,180	—	9,540,921
Westwood SMidCap Plus Fund
2016	593,185	718,998	—	1,312,183
2015	1,036,503	2,967,288	—	4,003,791
Westwood SMidCap Fund
2016	605,747	31,689,319	—	32,295,066
2015	654,251	56,877,722	—	57,531,973
Westwood SmallCap Fund
2016	365,524	172,577	—	538,101
2015	1,970,486	4,651,610	—	6,622,096
Westwood MLP and Strategic Energy Fund
2016	607,778	—	543,103	1,150,881
2015	126,147	—	—	126,147

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood Income Opportunity Fund
2016	$24,892,750	$17,188,023	$—	$42,080,773
2015	47,273,500	19,520,007	—	66,793,507
Westwood Worldwide Income Opportunity Fund
2016	110,709	—	—	110,709
2015	37,119	—	858	37,977
Westwood Global Equity Fund
2016	188,815	—	—	188,815
2015	174,187	—	—	174,187
Westwood Global Dividend Fund
2016	121,627	—	—	121,627
2015	153,241	—	—	153,241
Westwood Emerging Markets Fund
2016	1,689,932	—	—	1,689,932
2015	662,170	—	—	662,170
Westwood Short Duration High Yield Fund
2016	3,574,410	—	—	3,574,410
2015	6,546,061	—	—	6,546,061
Westwood Opportunistic High Yield Fund
2016	251,964	—	—	251,964
2015	112,570	—	—	112,570
Westwood Market Neutral Income Fund
2016	282,376	41,957	—	324,333
2015	15,123	—	—	15,123
Westwood Strategic Global Convertibles Fund
2016	35,899	—	—	35,899
2015	—	—	—	—

As of October 31, 2016, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$1,699,220	$3,609,225	$—	$35,732,531	$(9)	$41,040,967
Westwood Low Volatility Equity Fund	604,439	835,989	—	8,168,808	(14)	9,609,222
Westwood SMidCap Plus Fund	469,011	—	(5,998,192)	14,433,001	(4)	8,903,816
Westwood SMidCap Fund	1,070,730	3,548,154	—	51,211,627	(12)	55,830,499
Westwood SmallCap Fund	502,215	1,722,030	—	19,957,971	(2)	22,182,214
Westwood MLP and Strategic Energy Fund	—	—	(4,013,493)	(3,112,308)	(2,638)	(7,128,438)
Westwood Income Opportunity Fund	—	11,540,154	—	245,005,835	(1)	256,545,988
Westwood Worldwide Income Opportunity Fund	12,631	—	(480,563)	(16,875)	(24,963)	(509,770)
Westwood Global Equity Fund	202,440	—	(622,324)	2,093,228	(4)	1,673,340
Westwood Global Dividend Fund	84,394	—	(181,138)	532,540	(2)	435,794
Westwood Emerging Markets Fund	2,210,155	—	(35,520,948)	9,279,639	1	(24,031,153)
Westwood Short Duration High Yield Fund	29,221	—	(15,019,547)	(54,827)	(2)	(15,045,155)
Westwood Opportunistic High Yield Fund	24,153	—	(107,769)	(5,267)	(45)	(88,928)
Westwood Market Neutral Income Fund	52,856	—	—	(74,561)	1,491	(20,214)
Westwood Strategic Global Convertibles Fund	23,836	—	(187,867)	(28,971)	—	(193,002)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood SMidCap Plus Fund	$(3,858,451)	$(2,139,741)	$(5,998,192)
Westwood MLP and Strategic Energy Fund	(3,383,760)	(629,732)	(4,013,492)
Westwood Worldwide Income Opportunity Fund	(441,420)	(39,143)	(480,563)
Westwood Global Equity Fund	(273,375)	(348,949)	(622,324)
Westwood Global Dividend Fund	(167,546)	(13,592)	(181,138)
Westwood Emerging Markets Fund	(27,672,101)	(7,848,847)	(35,520,948)
Westwood Short Duration High Yield Fund	(2,537,139)	(12,482,408)	(15,019,547)
Westwood Opportunistic High Yield Fund	(66,033)	(41,736)	(107,769)
Westwood Strategic Global Convertibles Fund	(146,329)	(41,538)	(187,867)

During the year ended October 31, 2016, the Westwood Global Dividend Fund utilized $33,473 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short and purchased and written options, held by the Funds at April 30, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Westwood LargeCap Value Fund	$141,566,491	$50,944,808	$(3,024,010)	$47,920,798
Westwood Low Volatility Equity Fund	49,510,010	7,323,135	(610,589)	6,712,546
Westwood SMidCap Plus Fund	118,425,220	29,665,019	(1,816,993)	27,848,026
Westwood SMidCap Fund	322,761,840	86,063,306	(5,011,368)	81,051,938
Westwood SmallCap Fund	148,102,881	45,280,716	(2,182,411)	43,098,305
Westwood MLP and Strategic Energy Fund	13,069,984	2,554,648	(395,067)	2,159,581
Westwood Income Opportunity Fund	2,276,653,918	361,535,612	(16,332,304)	345,203,308
Westwood Worldwide Income Opportunity Fund	6,185,919	378,050	(102,353)	275,697
Westwood Global Equity Fund	16,455,331	4,159,728	(640,436)	3,519,292
Westwood Global Dividend Fund	1,739,700	598,957	(62,696)	536,261
Westwood Emerging Markets Fund	219,488,438	43,288,670	(7,067,102)	36,221,568
Westwood Short Duration High Yield Fund	79,314,483	1,246,646	(680,248)	566,398
Westwood Opportunistic High Yield Fund	4,275,436	192,726	(92,321)	100,405
Westwood Market Neutral Income Fund	9,461,825	367,515	(88,440)	279,075
Westwood Strategic Global Convertibles Fund	6,201,204	309,032	(38,645)	270,387

10. Risks:

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

At April 30, 2017, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Market Neutral Income Fund and the Westwood Strategic Global Convertibles Fund invests substantially in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swamps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood MLP and Strategic Energy Fund invest substantially in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest are all in a particular industry, the MLP will be negatively impacted by economic events adversely impact that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Westwood Worldwide Income Opportunity Fund invests in other investment companies such as exchange-traded funds (“ETFs”), and other open ended funds. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Funds investment could decline, which could adversely affect the Fund’s performance.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

12. Other:

At April 30, 2017, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	2	49%
Westwood LargeCap Value Fund, A Class Shares	1	84%
Westwood Low Volatility Equity Fund, Institutional Shares	2	72%
Westwood SMidCap Plus Fund, Institutional Shares	2	68%
Westwood SMidCap Fund, Institutional Shares	3	76%
Westwood SmallCap Fund, Institutional Shares	3	57%
Westwood MLP and Strategic Energy Fund, Institutional Shares	2	85%
Westwood Income Opportunity Fund, Institutional Shares	2	50%
Westwood Income Opportunity Fund, A Class Shares	1	45%
Westwood Worldwide Income Opportunity, Institutional Shares	2	92%
Westwood Global Equity Fund, Institutional Shares	3	86%
Westwood Global Dividend Fund, Institutional Shares	2	93%
Westwood Emerging Markets Fund, Institutional Shares	2	75%
Westwood Emerging Markets Fund, A Class Shares	2	92%
Westwood Short Duration High Yield Fund, Institutional Shares	1	50%
Westwood Short Duration High Yield Fund, A Class Shares	2	85%
Westwood Opportunistic High Yield Fund, Institutional Shares	2	100%
Westwood Opportunistic High Yield Fund, Ultra Shares	2	91%
Westwood Market Neutral Income Fund, Institutional Shares	3	91%
Westwood Market Neutral Income Fund, Ultra Shares	1	94%
Westwood Strategic Global Convertibles Fund, Institutional Shares	2	85%

13. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $10.0 million uncommitted, senior secured line of credit which has a maturity date of February 15, 2018. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the period ended April 30, 2017, there were no borrowings outstanding.

14. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

15. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

On April 4, 2017, the Board of Trustees of The Advisors’ Inner Circle Fund approved the closing and liquidation of the Westwood Global Dividend Fund. The Westwood Global Dividend Fund ceased operations and liquidated on May 19, 2017.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2016-April 30, 2017).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,123.10	0.75%	$3.95
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,122.90	1.00	5.26
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,106.00	0.81	4.23
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,124.70	0.89	4.69
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,133.70	0.96	5.08
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,177.20	1.10	5.94
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	1,045.00	1.00	5.08
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,065.20	0.84	4.30
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,063.90	1.09	5.58
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,049.20	0.95	4.82
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,089.40	1.00	5.18
Westwood Global Dividend Fund, Institutional Shares	1,000.00	1,104.10	1.00	5.21
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,061.90	1.20	6.13
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,061.70	1.45	7.41
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,030.60	1.04	5.24
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,031.90	0.80	4.03
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,054.00	0.70	3.57
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,054.50	0.60	3.05
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,017.50	1.35	6.77
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,018.10	1.22	6.12
Westwood Strategic Global Convertibles Fund, Institutional Shares	1,000.00	1,063.80	0.85	4.35

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — (continued) (Unaudited)
	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Annualized Expense Ratios	Expenses Paid During Period*

Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.08	0.75%	$3.76
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,019.84	1.00	5.51
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,020.78	0.81	4.06
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,020.38	0.89	4.46
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.03	0.96	4.81
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,019.34	1.10	5.51
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	1,019.83	1.00	5.01
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.63	0.84	4.21
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.39	1.09	5.46
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,020.08	0.95	4.76
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,019.83	1.00	5.01
Westwood Global Dividend Fund, Institutional Shares	1,000.00	1,019.83	1.00	5.01
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,018.84	1.20	6.01
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.59	1.45	7.27
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,019.64	1.04	5.21
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,020.83	0.80	4.01
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,021.32	0.70	3.52
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,021.82	0.60	3.01
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,018.09	1.35	6.77
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,018.73	1.22	6.12
Westwood Strategic Global Convertibles Fund, Institutional Shares	1,000.00	1,020.57	0.85	4.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WHG-SA-001-1200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO
Date: July 7, 2017